Filed with the Securities and Exchange Commission on April 27, 2026
Registration No. 002-89972
Registration No. 811-03989
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ /
Pre-Effective Amendment No.	/ /
Post-Effective Amendment No. 57	/ X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/ /
Amendment No. 117	/ X /
(Check appropriate box or boxes.)

Northwestern Mutual Variable Life Account
(Exact Name of Registrant)
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)
720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code	414-271-1444

Raymond J. Manista, Executive Vice President, Chief Legal Officer, Chief Compliance Officer, and Secretary
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)
Copy to:
Terry R. Young
Assistant General Counsel and Assistant Secretary
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202-4797
(414) 665-2092
Approximate Date of Proposed Public Offering	Continuous
It is proposed that this filing will become effective (check appropriate space)
immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2026 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on _________________ pursuant to paragraph (a)(1) of Rule 485 this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Variable Life
Whole Life
Extra Ordinary Life
Single Premium Life
Issued by The Northwestern Mutual Life Insurance Company through the Northwestern Mutual Variable Life Account
Prospectus May 1, 2026
This prospectus (the "Prospectus") describes three variable life insurance Policies (each a “Policy”, together the “Policies”). You may choose to invest your Net Premiums in up to six Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:
Northwestern Mutual Series Fund, Inc.
- Growth Stock Portfolio
- Focused Appreciation Portfolio
- Large Cap Core Stock Portfolio
- Large Cap Blend Portfolio
- Index 500 Stock Portfolio
- Large Company Value Portfolio
- Domestic Equity Portfolio
- Equity Income Portfolio
- Mid Cap Growth Stock Portfolio
- Index 400 Stock Portfolio
- Mid Cap Value Portfolio
- Small Cap Growth Stock Portfolio
- Index 600 Stock Portfolio
- Small Cap Value Portfolio
- International Growth Portfolio
- Research International Core Portfolio
- International Equity Portfolio
- Emerging Markets Equity Portfolio
- Government Money Market Portfolio
- Short-Term Bond Portfolio
- Select Bond Portfolio
- Long-Term U.S. Government Bond Portfolio
- Inflation Managed Portfolio (formerly “Inflation Protection Portfolio”)
- High Yield Bond Portfolio
- Multi-Sector Bond Portfolio
- Active/Passive Conservative Portfolio
- Active/Passive Balanced Portfolio (formerly “Balanced Portfolio”)
- Active/Passive Moderate Portfolio (formerly “Asset Allocation Portfolio”)
- Active/Passive Aggressive Portfolio
- Active/Passive Very Aggressive Portfolio (formerly “Active/Passive All Equity Portfolio”)
American Funds Insurance Series®
- Growth Fund
- Global Growth Fund
- New World Fund®
- The Bond Fund of America®
- Capital World Bond Fund®
- American High-Income Trust®
BlackRock Variable Series Funds
- International Index V.I. Fund
- Total Return V.I. Fund
Columbia Funds Variable Insurance Trust
- Small Cap Value Discovery Fund (formerly “Small Cap Value Fund”)
Cantor Fitzgerald Variable Insurance Trust (formerly “Credit Suisse Trust”)
- Cantor Fitzgerald Commodity Return Strategy Portfolio (formerly “Commodity Return Strategy Portfolio”)
Fidelity® Variable Insurance Products
- VIP Mid Cap Portfolio
- VIP ContrafundSM Portfolio
- VIP Value Strategies Portfolio
- VIP Health Care Portfolio
- VIP Technology Portfolio
- VIP Bond Index Portfolio
John Hancock Variable Insurance Trust
- Disciplined Value International Trust
- Real Estate Securities Trust
- Strategic Income Opportunities Trust
Neuberger Berman Advisers Management Trust
- Quality Equity Portfolio (formerly “Sustainable Equity Portfolio”)
Russell Investment Funds
- U.S. Strategic Equity Fund
- U.S. Small Cap Equity Fund
- Global Real Estate Securities Fund
- International Developed Markets Fund
- Strategic Bond Fund
Russell Investment Funds LifePoints® Variable Target Portfolio Series
- Moderate Strategy Fund
- Balanced Strategy Fund
- Aggressive Strategy Fund
- Equity Aggressive Strategy Fund
Please note that the Policies and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policies and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.
Each Policy is subject to the law of the state in which it is issued. Some of the terms of a Policy may differ from the terms of a Policy delivered in another state because of state specific legal requirements. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this Prospectus are defined at the end of this Prospectus in the Glossary of terms. “Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this Prospectus mean The Northwestern Mutual Life Insurance Company.
Please carefully read this Prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policies. No person is authorized to make any representation in connection with the offering of the Policies other than those contained in these prospectuses.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policies or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
We no longer issue the three Policies described in this Prospectus. The variable life insurance policies we presently offer are described in separate prospectuses.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s Staff and is available at www.investor.gov.

Important Information You Should Consider About the Policies
	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawals
If you surrender your Single Premium Life Policy in the first ten Policy Years you will be assessed a surrender charge of up to 9% of premium paid.
For example, if you surrender your Single Premium Life Policy and your total premium paid to date was $100,000, you could pay a surrender charge of up to
$9,000.
Fee and Expense Tables – Transaction Fees (Single Premium Life Policy – Surrender Charge)
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions, such as certain tax-related charges, a front-end sales load, charges for transferring between investment options, extra premium for insureds in substandard risk classifications, charges for insurance or administrative charges, as well as charges for expedited delivery or wire transfers.
Fee and Expense Tables – Transaction Fees
Ongoing Fees and Expenses (annual charges)
In addition to the charges above, investment in a Policy is subject to ongoing fees and expenses, including fees covering the cost of insurance and optional benefits available under the Policy. These fees are based on information as of
December 31, 2025, may change from year to year, and are generally based on characteristics of the insured (e.g., age, sex and rating classification). You should review your Policy specifications page for specific rates applicable under your Policy.
You bear the expenses associated with the Portfolios available under your
Policy, the range for which is shown in the following table:
Fee and Expense Tables – Periodic Charges (Other than Portfolio Operating Expenses) Fee and Expense Tables – Annual Portfolio Operating Expenses
	Annual Fee	Minimum*	Maximum*
	Investment Options (Portfolio company fees and expenses)	0.14%	2.50%
* As a percentage of Portfolio assets.
RISKS
Risk of Loss	You can lose money by investing in a Policy, including loss of principal.			Risks of the Policies – Investment Risk and The Funds
Not a Short-Term Investment
Your Policy is not a short-term investment and is not appropriate for you if you need ready access to cash. Surrender charges may apply in the first 10 Policy
Years . In addition, short-term investment in a Policy may subject you to income taxes and tax penalties.
Risks of the Policies – Policy for Long- Term Protection
Risks Associated with Investment Options
Investment in your Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options
( Portfolios) available under your Policy. Each Portfolio will have its own unique risks and you should review these investment options before making an investment decision.
Risks of the Policies – Investment Risk
Insurance Company Risks
Investment in your Policy is subject to the risks related to Northwestern
Mutual, and any obligations, guarantees, or benefits are subject to the claims-
paying ability of Northwestern Mutual. More information about Northwestern
Mutual, including its financial strength ratings, is available upon request by calling toll free (866) 424-2609.
Risks of the Policies –Investment Risk Also see The Company section
Policy Lapse
Insufficient premium payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage and death benefits will not be paid.
After lapse, you may reinstate your Policy subject to certain conditions described in the Prospectus, including the payment of any premium required to keep the Policy in force.
Risks of the Policy Lapse Information About the Policies –Reinstatement
Variable Life Prospectus
1

	RESTRICTIONS	Cross-Reference(s) to Location in Prospectus
Investments
Transfers from the Divisions must be in amounts greater than or equal to 1% of assets in the Divisions, may be subject to charges, and are subject to the
Policies short-term and excessive trading policies. These short-term and excessive trading policies may trigger additional restrictions on your Policy.
Currently, there is no charge when you transfer amounts among Divisions.
However, we reserve the right to charge $25 for each transfer. You may invest in up to six Divisions at a time.
Under certain circumstances Northwestern Mutual reserves the right to remove a Portfolio or substitute another Portfolio or mutual fund for such
Portfolio .

Information about
the Policies – Other
Policy Transactions
(Transfers Between
Divisions and Short-
Term and Excessive
Trading)

Information about
the Policies – Other
Policies
Transactions
(Substitution of
Portfolio Shares and
Other Changes)

Optional Benefits
Optional benefits are subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages (or may terminate at certain ages) and underwriting classifications.
Because we no longer issue the Policies, certain optional benefits may no longer be available.
Information about the Policies – Other Benefits Under the Policies
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. There is no additional tax benefit if the Policy is purchased through a tax-qualified plan.
Tax Considerations
CONFLICTS OF INTEREST
Investment Professional Compensation
We no longer issue the Policies to new owners. The Policies were sold exclusively through financial representatives of Northwestern Mutual’s affiliated broker-dealer, who are compensated with a commission based on a percentage of premium, and Northwestern Mutual may share revenue it earns on your Policy with its affiliated broker-dealer. These financial representatives may have, or had, a financial incentive to offer or recommend your Policy, or another policy issued by Northwestern Mutual, over other investments.
Distribution of the Policies Also see Deductions and Charges – Commissions Paid to Financial Representatives
Exchanges
We no longer issue the Policies to new owners. Some financial representatives may have a financial incentive to offer a policy issued by Northwestern Mutual in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, and any fees or penalties to terminate the existing policy, that it is preferable to purchase a policy issued by Northwestern Mutual (or any other policy) rather than continue to own the existing policy.
None
Overview of the Policies
What are the Policies, and what are they designed to do?
The Policies are individual variable whole life insurance policies, the purpose of which is primarily to provide life insurance protection (i.e., a death benefit), while providing the long-term Cash Value growth through allocations to a variety of Divisions. A Policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. You may want to consult your financial or tax advisor.
In exchange for your premium payment(s), upon the death of the Insured, we will pay the Death Benefit to your beneficiary that includes a guaranteed amount that will not be reduced so long as you make the necessary premium payments, as well as a “variable insurance amount” (see “Death Benefit—Variable Insurance Amount”) and/or additional term insurance in some circumstances.
Variable Life Prospectus
2

How are Premium Payments treated under the Policies?
We no longer issue the Policies to new owners. The Single Premium Life Policy allowed for a one time, gross single premium at issue and does not allow for additional premium payments. For Whole Life Policies and Extra Ordinary Life Policies, current owners must generally pay premiums when they are due to keep the Policy in-force and maintain the guaranteed Death Benefit. Depending on your life insurance coverage, premiums are generally level, fixed and payable in advance during the Insured’s lifetime on a periodic basis. The Automatic Premium Loans provision of your Policy may affect the amount of premium you are required to pay (see “Policy Loans and Automatic Premium Loans”).
For Whole Life Policies and Extra Ordinary Life Policies, even if you pay on a more frequent basis we place all scheduled Net Premium (i.e., premium less applicable premium charges such as taxes and sales load) in the Divisions at the beginning of each Policy year. Premiums paid on an other-than-annual basis are adjusted to reflect the time value of money according to predetermined rates. Allocation of Net Premium to the Divisions is done according to your current allocation instructions on file with us.
Investments in a Policy’s Divisions are held in the Separate Account which is an account separate from our General Account assets. We have established a segment within the Separate Account to receive and invest Net Premium for the Policies. Currently, the Policy segment is divided into over 59 Separate Account Divisions. Each Division purchases shares in a corresponding Portfolio. Information about each corresponding Portfolio is provided at the back of this Prospectus. See APPENDIX A: Portfolios Available under Your Policy.
Payment of insufficient Premiums may result in the Policy terminating or lapsing.
Q. What are the primary features and options that your Variable Life
Policy offers?
A.
Death Benefit. The primary benefit of each Policy is the life insurance protection (i.e., Death Benefit) it provides. For each Policy the Death Benefit includes a guaranteed amount which will not be reduced during the lifetime of the Insured so long as you pay premiums when they are due and no Policy Debt is outstanding. The remainder of the Death Benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The Extra Ordinary Life Policy also provides some term insurance during the early Policy Years. The Death Benefit is increased by the amount of any paid-up additions which you have purchased with any dividends that we pay, except that for Extra Ordinary Life Policies, variable insurance amount and paid-up additions will first be used to replace term insurance before increasing the Death Benefit. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy.
B.
Surrenders and Access to Cash Value. You may surrender your Policy, and we will pay you its Cash Value. In some cases, if we permit a Death Benefit reduction a distribution of Cash Value may result. Surrenders and distributions of Cash Value are subject to charges and may have adverse tax consequences.
C.
Loans. You may take a loan against a Policy that, when added to existing Policy Debt, does not exceed the loan value of the Policy. The Policy secures the loan. Taking a loan will reduce Cash Value and the Death Benefit, may have adverse tax consequences and will increase the risk that your Policy may terminate or lapse.
D.
Transfers. Generally, you may transfer Cash Value among the Divisions subject to certain restrictions (e.g., so long as you are invested in no more than six Divisions at a time).
E.
Collateral Assignment. Subject to our approval, you may generally assign a Policy as collateral for a loan or other obligation.
F.
Tax Treatment. You are generally not taxed on a Policy’s earnings until you withdraw Cash Value from your Policy. This is known as tax deferral.
G.
Additional Benefits. There are additional benefits under your Policy. An additional charge may apply if you elect an available additional benefit. The additional benefits that may be available with your Policy are listed in the “Other Benefits under the Policies” section of the Prospectus, and include the following:
●
Waiver of Premium Benefit – Waives the Insured’s premium while totally disabled (no longer available for purchase)
●
Additional Purchase Benefit – Allows the Owner to purchase additional life insurance on the life of the Insured without proof of insurability (no longer available for purchase)
●
Income Plans – In lieu of a lump sum payment, the Death Benefit proceeds may be payable in monthly (or less frequent) payments over a period of time
●
Right to Exchange for a Fixed Benefit Policy – Allows you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the underlying Portfolios
Variable Life Prospectus
3

Fee and Expense Tables
The following tables describe the fees and expenses that are payable when you buy, own, surrender or make withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
Transaction Fees1
This table describes the fees and expenses you will pay when you pay premiums, surrender the Policy or transfer amounts among investment options.
	Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Whole Life and Extra Ordinary Life Policies	Premium Taxes	When you pay premiums	2% of the basic premium[2]	2% of the basic premium[2]
	Sales Load	When you pay premiums	Same as the current amount	Year 1: 30% of basic premium[2] Years 2-4: 10% of basic premium[2] Years 5-on: Not more than 7% of basic premium[2]
	Charge for Issuance Expenses	When you pay premiums — first Policy Year only	Same as the current amount	Not more than $5 for each $1,000 of insurance
	Administrative Charge	When we issue the Policy	$150	$150
Single Premium Life Policy	Surrender Charge	When you surrender the Policy during the first ten Policy Years	Not more than 9% of the premium paid for the Policy[3]	0%
All Policies	Fee for Transfer of Assets	When you transfer assets among the Divisions	The fee will not exceed our administrative costs of transfers	Currently waived
Whole Life and Extra Ordinary Life Policies	Extra Premium for Insureds Who Do Not Qualify as Select Risks	When you pay premiums	Same as current amount[4]; Variable Whole Life; Maximum: $52.70 per $1,000 of face amount; Variable Extra Ordinary Life Policies; Maximum: $58.71 per $1,000 of face amount	The amount depends on the underwriting classification
All Policies	Expedited Delivery Charge[5]	When express mail delivery is requested	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[6]	$15 per delivery (up to $45 for next day, a.m. delivery)
	Wire Transfer Fee[5]	When a wire transfer is requested	$50 per transfer (up to $100 for international wires) adjusted for inflation[6]	$25 per transfer (up to $50 for international wires)
1
Some fees and expenses, such as fees applicable in Policy Years prior to your current Policy Year, may no longer apply because the Policies are no longer issued.
2
The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction for administrative costs. See “Deductions and Charges” for more information.
3
This charge no longer applies because you have owned your Policy for longer than ten years.
4
This charge will vary depending on underwriting classification of the Insured.
5
This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
6
The maximum amount deducted is subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum amount deducted will equal the maximum charge shown above multiplied by the CPI for the fourth month prior to the time of the
Variable Life Prospectus
4

charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.
Periodic Charges (Other than Portfolio Operating Expenses)
These tables describe the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own a Policy. Please refer to the table specific to your Policy. As noted below, in some cases the charges shown in the table may not be representative of what a particular Owner may pay. Please request an illustration from your Financial Representative for personalized information, including the particular charges applicable to your Policy. (See “Illustrations”).
Whole Life Policy
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Charge for Administrative Costs	Annually, on the Policy Anniversary	$35	$35
Charge for Death Benefit Guarantee	Annually, on the Policy Anniversary	1 1∕2% of the basic premium[1]	1 1∕2% of the basic premium[1]
Charge for Mortality and Expense Risks	Daily	Annual rate of .50% of the Separate Account Assets	Annual rate of .50% of the Separate Account Assets
Charge for Federal Income Taxes	Daily	A rate which reflects that portion of our actual tax expenses which is fairly allocable to the Policies	Annual rate of .05% of the Separate Account Assets
Cost of Insurance	Calculated at least annually on the Policy Anniversary	Same as current amount, without the current dividend
Maximum: $1,000 per $1,000 of net amount at
risk (Attained Age 99)[2]

Minimum: $0.69 per $1,000 of net amount at risk
(Attained Age 10 female)[2]

Representative: $14.77 per $1,000 of net amount
at risk (Attained Age 58 male)

Charge for Mortality and Expense Risks and Expenses for Loans[3]	Daily	Annual rate of 1.00% of the borrowed amount	When the Insured is Attained Age 99 and below: Annual rate of 0.85% of the borrowed amount; When the Insured is Attained Age 100 and above: Annual rate of 0.30% of the borrowed amount
Waiver of Premium Benefit[4]	Annually, on the Policy Anniversary, if this benefit is attached to your Policy and the Attained Age is less than 65	Same as current amount	Maximum: $2.05 per $1,000 of face amount (Issue Age 58) Minimum: $0.13 per $1,000 of face amount (Issue Age 0-6) Representative: $0.37 per $1,000 of face amount (Issue Age 35)
Additional Purchase Benefit[5]	Annually, on the Policy Anniversary, if this benefit is attached to your Policy and the Attained Age is less than 40	Same as current amount
Maximum: $2.21 per $1,000 of Additional
Purchase Benefit (Issue Age 38)[5]

Minimum: $0.54 per $1,000 of Additional
Purchase Benefit (Issue Age 0)[5]

Representative: $0.54 per $1,000 of Additional
Purchase Benefit (Issue Age 0)

1
The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction for administrative costs. See “Deductions and Charges” for more information.
2
The Policy includes no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of Cash Values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the Death Benefit and the Cash Value. The cost of insurance is based on factors including but not limited to the Insured’s Attained Age, the 1980 CSO Mortality Table and the net insurance amount at risk. The net insurance amount at risk is the Death Benefit minus the sum of the Cash Value and any Policy Debt. The rates shown in the table may not be representative of the charge a particular Owner may pay. The amount you pay for the cost of insurance is effectively reduced by the dividends, if any, we currently pay on your Policy. You may ask your Financial Representative for the current dividend amount. Future dividends are not guaranteed. (See “Annual Dividends”).
Variable Life Prospectus
5

3
The charge is applied to the Policy Debt. The charge shown is a loan interest spread that is deducted from the Cash Value. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate based on a bond yield index. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.
4
The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charge does not vary by sex. Generally, the charge increases for older Issue Ages. In addition, higher rates may apply to substandard underwriting classifications. The charge for the Waiver of Premium Benefit is less for Extra Ordinary Life Policies than for Whole Life Policies, all other factors being equal.
5
The maximum benefit amount is $100,000. The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charge does not vary by sex. The charge increases for older Issue Ages.
Extra Ordinary Life Policy
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Charge for Mortality and Expense Risks	Daily	Annual rate of .50% of the Separate Account Assets	Annual rate of .50% of the Separate Account Assets
Charge for Federal Income Taxes	Daily	A rate which reflects that portion of our actual tax expenses which is fairly allocable to the Policies	Annual rate of .05% of the Separate Account Assets
Cost of Insurance	Calculated at least annually on the Policy Anniversary	Same as current amount, without the current dividend
Maximum: $1,000 per $1,000 of net amount at
risk (Attained Age 99)[1]

Minimum: $0.85 per $1,000 of net amount at risk
(Attained Age 15 female)[1]

Representative: $23.14 per $1,000 of net amount
at risk (Attained Age 65 male)

Charge for Mortality and Expense Risks and Expenses for Loans[2]	Daily	Annual rate of 1.00% of the borrowed amount	When the Insured is Attained Age 99 and below: Annual rate of 0.85% of the borrowed amount; When the Insured is Attained Age 100 and above: Annual rate of 0.30% of the borrowed amount
Charge for Dividends[3]	Annually, on the Policy Anniversary	Same as current amount	Maximum: 17% of the gross annual premium[4]
Extra Premium for Extra Life Protection (after the expiry of the guaranteed period)	Annually, after the expiry of the guaranteed period, on the Policy Anniversary[5]	Maximum: $1,000 per $1,000 of term insurance, without the current dividend Minimum: $6.27 per $1,000 of term insurance, without the current dividend
Maximum: $283.64 per $1,000 of term insurance[6]
(Attained Age 99 male standard)

Minimum: $1.93 per $1,000 of term insurance[6]
(Attained Age 52 female select)

Representative: $5.11 per $1,000 of term
insurance[6] (Attained Age 62 male select)

Charge for Administrative Costs	Annually, on the Policy Anniversary	$35	$35
Charge for Death Benefit Guarantee	Annually, on the Policy Anniversary	1 1∕2% of the basic premium[7]	1 1∕2% of the basic premium[7]
Waiver of Premium Benefit[8]	Annually, on the Policy Anniversary, if this benefit is attached to your Policy and the Attained Age is less than 65	Same as current amount	Maximum: $1.48 per $1,000 of face amount (Issue Age 48) Minimum: $0.10 per $1,000 of face amount (Issue Age 15) Representative: $0.24 per $1,000 of face amount (Issue Age 35)
Additional Purchase Benefit[9]	Annually, on the Policy Anniversary, if this benefit is attached to your Policy and the Attained Age is less than 40	Same as current amount
Maximum: $2.21 per $1,000 of Additional
Purchase Benefit (Issue Age 38)[9]

Minimum: $1.06 per $1,000 of Additional
Purchase Benefit (Issue Age 15)[9]

Representative: $1.33 per $1,000 of Additional
Purchase Benefit (Issue Age 25)[9]

1
The Policy includes no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of Cash Values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the Death Benefit and the Cash Value. The cost of insurance is based on factors including but not limited to the Insured’s Attained Age, the 1980 CSO
Variable Life Prospectus
6

Mortality Table and the net insurance amount at risk. The net insurance amount at risk is the Death Benefit minus the sum of the Cash Value and any Policy Debt. The rates shown in the table may not be representative of the charge a particular Owner may pay. The amount you pay for the cost of insurance is effectively reduced by the dividends, if any, we currently pay on your Policy. You may ask your Financial Representative for the current dividend amount. Future dividends are not guaranteed. (See “Annual Dividends”).
2
The charge is applied to the Policy Debt. The charge shown is a loan interest spread that is deducted from the Invested Assets. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate based on a bond yield index. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.
3
This charge will vary by Issue Age of the Insured.
4
The charge for dividends is approximately 7% to 17% of the gross annual premium.
5
After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection, we may reduce the amount of term insurance for the Policy Year. Alternatively, you may choose to have the coverage maintained by paying a larger premium based on the term insurance rates described here. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy Anniversary when you fail to pay the additional premium when due.
6
Estimated year-end dividends have the effect of reducing the term insurance amounts on which the charges are based.
7
The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction for administrative costs. See “Deductions and Charges” for more information.
8
The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charge does not vary by sex. Generally, the charge increases for older Issue Ages. In addition, higher rates may apply to substandard underwriting classifications. The charge for the Waiver of Premium benefit is less for Extra Ordinary Life Policies than for Whole Life Policies, all other factors being equal.
9
The maximum benefit amount is $100,000. The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charge does not vary by sex. The charge increases for older Issue Ages.
Single Premium Life Policy
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Charge for Mortality and Expense Risks	Daily	Annual rate of .50% of the Separate Account assets	Annual rate of .50% of the Separate Account assets
Charge for Federal Income Taxes	Daily	A rate which reflects that portion of our actual tax expenses which is fairly allocable to the Policies	Annual rate of .05% of the Separate Account assets
Cost of Insurance	Calculated at least annually on the Policy Anniversary	Same as current amount, without the current dividend
Maximum: $1,000 per $1,000 of net amount at
risk (Attained Age 99)[1]

Minimum: $0.69 per $1,000 of net amount at risk
(Attained Age 10 female)[1]

Representative: $36.17 per $1,000 of net amount
at risk (Attained Age 68 male)

Charge for Mortality and Expense Risks and Expenses for Loans[2]	Daily	Annual rate of 1.00% of the borrowed amount	When the Insured is Attained Age 99 and below: Annual rate of 0.85% of the borrowed amount; When the Insured is Attained Age 100 and above: Annual rate of 0.30% of the borrowed amount
1
The Policy includes no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of Cash Values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the Death Benefit and the Cash Value. The cost of insurance is based on factors including but not limited to the Insured’s Attained Age, the 1980 CSO Mortality Table and the net insurance amount at risk. The net insurance amount at risk is the Death Benefit minus the sum of the Cash Value and any Policy Debt. The rates shown in the table may not be representative of the charge a particular Owner may pay. The amount you pay for the cost of insurance is effectively reduced by the dividends, if any, we currently pay on your Policy. You may ask your Financial Representative for the current dividend amount. Future dividends are not guaranteed. (See “Annual Dividends”).
2
The charge is applied to the Policy Debt. The charge shown is a loan interest spread that is deducted from the Invested Assets. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate based on a bond yield index. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.
Annual Portfolio Operating Expenses
The table below shows the range (minimum and maximum) of total operating expenses charged by the Portfolios that you may pay periodically during the time you own your Policy. The table below is based on information as of December 31, 2025 and may change from year to year. A complete list of the Portfolios available under your Policy, including their annual expenses, may be found at the back of this document.

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	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.14%	2.50%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.14%	2.45%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Portfolio Operating Expenses and will continue until at least April 30, 2027.
For more information about voluntary fee waivers that may be in place, see the “Deductions and Charges” section.
Variable Life Prospectus
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Risks of the Policies
Policy for Long-Term Protection  Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing. The value of your Policy and Death Benefit will be reduced if you withdraw Cash Value. In addition, short-term investment in the Policy may subject you to income taxes and tax penalties.
Investment Risk  Cash Value in the Divisions will fluctuate with the performance of the Portfolios you choose. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. These assets are not guaranteed, and you can lose money. You may be required to pay more premiums than originally planned in order to keep the Policy in force.
A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.
Insurance Default Risk  Because certain guarantees under the Policies are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits outside of the Separate Account, are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.
Policy Lapse  Insufficient premiums, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If you do not pay premiums when they are due, your Policy will enter a 31-day grace period. If your Policy enters a grace period, we will notify you that your Policy will lapse at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.
Policy Loan Risks  A Policy loan, whether or not repaid, will affect the value of your Policy over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value while there is Policy Debt. The Death Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt is extinguished by applying the Policy Value to repay it. If the Policy Debt exceeds the cost basis in the contract, we are required to report the extinguishment to you and the IRS on an IRS Form 1099-R. Policy Debt may increase the risk that your Policy will lapse.
Limitations on Access to Your Values  Accessing your Policies’ value may have tax consequences. Your Policy provides access to Cash Value during the lifetime of the Insured. You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. We will permit a Death Benefit reduction so long as the Policy that remains meets our minimum size requirements. Under some circumstances there may be a release of Cash Value upon the reduction of your Death Benefit. You may borrow an amount from the Company up to 90% of your Policy’s Cash Value using the Policy as security.
Adverse Tax Consequences  Our understanding of the principal tax considerations for the Policies under current tax law is set forth in this Prospectus. A surrender, loan or release of Cash Value may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented.
Generally, a Policy may be classified as a MEC if cumulative premiums paid during a seven-pay period exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to an additional 10% penalty tax if taken before the Owner attains age 59½. Moreover, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes. (See “Tax Considerations”).
Risk of an Increase in Current Fees and Expenses Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time.
Cybersecurity and Certain Business Continuity Risks The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other
9

affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our website, if available, or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics, may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pickup and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Policy due to a disaster or other catastrophe.
Privacy Risks Variable life insurance policies face significant privacy risks, including cyberattacks and unauthorized access and use of sensitive personal and financial data, which can lead to identity theft and financial fraud, and other harms. Northwestern Mutual ensures employees receive training on privacy protocols and data minimization practices in addition to other robust data protection measures to mitigate these risks and maintain compliance with applicable privacy laws and regulations.
The Company
The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual were over $399 billion as of December 31, 2025. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
General Account assets are used to guarantee the payment of certain benefits under the Policies, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policies. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.
The Separate Account
We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits due under the Policy. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.
Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other
Variable Life Prospectus
10

assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.
Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:
●
operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;
●
invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased;
●
transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;
●
on behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to the Policies supported by the Separate Account to the General Account (Policy Value remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);
●
register or deregister the Separate Account under the 1940 Act or change its classification under that Act;
●
create new separate accounts;
●
add, delete or make changes to the securities and other assets held or purchased by the Separate Account;
●
restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and
●
make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.
In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.
The Funds
A variety of investment options are made available under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend any particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.
The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc., American Funds Insurance Series, BlackRock Variable Series Fund, Inc., BlackRock Variable Series Fund II, Inc., Columbia Funds Variable Insurance Trust, Cantor Fitzgerald Variable Insurance Trust, Variable Insurance Products Fund II (Fidelity), Variable Insurance Products Fund III (Fidelity), Variable Products Insurance Fund IV (Fidelity), Variable Insurance Products Fund V (Fidelity), John Hancock Variable Insurance Trust, Neuberger Berman Advisers Management Trust, and Russell Investment Funds.
The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.
There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this Prospectus. Each Portfolio has a prospectus that contains more detailed information about the Portfolio. Read the prospectuses for the Portfolios carefully before investing. You can find these documents online at
Variable Life Prospectus
11

www.nmprospectus.com, by calling (866) 424-2609 or by sending an email request to vavldocrequest@northwesternmutual.com. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit www.nmprospectus.com to obtain these documents.
Payments We Receive
The Policy makes available both proprietary and non-proprietary Portfolios. The Series Fund is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Policy, we consider during the selection process whether a Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.
Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is available through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Policies and Portfolios. The Company and its affiliates may profit from these payments.
While not currently the case, certain Portfolios available under the Policy may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We would also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.
Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.
Information About the Policies
We are no longer issuing these Policies.
This prospectus describes the material provisions of the Policies. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.
Premiums
For Whole Life Policies and, except as explained below, for Extra Ordinary Life Policies, premiums are level, fixed and payable in advance during the Insured’s lifetime on a monthly, quarterly, semiannual or annual basis. You may change the premium frequency. The change will be effective when we accept the premium on the new frequency. The amount of the premium depends on the amount of insurance for which the Policy was issued and the Insured’s age and underwriting classification. The amount of the premium also reflects the sex of the Insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to the Owner not less than two weeks before each premium is due. If you select the monthly premium frequency, we may require that you make Premium Payments through an automatic payment plan arranged with your bank.
Variable Life Prospectus
12

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate, and (2) cover the administrative costs to process the additional Premium Payments. You may obtain information from your Northwestern Mutual Financial Representative about annual percentage rate (APR) calculations for premiums paid other than annually. The APR calculation is also available through www.northwesternmutual.com.
Premium added to the Separate Account will increase your Policy Value according to a formula specified in your Policy that takes into account certain actuarially determined values and the 1980 CSO mortality tables.
If the Insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.
You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accordance with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. If mandated under the Policy or applicable law, we may be required to reject a Premium Payment. We may also be required to provide information about you and your account to government regulators.
We accept Premium Payments via our website if eligible. Electronic payments via our website must be made in accordance with our current procedures. However, we are not required to accept electronic payments, and we will not be responsible for losses resulting from transactions based on unauthorized electronic payments, provided we follow procedures reasonably designed to verify the authenticity of electronic payments. For more information on electronic payments see “Owner Inquiries.” We reserve the right to limit, modify, suspend or terminate the ability to make payments via our website at any time. Although we do not anticipate delays in our receipt and processing of premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums.
Whole Life Policy The following table for Whole Life Policies shows representative premiums for male select, standard plus, and standard risks for various face amounts of insurance. Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate and (2) cover the administrative costs associated with additional Premium Payments. For example, two semi-annual payments will total more than an annual premium payment.

Age at Issue	Face Amount	Annual Premium	Monthly Premium	Annual Sum of Monthly Premiums*	Annual Sum of Monthly Premiums Minus the Annual Premium
	SELECT
15	$50,000	$382.50	$33.60	$403.20	$20.70
35	100,000	1,536.00	135.10	1,621.20	85.20
55	100,000	3,766.00	331.10	3,973.20	207.20
	STANDARD PLUS
15	$50,000	$406.00	$35.60	$427.20	$21.20
35	100,000	1,683.00	148.10	1,777.20	94.20
55	100,000	4,125.00	363.10	4,357.20	232.20
	STANDARD
15	$50,000	$491.50	$43.10	$517.20	$25.70
35	100,000	1,912.00	168.10	2,017.20	105.20
55	100,000	4,587.00	404.10	4,849.20	262.20
*
In some cases for policies with smaller premiums, the sum of 12 monthly premiums may be less than the sum of other periodic premium amounts due to lower administrative costs.
Extra Ordinary Life Policy The following table for Extra Ordinary Life Policies shows representative annual premiums for male select, standard plus and standard risks for various amounts of insurance. Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate and (2) cover the administrative costs associated with additional Premium Payments. For example, two semi-annual payments will total more than an annual premium payment. The amounts of insurance shown in the table are the total amounts in effect when the Extra Ordinary Life Policy is
Variable Life Prospectus
13

issued, including both the guaranteed minimum death benefit noted in your Policy (“Minimum Death Benefit”), which we guarantee for the lifetime of the Insured, and the Extra Life Protection, which we guarantee for a shorter period. (See “Death Benefit” and “Extra Ordinary Life Policy”).
Age at Issue	Face Amount	Annual Premium	Monthly Premium	Annual Sum of Monthly Premiums*	Annual Sum of Monthly Premiums Minus the Annual Premium
	SELECT
15	$50,000	$261.50	$23.10	$277.20	$15.70
35	100,000	1,014.00	89.10	1,069.20	55.20
55	100,000	2,612.00	230.10	2,761.20	149.20
	STANDARD PLUS
15	$50,000	$285.00	$25.10	$301.20	$16.20
35	100,000	1,161.00	102.10	1,225.20	64.20
55	100,000	2,971.00	261.10	3,133.20	162.20
	STANDARD
15	$50,000	$357.50	$31.60	$379.20	$21.70
35	100,000	1,377.00	121.10	1,453.20	76.20
55	100,000	3,425.00	301.10	3,613.20	188.20
*
In some cases for policies with smaller premiums, the sum of 12 monthly premiums may be less than the sum of other periodic premium amounts due to lower administrative costs.
Single Premium Life Policy The Single Premium Life Policy was available only for applicants who met select or standard plus underwriting criteria as we determined. The premiums for these Policies are the same for both select and standard plus risks, but we expect that the dividends will be lower for Policies issued to Insureds in the standard plus classification.
The following table for Single Premium Life Policies shows representative gross single premiums for male select and standard plus risks for various face amounts of insurance:
Age at Issue	Face Amount of Insurance	Gross Single Premium
15	$10,000	$1,498.40
35	25,000	6,443.25
55	50,000	23,502.00
Grace Period
For the Whole Life and Extra Ordinary Life Policies there is a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you do not pay the premium within the grace period, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as extended term or paid-up insurance (see “Extended Term and Paid-Up Insurance”), or the Automatic Premium Loan provision is currently in effect (see “Policy Loans and Automatic Premium Loans”) to pay any overdue premiums and the premium due is less than the maximum amount allowable. If the Insured dies during the grace period we will deduct any overdue premium from the proceeds of the Policy. If the Insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.
Allocating Premiums to the Separate Account
We place the net annual premium for a Whole Life Policy or an Extra Ordinary Life Policy in the Separate Account on the Policy Date and on the Policy Anniversary each year. The net annual premium is the annual premium less the deductions. See “Deductions and Charges” for more information.
You determine how the net annual premium for a Whole Life or an Extra Ordinary Life Policy is apportioned among the Divisions. If you direct any portion of a premium to a Division, the Division must receive at least 1% of that premium. You may change the apportionment for future premiums by written request at any time, but the change will be effective only when we place the net annual premium in the Separate Account on the next Policy Anniversary, even if you are paying premiums other than on an annual basis. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions on your behalf involving the allocation of amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading. Premium may be allocated to up to six Divisions at a time.
Variable Life Prospectus
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Eligible Owners may also submit allocation requests via the Variable Life Service Center at 1-866-424-2609 or via our website at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current procedures for Electronic Instructions provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions.
For a Single Premium Policy we placed the entire single premium, less an administrative charge of $150, in the Separate Account on the Policy Date, and we apportioned the amount among the Divisions as you determined.
You may allocate the Cash Value among as many as six Divisions at any time.
Cash Value
The Cash Value of a Policy is equal to the amount you are eligible to receive when you surrender the Policy. If investment results were a net level 4% every year, the Cash Value would increase each year according to a table in your Policy (“tabular Cash Value”). However, the Cash Value for all Policies will change daily in response to investment results. For any given date, to calculate the Cash Value, the tabular Cash Value for the last Policy Anniversary is adjusted to reflect the time elapsed since the last Policy Anniversary. We then adjust the sum of the tabular Cash Value and the net single premium for the variable insurance amount (see the discussion of net single premiums under “Variable Insurance Amount”) to reflect investment results from the last Policy Anniversary to the date for which the calculation is being made. The Cash Value is increased by the value of any paid-up additions which have been purchased with dividends. The value of the paid-up additions reflects investment results from your last Policy Anniversary to the date for which the calculation is being made. If a portion of the premium for the current Policy Year has not been paid, the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy will be reduced. The Cash Value for all Policies will be reduced by any Policy Debt outstanding. No minimum Cash Value is guaranteed.
We determine the Cash Value for a Policy (including any request for a Death Benefit reduction, please see below) at the end of each valuation period (typically, 4:00 p.m. Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.
You may surrender a Policy for the Cash Value at any time during the lifetime of the Insured. We will surrender your Policy upon receiving a surrender request in Good Order at our Home Office. Requests for surrender received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE are deemed to be received and effective that day. If received on or after the close of trading, requests are deemed to be received and effective as of the close of the next regular trading session of the NYSE. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Alternatively, you may use the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. (See “Extended Term and Paid-Up Insurance”). Surrender proceeds may be paid under an Income Plan requested by an Owner at the time of surrender. Available Income Plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans (see “Other Benefits Available Under the Policies –Income Plans”).
You may request a Death Benefit reduction, so long as the Policy’s Death Benefit after reduction meets the regular minimum size requirements. A proportionate refund of the Policy’s Cash Value will result from any Death Benefit reduction. The refund of Cash Value will first be applied toward any existing loan balance. The remainder of the Cash Value refunded will be returned to the Owner. The remaining Policy will be based on the age and underwriting classification of the Insured at the time of issuance of the original Policy. We will allocate reductions among the Divisions in proportion to the amounts in the Divisions.
Death Benefit
The Death Benefit for a variable life insurance policy is, in part, a guaranteed amount which will not be reduced during the lifetime of the Insured so long as you pay premiums when they are due and no Policy Debt is outstanding. The remainder of the Death Benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The amount of any paid-up additions is also included in the total Death Benefit and, in addition, the Extra Ordinary Life Policy provides some term insurance during the early Policy Years. Paid-up additions are amounts of permanent insurance, paid for with dividends and added to a basic life insurance policy, and for which the premium for the entire lifetime of the Insured has
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been paid. Paid-up additions have Cash Value and loan value. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy. For a more detailed description of how the Death Benefit is calculated for your Policy, see “Whole Life Policy and Single Premium Life Policy” and “Extra Ordinary Life Policy” below.
Payment of Proceeds The amount payable under the Death Benefit will be reduced by the amount of any Policy Debt. Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the death of the Insured is received in our Home Office. The amount of proceeds will be determined as of the date of death. We will pay interest on the proceeds from that date until payment is made.
Variable Insurance Amount The variable insurance amount reflects, on a cumulative basis, the investment experience of the Divisions in which the Policy has participated. We adjust the variable insurance amount annually on each Policy Anniversary. For the first Policy Year the variable insurance amount was zero. For any subsequent year it may be either positive or negative. If the variable insurance amount is positive, subsequent good investment results will produce a larger variable insurance amount and therefore an increase in the Death Benefit. If the variable insurance amount is negative, subsequent good investment results will first have to offset the negative amount before the Death Benefit will increase.
In setting the premium rates for each Policy we have assumed that investment results will cause the Separate Account assets supporting the Policy to grow at a net annual rate of 4%. If the assets grow at a net rate of exactly 4% for a Policy Year, the variable insurance amount will neither increase nor decrease on the following Policy anniversary. If the net rate of growth exceeds 4%, the variable insurance amount will increase. If it is less than 4%, the variable insurance amount will decrease.
The method for calculating the changes in the Death Benefit is described in the Policy. The Policy includes a table of net single premiums used to convert the investment results for a Policy into increases or decreases in the variable insurance amount. The insurance rates in the table depend on the sex and the Attained Age of the Insured for each Policy Year. For a Whole Life Policy, the changes in the Death Benefit will be smaller for a Policy issued with a higher premium for extra mortality risk. The net single premium for a particular variable insurance amount is the price for that amount of paid-up whole life insurance based on the Insured’s age on the Policy Anniversary.
To illustrate how the variable insurance amount affects the Death Benefit for a Whole Life Policy, suppose that on your Policy Anniversary investment results since your last Policy Anniversary (excluding investment results on paid-up additions) were $500 less than the amount that would have been expected assuming a net annual growth rate of 4%. By way of example, if your net single premium (based on your underwriting classification as indicated in your Policy) per $1.00 of insurance was .40440, the variable insurance amount for the current year will decrease by $1,236 ($500/.40440), thereby decreasing the Death Benefit if the variable insurance amount had been positive. (See “Whole Life Policy and Single Premium Life Policy”).
Because the variable insurance amount is adjusted only on the Policy Anniversary, we bear the risk that the Insured may die before the next anniversary after an interim period of adverse investment experience. If investment experience during the interim period is favorable, you will forgo the benefit and we will realize a gain. However, if on the date of death of the Insured the value of the Policy, considered as a net single premium, would buy more Death Benefit than the amount otherwise determined under the Policy, we will pay this increased Death Benefit.
The cost of life insurance increases with the advancing age of the Insured, and therefore a larger dollar amount of investment earnings is required to produce the same increase in the Death Benefit in the later Policy Years. In general, however, the effect of investment results on the Death Benefit will tend to be greater in the later Policy Years because the amount of assets invested for the Policy will tend to increase as the Policy remains in force.
The cost of providing insurance protection under a Policy is reflected in the Cash Value of the Policy. (See “Cash Value”). The cost is actuarially computed for each Policy each year, based on the Insured’s Attained Age, the 1980 Commissioners Standard Ordinary Mortality Table and the net insurance amount at risk under the Policy. The net insurance amount at risk is the Death Benefit for the Policy minus the sum of the Cash Value and any Policy Debt. The cost of insurance differs each year because the probability of death increases as the Insured advances in age, and the net insurance amount at risk decreases or increases from year to year depending on investment experience. The cost assumes that all Insureds are in the select underwriting classification. The differences in the mortality rates of the various underwriting classifications are reflected in the different premiums (or different dividend scales) for those underwriting classifications. The cost of insurance is based on the mortality table identified above and we guarantee it for the life of a Policy regardless of any future changes in mortality experience or whether dividends have been used to purchase variable benefit paid-up insurance. Our revenues attributable to this charge may exceed our costs attributable to this charge, in which case we may realize a gain.
Whole Life Policy and Single Premium Life Policy For a Whole Life Policy or a Single Premium Life Policy the Death Benefit is the face amount of the Policy plus any positive variable insurance amount in force. We adjust the Death Benefit on each Policy Anniversary when we determine the variable insurance amount for the following year. The total Death Benefit also includes the amount of insurance provided by any paid-up additions which you have purchased with dividends and includes
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adjustments for investment results earned through the prior year. The Death Benefit for a Whole Life Policy will not be less than the face amount so long as you pay premiums when they are due. For a Single Premium Life Policy the Death Benefit will not be less than the face amount. The amount payable at death is reduced by the amount of any Policy Debt outstanding.
Paid-up additions you have purchased with dividends are not counted for purposes of the guarantee that the Death Benefit of a Whole Life Policy or a Single Premium Life Policy will never be less than the face amount of the Policy. If the variable insurance amount is negative, the total Death Benefit will be the guaranteed face amount plus the amount of insurance provided by any paid-up additions. Paid-up additions are amounts of permanent insurance, paid for with dividends and adjusted by investment results earned through the prior policy year, and added to a basic life insurance policy, and for which the premium for the entire lifetime of the Insured has been paid. Paid-up additions have Cash Value and loan value.
Extra Ordinary Life Policy The Death Benefit for an Extra Ordinary Life Policy is affected by the amount of Extra Life Protection in force. Initially, the amount of Extra Life Protection is 40% of the total amount of insurance and is in the form of one year term insurance; the amount of term insurance may be adjusted on each Policy Anniversary thereafter. Term insurance is life insurance which pays a Death Benefit only if the Insured dies during the term for which the insurance has been purchased. Term insurance is ordinarily purchased on an annual basis at a cost which rises with the increasing age of the Insured. It has no cash surrender value or loan value. The amount of term insurance included in Extra Life Protection affects the dividends payable on Extra Ordinary Life Policies. Over time, positive variable insurance amounts and paid-up additions purchased with dividends will reduce the one year term insurance portion of the Extra Life Protection to an amount that (with variable insurance amounts and paid-up additions) will maintain the total Death Benefit at the amount for which the Policy was issued. The term insurance is eliminated at any time when the sum of positive variable insurance amount plus the paid-up additions equals or exceeds the initial amount of Extra Life Protection.
The amount of Extra Life Protection may increase over time but it will not decrease below the initial amount during the Policy’s guaranteed period, so long as you pay premiums when they are due, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their Cash Value. The length of the guaranteed period depends on the age of the Insured at issue. Please note that neither the actual investment results nor the dividends to be paid on the Policy are guaranteed. You may request an in-force illustration to illustrate the effect of various future rates of return on the amount of Extra Life Protection.
After the guaranteed period expires, if the sum of positive variable insurance amounts plus the paid-up additions is less than the initial amount of Extra Life Protection on any Policy Anniversary, we may reduce the amount of your term insurance for the Policy Year. We will give you notice of the reduction and you will have an opportunity to pay an additional amount of premium in order to keep the initial amount of insurance in force. The maximum premium rate is set forth in the Policy. The maximum premium rate varies between $6.27 per $1,000 of term insurance and $1,000 per $1,000 of term insurance, depending on the age and sex of the insured. Your right to continue the Extra Life Protection will terminate as of the first Policy Anniversary when you fail to pay the additional premium when due.
The Death Benefit for an Extra Ordinary Life Policy is the sum of the Minimum Death Benefit plus the amount of Extra Life Protection in force. The Minimum Death Benefit is 60% of the total amount of insurance for which the Policy was issued. We guarantee the Minimum Death Benefit for the lifetime of the Insured so long as you pay premiums when they are due.
The total Death Benefit is not affected by either investment results or the amount of dividends paid, so long as the Policy is within the guaranteed period of Extra Life Protection unless the term insurance has been eliminated by positive variable insurance amount and paid-up additions as described above. Good investment results and increases in dividends increase the likelihood that the total Death Benefit will begin to rise before the guaranteed period of Extra Life Protection expires. Adverse investment results or decreases in dividends could cause the total Death Benefit to fall below the amount of insurance which was initially in force, after the guaranteed period of Extra Life Protection expires, but it cannot fall below the Minimum Death Benefit so long as you pay premiums when they are due. In each case the amount payable at death is reduced by any Policy Debt outstanding.
The following three examples illustrate how Extra Life Protection operates during the guaranteed period. In each example the Policy was issued for a total amount of $250,000. The minimum death benefit is $150,000 (60% of $250,000) and the initial amount of Extra Life Protection is $100,000 (40% of $250,000).
●
Example 1: On a Policy Anniversary, there is a total positive variable insurance amount of $10,000 and paid-up additions are $15,000. The Extra Life Protection for the following year would consist of term insurance in the amount of $75,000 ($100,000 minus the sum of $10,000 and $15,000) in order to maintain the initial amount of Extra Life Protection. There would be no effect on the current Death Benefit because the total of the variable insurance amount and paid-up additions has not exceeded the initial amount of Extra Life Protection.
●
Example 2: On a Policy Anniversary, there is a total negative variable insurance amount of -$12,000 and paid-up additions are $15,000. The Extra Life Protection for the following year would consist of term insurance in the amount of $85,000,
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reflecting a reduction for paid-up additions but not negative variable insurance amounts. Again, there would be no effect on the current Death Benefit. In subsequent years positive variable insurance amounts will need to make up for the negative variable insurance amounts in order to affect the amount of term insurance.
●
Example 3: On a Policy Anniversary, there is a total positive variable insurance amount of $60,000 and paid-up additions are $50,000. The Extra Life Protection for the following year would consist of no term insurance and would increase to $110,000 (the sum of $60,000 and $50,000). In this case the current Death Benefit would increase to reflect variable insurance amounts and paid-up insurance in excess of the Extra Life Protection (see “Variable Insurance Amount” above).
We have designed the Extra Ordinary Life Policy for a purchaser who intends to use all dividends to purchase paid-up additions. If you use dividends for any other purpose, or if any paid-up additions are surrendered for their Cash Value, the term insurance in force will immediately terminate, any remaining guaranteed period of Extra Life Protection will terminate and your right to continue the amount of Extra Life Protection as described above will terminate. The amount of Extra Life Protection thereafter will be the sum of positive variable insurance amount plus any paid-up additions which remain in force.
Extended Term and Paid-Up Insurance
If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is not paid when due or within the 31-day grace period (see “Grace Period”), and you have not chosen the Automatic Premium Loan (APL) provision or do not have sufficient loan value to pay the premium, (see “Policy Loans and Automatic Premium Loans”), the Cash Value will purchase extended term insurance, or, at your request, a reduced amount of either fixed or variable benefit paid-up insurance.
If you use the Cash Value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance, we will transfer the amount of the Cash Value from the Separate Account to our General Account at the conclusion of the 31-day grace period. Thereafter the Policy will not participate in the Separate Account’s investment results unless the Policy is subsequently reinstated. (See “Reinstatement”). You may select variable benefit paid-up insurance only if the Policy has at least $1,000 of Cash Value, in which case your Policy will reflect reductions for the cost of insurance. The minimum guaranteed death benefit (the face amount for Whole Life or the Minimum Death Benefit for Extra Ordinary Life) is not in effect for variable paid-up insurance.
For fixed paid-up insurance, you must have selected paid-up insurance within three months after the due date of your first unpaid premium. We determine the amount of paid-up insurance by the amount of Cash Value and the age and sex of the Insured, using the table of net single premiums at the Attained Age. Fixed benefit paid-up insurance has guaranteed cash and loan values. Paid-up insurance remains in force for the lifetime of the Insured unless the Policy is surrendered or the Cash Value is reduced to zero because of any Policy Debt.
If the Policy remains in force as extended term insurance, the amount of insurance will equal the Death Benefit prior to the date the premium was due, less any Policy Debt. The amount of Cash Value and the age and sex of the Insured will determine how long the insurance continues. We will, upon your request, tell you the amount of insurance and how long the term will be. Extended term insurance is not available if the Policy was issued with a higher premium for extra mortality risk. Extended term insurance has a Cash Value but no loan value.
Other Benefits Available Under the Policies
In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table(s) summarize information about those benefits. If applicable, information about the fees associated with each benefit included in the table may be found in the Fee and Expense Tables.
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Waiver of Premium Benefit	Permits an Insured who has become totally disabled to waive the payment of premiums due	Optional
●No longer available
for purchase
●The insured must
become totally
disabled while this
benefit is in force,
the disability must
result from an
accident or
sickness, and the
disability must last
for at least six
months
●There is a charge
for this benefit

Additional Purchase Benefit	Allows the Owner to purchase additional life insurance policies on the life of the Insured without proof of insurability	Optional	●No longer available for purchase ●There is a charge for this benefit
Income Plans	In lieu of a lump sum, proceeds may be payable in a monthly (or less frequent) payments over a period of time	Standard
●Must be selected
by owner
●Payments are
subject to fixed
rates and not
investment
performance of the
Portfolios
●Must be selected
while the Insured is
living or within 60
days after the
death of the
insured

Right to Exchange for a Fixed Benefit Policy	Allows you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the underlying Portfolios	Standard
●Requires premium
payments be paid
●There may be a
cost associated
with exchange
●Exchange may have
tax consequences
●The ability to
exchange during
periods no longer
mandated by your
state may be
terminated at any
time

Optional Benefits
There were two optional benefits applicable to the Whole Life Policy or Extra Ordinary Life Policy: (1) a Waiver of Premium Benefit; and (2) an Additional Purchase Benefit. If you selected one or both of these optional benefits, you are subject to a separate charge. (See “Periodic Charges (Other than Fund Operating Expenses)” and “Deductions and Charges — Optional Benefits” for more information about the charges.) Any charge will continue to be assessed as long as the benefit remains in force. These benefits are no longer available for purchase.
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Waiver of Premium Benefit  Subject to the terms and conditions of the benefit, the Waiver of Premium Benefit waives the payment of all premiums that come due during the total disability of the Insured if the disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the disability occurs after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit waives the payment of all premiums that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.
Example: John Doe, age 57, lost his right hand in a car accident and became totally disabled from his job as a roof tiler. John’s policy has a Waiver of Premium Benefit that waives his $7,000 annual premium upon total disability.
Additional Purchase Benefit Subject to the terms and conditions of the benefit, the Additional Purchase Benefit guarantees the right to buy more insurance without proof of insurability.
Example: Jane Doe, age 28, is the owner and Insured of her policy, which has the Additional Purchase Benefit with periodic election amounts of $50,000 at each specified election date. Upon reaching an election date, Jane purchases a $50,000 policy without the Company requiring evidence of insurability.
Standard Benefits
Income Plans  If an Income Plan was not previously elected by the Owner and in lieu of a lump sum payment, Death Benefits, less any Policy Debt, may be paid under an Income Plan selected by your beneficiary after the death of the Insured. Available Income Plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans. Generally, (1) an interest Income Plan accrues interest on the Death Benefit, the interest may be received monthly, and any remaining proceeds or interest may be withdrawn at any time; (2) an installment Income Plan pays Death Benefit proceeds in installments for a fixed period of time, and any remaining proceeds may be withdrawn at any time; and (3) a life Income Plan makes payments monthly for a chosen period and after that, for the life of the person on whose life the payments are based (or two persons if the joint option is selected). Any proceeds added to increase the amount payable under a monthly income plan may be subject to a 2.00% expense charge plus any applicable state premium tax. The choice of income plans will vary depending on financial situation and the amount of income desired monthly for a chosen time period. The Owner may elect an Income Plan while the Insured is living or, if the Insured is not the Owner, during the first 60 days after the Insured’s date of death. An Income Plan that is elected by the Owner will take effect on the date of death of the Insured if the notice of election is received in our Home Office while the Insured is living. In all other cases, the Income Plan will take effect on the date of receipt of the notice of election. If no Income Plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the Insured. Payments under these plans are from our General Account, and are subject to the claims of our creditors. Owners must look to the financial strength of the Company and its General Account with regard to guarantees under the Policy. Any Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.
Example: John Doe was the owner and insured of her policy and had elected an installment income plan. Upon his death, in lieu of paying life insurance proceeds from the policy to his wife Jane, his beneficiary, in a lump sum, the Company made reduced amounts of monthly payments to her spread out over a ten-year period while the remaining balance earned interest.
Right to Exchange for a Fixed Benefit Policy It is currently Company practice to allow you to exchange your Policy for a policy that does not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). We may modify or terminate this accommodation at any time, with or without notice, unless your state or the terms of your Policy provide for such an exchange. We reserve the right to require evidence of insurability. Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insured and will have a Death Benefit at least as great as the initial guaranteed Death Benefit of your Policy (assuming no reduction in Death Benefit prior to the exchange). The premiums and Cash Value will be the same as those for fixed benefit policies that we issue on the issue date of the Fixed Benefit Policy. The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange will be effective when we receive a proper written request (or verbal authorization according to our current procedures), as well as the Policy, and any amount due on the exchange.
In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser, if there is a material change in the investment objectives or restrictions of a Portfolio, or a Portfolio is substituted for another portfolio (see “Substitution of Portfolio Shares and Other Changes”). There may be a cost associated with the exchange. We will give you notice of any such change. You may make the change within 60 days after the notice or effective date of the change, whichever is later.
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Example: John Doe is the owner and insured of a variable whole life policy and is informed that one of the underlying portfolios in his Policy will be substituted for a different portfolio. Upon notice, John decides he would rather own a policy that is not subject to the investment experience of the underlying portfolios in which the separate account divisions that support his policy invest and would rather own a policy that earns a fixed rate of interest. Subject to the Company’s requirements, John has up to 60 days to exchange his variable policy for a fixed policy.
Deductions and Charges
The Net Premiums we place in the Separate Account for Whole Life, Extra Ordinary Life and Single Premium Life Policies are the gross premiums after the deductions described in the next two sections below. The Net Premiums for Whole Life and Extra Ordinary Life Policies exclude any extra premium we charge for Insureds who do not qualify as select risks and the extra premium for any optional benefits. We make a charge for mortality and expense risks against the assets of the Separate Account. There is also a charge for taxes. (See “Charges Against the Separate Account Assets”). In addition, the funds in which the Separate Account assets are invested pay an investment advisory fee and certain other expenses. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and Appendix A.)
We may impose a fee for transfers that will not exceed our administrative costs associated with transfers. This fee is currently being waived.
You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.
Deductions from Premiums for Whole Life and Extra Ordinary Life Policies The deductions described in this section are for Whole Life and Extra Ordinary Life Policies only. The deductions for Single Premium Life Policies are described under the next caption below.
For the first Policy Year there was a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated in the Policy for Extra Ordinary Life. This was for the costs of processing applications, medical examinations, determining insurability and establishing records.
There is an annual deduction of $35 for administrative costs to maintain the Policy. Expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Owners.
There is a deduction each year for sales costs. This amount may be considered a sales load. The deduction will be not more than 30% of the basic premium (as defined below) for the first Policy Year, not more than 10% for each of the next three years and not more than 7% each year thereafter. The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction of $35 for administrative costs. The basic premium is based on the cost of insurance for Insureds who qualify as select risks and does not include any extra premium amounts for Insureds whom we place in other underwriting classifications. The basic premium does not include the extra premium for any optional benefits. For an Extra Ordinary Life Policy, the basic premium does not include any extra premium for the Extra Life Protection.
The amount of the deduction for sales costs for any Policy Year is not specifically related to sales costs we incur for that year. We expect to recover our total sales expenses from the amounts we deduct for sales costs over the period while the Policies are in force. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Separate Account for the mortality and expense risks we assume. (See “Charges Against the Separate Account Assets”). To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.
We make a deduction equal to 2% of each basic premium for state premium taxes. Premium taxes vary from state to state and currently range from 0% to 3.6% of life insurance premiums. Some jurisdictions within a state may charge an additional premium tax in certain circumstances. The 2% rate is an average, and we charge the same percentage regardless of the state (or other jurisdiction) in which you live, which may be more or less than the total percentage charged by your state (and/or other jurisdiction) of residence.
Provided that all premiums are paid when due, we guarantee that the Death Benefit, before adjustments, for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the investment experience of the Separate Account and that, for an Extra Ordinary Life Policy, the Death Benefit, before adjustments, will never be less than the Minimum Death Benefit stated in the Policy. For both Policies, there is a deduction equal to 1.5% of each basic premium to compensate us for the risk that the Insured may die at a point in time when the Death Benefit that would ordinarily be paid is less than this guaranteed minimum amount.
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For an Extra Ordinary Life Policy there is a deduction for dividends. This deduction will vary by age of the Insured and duration of the Policy and we expect it to be in the range of approximately 7-17% of the gross annual premium. The deduction is in consideration of the Policy’s receipt of dividends that may be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. Dividends will be affected by, among other factors, whether the Policy includes a term insurance component. Future dividends are not guaranteed. (See “Annual Dividends”).
The following tables illustrate the amount of net annual premium, for select and standard risks, to be placed in the Separate Account at the beginning of each Policy Year after the deductions described above:

Whole Life
Beginning of Policy Year	Male Age 35—Select Risk Annual Premium
	$500	$1,000	$5,000
1	$154.28	$320.16	$1,647.28
2 through 4	402.11	834.48	4,293.51
5 and later	416.05	863.41	4,442.36

Beginning of Policy Year	Male Age 35—Standard Risk Annual Premium
	$500	$1,000	$5,000
1	$123.37	$256.03	$1,317.30
2 through 4	321.57	667.33	3,433.44
5 and later	332.71	690.46	3,552.48
Extra Ordinary Life
Beginning of Policy Year	Male Age 35—Select Risk Annual Premium
	$500	$1,000	$5,000
1	$134.23	$278.56	$1,433.21
2 through 4	369.62	767.07	3,946.64
5 and later	383.58	796.05	4,095.74

Beginning of Policy Year	Male Age 35—Standard Risk Annual Premium
	$500	$1,000	$5,000
1	$97.92	$203.21	$1,045.54
2 through 4	269.65	559.59	2,879.11
5 and later	279.83	580.73	2,987.88
Deductions for Single Premium Life Policies For a Single Premium Life Policy, the only deduction from the single premium was an administrative charge of $150. The administrative costs for issuing and maintaining a Single Premium Life Policy are similar to those we incur with a Whole Life Policy or an Extra Ordinary Life Policy, except for the costs of premium billing and collection. (See “Deductions from Premiums for Whole Life and Extra Ordinary Life Policies”). We placed the entire premium for a Single Premium Life Policy, after this deduction of $150, in the Separate Account when we issued the Policy without any of the other deductions which apply to premiums for Whole Life and Extra Ordinary Life Policies. There is no annual fee for a Single Premium Life Policy.
For a Single Premium Life Policy during the first ten Policy Years, the Cash Value payable on surrender of the Policy was reduced by a deduction for sales costs. The deduction during the first Policy Year was not more than 9% of the Policy’s tabular Cash Value. (See “Cash Value”). The deduction decreased over time until it was eliminated at the end of the tenth Policy Year. We intended the deduction to recover the costs we incurred in distributing Single Premium Life Policies which were surrendered in their early years. The deduction was never more than 9% of the single premium paid for the Policy, excluding the administrative charge of $150.
The following table illustrates the schedule for the decreasing deduction for sales costs for a policy surrendered at the end of each of the first ten Policy Years. The illustration is for a Single Premium Life Policy, male age 35. The schedule varies slightly by age and sex and amount of insurance.
Policy Year End When Policy Is Surrendered	Deduction as % of Tabular Cash Value
1	7.9%
2	7.1
3	6.3
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Policy Year End When Policy Is Surrendered	Deduction as % of Tabular Cash Value
4	5.4
5	4.6
6	3.7
7	2.8
8	1.9
9	0.9
10 and subsequent years	0
Charges Against the Separate Account Assets There is a daily charge to the Separate Account for the mortality and expense risks that we have assumed. The charge is at the annual rate of .50% of the assets of the Separate Account. The mortality risk is that Insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. The actual mortality and expense experience under the Policies will be a factor used in determining dividends. (See “Annual Dividends”).
The Policies provide that we may make a charge for taxes against the assets of the Separate Account. Currently, we are making a daily charge for income taxes we incur at the annual rate of .05% of the assets of the Separate Account. We may increase, decrease or eliminate the charge for taxes in the future to reflect the portion of our actual tax expenses which is fairly allocable to the Policies.
Optional Benefits There is a separate charge for any optional benefit you have selected. (See “Other Benefits Available Under the Policies –Optional Benefits”). For a Whole Life Policy, the Waiver of Premium Benefit has a maximum charge of $2.05 per $1,000 of face amount and a minimum charge of $0.13 per $1,000 of face amount. The Additional Purchase Benefit has a maximum charge of $2.21 per $1,000 of Additional Purchase Benefit and a minimum charge of $0.54 per $1,000 of Additional Purchase Benefit.
For an Extra Ordinary Life Policy, the Waiver of Premium Benefit has a maximum charge of $1.48 per $1,000 of face amount and a minimum charge of $0.10 per $1,000 of face amount. The Additional Purchase Benefit has a maximum charge of $2.21 per $1,000 of Additional Purchase Benefit and a minimum charge of $1.06 per $1,000 of Additional Purchase Benefit.
We will realize a gain from these charges to the extent they are not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.
Expenses of the Portfolios The investment performance of each Division reflects all expenses borne by the corresponding Portfolios. For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2025 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.14% to a maximum of 2.45%. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and Appendix A.)
Commissions Paid to Financial Representatives  The maximum commission payable to the registered representative who sold the Whole Life or Extra Ordinary Life Policy is 55% of the premium during the first Policy Year; 9% of the premium in Policy Years 2-3; 6% of the premium in Policy Years 4-7; 3% of the premium in Policy Years 8-10; and 2% of Premium Payments thereafter. For the Single Premium Life Policy, commissions were 2.75% of the premium. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. The entire amount of sales commissions paid to registered representatives is passed through Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly-owned company, to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.
Guarantee of Premiums, Deductions and Charges
We guarantee that the premiums, the amounts we deduct from premiums, and the charge for mortality and expense risks will not increase over time. These amounts will not increase regardless of future changes in longevity or increases in expenses. The Extra Ordinary Life Policy provides an opportunity to pay an additional amount of premium after the guaranteed period for the Extra Life Protection has expired if the total Death Benefit would otherwise fall below the initial amount of insurance. (See “Extra Ordinary Life Policy”).
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Policy Loans and Automatic Premium Loans
Described below are certain terms and conditions that apply when you borrow amounts under the Policy. Policy loans are secured by your Policy Value. For information on the tax treatment of loans, see “Tax Considerations” and consult with your tax advisor.
Policy Loans You may borrow an amount that, when added to existing Policy Debt, is not more than the maximum amount under your policy (the “loan value”). The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. You may take loan proceeds in cash or, for the Whole Life and Extra Ordinary Life Policies, you may use them to pay premiums on the Policy. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. Eligible Owners may also submit loan requests via the Variable Life Service Center at 1-866-424-2609. Written and telephone requests will be processed based on the date and time they are received in the Home Office, provided the request is received in Good Order. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions regarding requests on your behalf.
Automatic Premium Loans If you have chosen the Automatic Premium Loan provision or it is currently in effect for your Policy, a premium loan, which is a form of Policy loan, will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan. A confirmation statement will be sent each time an automatic premium loan occurs.
General Loan Terms Interest on a loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy’s Cash Value is reduced by the amount of the loan. If the Cash Value decreases to zero, the Policy will terminate unless a sufficient portion of the loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.
You select the loan interest rate. The loan interest rate is applied to both the amount of the loan and accrued interest. A specified annual effective rate of 8% is one choice. (The specified annual effective rate may be lower in Arkansas.) The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually. It will not be less than 5%.
We will take the amount of a loan, including interest as it accrues, from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit those amounts on a daily basis with an annual earnings rate equal to the loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. When the Insured is Attained Age 99 and below, the aggregate charge is currently at the annual rate of .85% for the 8% specified loan interest rate and .85% for the variable loan interest rate. For example, the earnings rate corresponding to an 8% loan interest rate is currently 7.15% when the Insured is Attained Age 99 and below. When the Insured is Attained Age 100 and above, the aggregate charge is currently at the annual rate of .30% for the 8% specified loan interest rate and .30% for the variable loan interest rate. For example, the earnings rate corresponding to an 8% loan interest rate is currently 7.70% when the Insured is Attained Age 100 and above. A loan, even if you repay it, will have a permanent effect on the Policy’s variable insurance amount and Cash Value because the amounts you have borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions of the Separate Account.
The amount payable at death will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.
You may repay a loan, and any accrued interest outstanding, in whole or in part, at any time while the Insured is alive. If we receive a payment without specific instructions, we will first apply the payment to any premium due, with any remaining amount being applied to any outstanding loans. Payments in excess of outstanding debt and premiums due will be returned unless such amounts are deemed to be de minimis according to our procedures. Except as described below, if we receive your loan payments before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will credit payments as of the date we receive them and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the same date. If we receive your loan payments on or after the close of trading on the NYSE, we will credit payments as of the close of the next regular trading session of the NYSE and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the date we credit the payment. Payments must be in Good Order to be processed. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.
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Policy loan payments received within 34 days after the loan interest billing date will be credited as of the loan interest billing date. Automatic premium loans are effective as of the premium due date unless a loan payment is received between the premium due date and the date the Automatic Premium Loan is made. Automatic premium loan payments received up to 66 days after the loan interest billing date will be credited as of the Policy Anniversary, depending on your premium payment schedule. We will send you a notice indicating your loan interest billing date. Loan repayments are not subject to transaction fees.
Reinstatement
If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is due and remains unpaid at the end of the grace period, the Policy will lapse (see “Grace Period”). The Policy may be reinstated after lapse within five years after the premium due date. The Insured must provide satisfactory evidence of insurability. Any premium or other payment due, including any applicable interest, will also be required. If we approve your request for reinstatement and the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will deem your request to be received and effective that day. If we receive your request on or after the close of trading on the NYSE, we will deem your request to be received and effective on the next regular trading session of the NYSE. Applications must be received in Good Order to be processed. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
The Company may waive the requirement to provide satisfactory evidence of insurability if the reinstatement is applied for, and any premium or other payment due is paid, within 90 days (or longer if mandated by your state) after the premium due date and while the Insured is alive. Upon reinstatement, your Policy Date will not change and your Death Benefit option will remain the same as of the date of lapse. Your Cash Value will equal the new Cash Value (see above) minus any Policy Debt. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. In addition, following the reinstatement the Policy will have the same Death Benefit and amount in each Division as if all premiums had been paid when due. We will make an adjustment for any Policy Debt or the debt may be reinstated. A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.
Reinvestments After Surrender
While Owners have no right to reinvestment after a surrender, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into a Policy in the form of returned surrender proceeds in connection with a request to void a surrender if the request is received by the Company within a reasonable time after the surrender proceeds are mailed. These payments may be processed without a sales load in the case of a Whole Life Policy or an Extra Ordinary Life Policy. The period for which we will accept requests for the return of surrender proceeds after a surrender may vary in accordance with our administrative procedures. The returned surrender proceeds will be reinvested after our receipt of the reinvestment request in Good Order at our Home Office. If we receive your request before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will deem your request to be received and effective that day. If we receive your request on or after the close of trading on the NYSE, we will deem your request to be received and effective on the next regular trading session of the NYSE. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Proceeds will be applied to the same Division from which the surrender was made. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions regarding requests for reinvestment on your behalf.
Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible; including where any such reinvestment may cause the Policy to fail to qualify as life insurance under applicable law. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender proceeds will have the same Death Benefit as if the proceeds had not been surrendered, except the values will reflect the fact that Cash Value was not invested in the Separate Account during the period of time the surrender proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.
Please note that our decision to permit a reinvestment does not reverse or eliminate any tax consequences and/or tax reporting resulting from the original surrender. Surrenders have tax consequences and we may be required to report them to the Internal Revenue Service and/or your state for income tax purposes. We may also be required to treat the reinvested proceeds as a new premium for purposes of determining whether your policy will become a MEC, and, as with any premium payment, we may be required to reject your reinvestment if it would result in your Policy failing to qualify as life insurance for Federal tax purposes. (See “Tax Considerations”).
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Modifying the Policy
Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary and/or close of trading requirements.
If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.
Upon notice to you, we may modify the Policy:
●
to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;
●
to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
●
to reflect a change in the Separate Account’s operation.
Other Policy Provisions
Owner The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while the Insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus “you” means the Owner of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.
Beneficiary The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the Application. You may change the beneficiary in accordance with the Policy provisions.
Incontestability We will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or two years from the effective date of a reinstatement. After the two-year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement.
Misstatement of Age or Sex If the age or sex of the Insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.
Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.
Deferral of Determination and Payment So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners. If a Whole Life Policy or an Extra Ordinary Life Policy is continued in force as extended term or reduced fixed benefit paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment of surrender proceeds is deferred for 30 days or more, we will pay interest at an annual effective rate of 4%. If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Government Money Market Division until the Portfolio is liquidated.
If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender proceeds, Cash Value resulting from a Death Benefit reduction, Death Benefit or loan proceeds or Income Plan benefits until the check or draft has been honored.
If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, Death Benefit reduction, surrender, loans, or Death Benefit proceeds, until instructions are received from the appropriate legal authority. We may also be required to provide additional information about an Owner and an Owner’s account to government authorities.
In reliance on relief from the SEC staff (“SEC Relief”), we may temporarily delay the payment of proceeds from a surrender, withdrawal or Policy loan attributable to the Divisions if we reasonably believe that financial exploitation of an Owner, who is (i) age 65 or older, or (ii) age 18 or older who we reasonably believe has a mental or physical impairment that renders them unable to protect their own interests, has occurred, is occurring, has been attempted, or will be attempted. Subject to the conditions of the SEC Relief, payment of the proceeds may be delayed for up to 55 Valuation Dates. During the period of any such payment
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delay, the proceeds will be held in the Division of the Separate Account that invests in the Government Money Market Portfolio as we investigate and work with appropriate regulatory and other lawful authorities to resolve the matter. No later than two Valuation Dates after the temporary hold has been imposed, we will provide oral or written notice of the temporary hold and the reason for the temporary hold to the Owner, a trusted contact person the Owner previously identified to us and any other person(s) eligible to submit orders related to the Policy, unless we suspect that other person(s) of having engaged in, engaging in, having attempted or attempting financial exploitation of the Owner.
Other Policy Transactions
Transfers Between Divisions Subject to the short-term and excessive trading limitations described below, you may transfer Cash Value from one Division to another so long as the Cash Value is invested in no more than six Divisions at a time. Transfer requests will be effective after our receipt of your request for transfer in Good Order at our Home Office. If we receive your request for transfer before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will deem your request to be received and effective that day. If we receive your request for transfer on or after the close of trading on the NYSE, we will deem your request to be received and effective on the next regular trading session of the NYSE. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is presently charged, we reserve the right where allowed by state law to charge a fee that will cover the administrative costs of transfers. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Transfer requests must be in amounts greater than or equal to 1% of Cash Value or the request will not be processed. When a transfer is made from any Division, the resulting allocation of Cash Value must be in whole percentages in all Divisions that have any Cash Value as a result of the transfer. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions on your behalf involving the transfer of Cash Value among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.
You may request the transfer in writing at our Home Office, by calling (866) 424-2609 or, if eligible, via our website at www.northwesternmutual.com. The submission of transfer instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our current procedures for Electronic Instructions and you must properly authorize us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” However, we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions.
Short-Term and Excessive Trading Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.
Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, a Policy Owner who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers if a total of three round trips are made within that same Policy Year or two round trip transfers are made within any subsequent year. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner
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who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers if a total of two round trips are made within that same Policy Year or one round trip transfer is made within any subsequent year. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations, to the extent these features are available under your Policy. Once a Policy is restricted, we will allow one additional transfer into the Government Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).
Policies such as this (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.
We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.
If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.
Substitution of Portfolio Shares and Other Changes If, in our judgment, one or more Portfolios become unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, for each such Portfolio we may substitute shares of another Portfolio or another mutual fund. We may also substitute a class of shares of an existing Portfolio for a different class of the same Portfolio if allowable under applicable law. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.
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Annual Dividends
The Policies are eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” A Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. We will not pay a dividend on a Whole Life Policy or an Extra Ordinary Life Policy which is in force as extended term insurance. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on a Policy is not guaranteed. Illustrated dividends published at the time a life insurance policy is issued generally reflect the actual recent experience of the issuing company with respect to mortality and expenses and hypothetical investment results.
If you receive dividends, you may use them to purchase variable paid-up additions, unless the Policy is in force as reduced fixed paid-up insurance. We will also pay dividends in cash, or you may use them to pay premiums or leave them to accumulate with interest (see “Tax Consideration—Tax Treatment of Life Insurance”); but unless you use all dividends we pay on an Extra Ordinary Life Policy to purchase paid-up additions, the term insurance portion of the Extra Life Protection will be terminated. (See “Extra Ordinary Life Policy”). We hold dividends you leave to accumulate with interest in our General Account and we will credit them with a rate of interest we determine annually. The interest rate will not be less than an annual effective rate of 3.5%. If a Whole Life Policy or an Extra Ordinary Life Policy is in force as reduced fixed benefit paid-up insurance, dividends may be used to purchase fixed benefit paid-up additions. (See “Extended Term and Paid-Up Insurance”). Dividends used to purchase variable benefit paid-up additions will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.
Voting Rights
As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.
We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions, we will include a summary of the action and reasons therefore in the next annual report to Policy Owners.
Reports and Financial Statements
For each Policy Year you will receive a statement showing the Death Benefit, Cash Value and any loans (including interest charged) as of the Policy anniversary. We will also send you a confirmation statement when you transfer among Divisions, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show your apportioned amounts among the Divisions. If the Policy is in force as extended term or fixed benefit paid-up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Cash Value and any loans.
Semi-annually, we will send you reports containing financial information, performance information and schedules of investments for the Portfolios underlying the Divisions to which your Cash Value is allocated. Because each Division invests exclusively in the shares of an underlying Portfolio, the performance information for a Division and its corresponding Portfolio will generally be the same except that if the Policy level charges were reflected in this performance information, the results would be lower. Current historical performance information, updated on a monthly and quarterly basis, is available at www.northwesternmutual.com/prospectuses-performance-and-reports. The financial statements of the Company and the Separate Account appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information (containing such financial statements), call (866) 424-2609. Certain reports and other information can be obtained on our website at www.nmprospectus.com.
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Special Policy for Employers
The premium for the standard Policy is based in part on the sex of the Insured. The standard annuity rates for Income Plans which last for the lifetime of the payee are also based, in part, on the sex of the payee. However, if your Policy was issued in connection with an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. You are urged to review any questions in this area with qualified counsel.
Householding
To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling (866) 424-2609.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call (866) 424-2609 for assistance in making such changes.
Legal Proceedings
Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this Prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.
Speculative Investing
This Policy, or any of its riders, should not be used for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.
Owner Inquiries
You may receive information about your Policy via the Variable Life Service Center by calling toll-free at 1-866-424-2609. With your ID and password, you can also visit our website www.northwesternmutual.com to access performance information, forms for routine service, and daily Policy and unit values for Policies you own. Eligible Owners may also set up certain electronic payments, transfer Cash Value among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about your Policy, please call your Financial Representative or (866) 424-2609. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.
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Illustrations
Your Northwestern Mutual Financial Representative will provide you with an illustration for your Policy upon request. The illustration will reflect the performance of your Policy to date and will show how the amount payable at death and Cash Value would vary based on hypothetical future investment results.
Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, according to the allocation Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, amount payable at death, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were illustrated.
Tax Considerations
General The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.
Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy, or an interest in the Policy, may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.
This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.
There is no additional tax benefit if the Policy is purchased through a tax-qualified plan.
Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed your Policy to comply with only the cash value accumulation test. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.
The definitional tests under the Code are based on the Commissioner’s Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2019, the tests must be based on the 2017 CSO mortality tables. Because Policies issued based on the 1980 CSO or 2001 CSO mortality tables may not satisfy the definitional tests using the 2017 CSO mortality tables, certain changes to those Policies will not be permitted (as defined by IRS Notice 2016-63). Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See IRS Rev. Proc. 2018-20.
As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.
IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the assets held in the Separate Account, the income and gains related to those assets would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law. We reserve the right to make modifications to the Policy, as necessary and appropriate under applicable law and the terms of the Policy, to prevent an Owner from being treated as the Owner of the Separate Account assets supporting the Policy.
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Tax Treatment of Life Insurance While your Policy is in force, increases in the Cash Value due to investment experience are not subject to federal income tax until there is a distribution as defined by the Code. Death Benefit proceeds received by a beneficiary will generally not be subject to federal income tax.
So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the Investment in the Contract, which is defined by Code §72(e)(6) and sometimes called the “Cost Basis” of the Policy. The Cost Basis of the Policy is generally equal to the premiums and other consideration paid for the contract less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in Cost Basis. However, dividends applied to purchase additional insurance or used to pay premiums are generally not taxable. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy Years may be taxable to the extent that the Cash Value exceeds the Cost Basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the Cost Basis of the Policy.
Unless the Policy is a MEC, a loan received under your Policy will not be treated as a distribution subject to current federal income tax. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the Policy Debt will be repaid from the Death Benefit. However, if the Policy terminates by any method other than death, the Policy Debt will be repaid from the Cash Value of the Policy, and the total Cash Value, including the total amount of the Policy Debt, will be taxable to the extent it exceeds the Cost Basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the Policy Debt will be repaid from Cash Value of the Policy and the Policy Debt repayment will be treated as income and taxable to the extent it exceeds Policy’s Cost Basis.
Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid annually, it is added to the principal amount and the total Policy Debt will continue to increase for as long as the loan is maintained on the Policy. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs if the Policy Debt becomes too large when compared to the unborrowed Cash Value remaining in the Policy, thereby causing the Policy to lapse. (See the “Policy Loans and Automatic Premium Loans” section for more details). As described above, if your Policy lapses with outstanding Policy Debt, you will have an income tax liability to the extent the Policy Debt exceeds the Policy Cost Basis. This means that you may have to pay income tax for a year in which you did not receive any cash from the Policy.
Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).
Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured (or, in the case of joint life insurance, covering the Insureds or a surviving Insured) or an annuity contract with the same owner (or, in the case of an annuity owned by a non-natural owner, if the annuitant is the same as the life insurance policy insured). The Code also allows certain policies to be exchanged for stand-alone and certain combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2019 may only be exchanged for life insurance policies using 2017 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on gain-first basis).
Ownership of a Policy, or an interest in the Policy, may be transferred. If the transfer is for valuable consideration, it is taxable to the extent the proceeds or fair market value of property received exceed the basis of the Policy. The transfer of a Policy with a loan in excess of Policy’s basis is considered a sale to the extent of the loan, and the loan is treated as “sales proceeds” paid to the transferor. The basis used to determine the gain or loss when a Policy, or an interest in a Policy, is transferred may be different than the Cost Basis used to determine the taxable amount for Policy distributions and/or surrenders.
The general rule is that if a Policy, or an interest in a Policy were transferred for valuable consideration, the death benefit may be taxable as ordinary income to the extent it exceeds the sum of the purchase price and subsequent premiums paid by the new owner. However, the death benefit may not be taxable if both of the following criteria are satisfied:
1.
The transfer was not a “Reportable Policy Sale”, and
2.
Either:
a.
The transferee is the insured, a partner of the insured, a partnership in which the insured is a partner, or a corporation in which the insured is a shareholder or officer, or
b.
The transferee’s basis for determining gain or loss is determined, in whole or in part, by reference to the Transferor’s basis.
Generally, a Reportable Policy Sale is defined by Code section 101(a)(3), which was enacted in 2017 as part of the Tax Cuts and Jobs Act. A Reportable Policy Sale occurs when a Policy or an interest in the Policy is transferred, directly or indirectly, for valuable consideration and the acquirer does not have a “substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in” the Policy. An example of an indirect transfer is an acquisition of an interest in a partnership that owns the Policy. If a Reportable Policy Sale occurs, the acquirer and the insurance company are required to send information about the sale to the IRS and the transferor.
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Whether the death benefit of any particular policy will be subject to income taxation because of transfers prior to the insured’s death will depend on specific facts. You should seek qualified tax advice if you plan a transfer of an interest in a life insurance policy.
Where the Policy cash value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed) Under final regulations issued by the IRS, “net investment income” may, among other things, include among other things the transfer of a life insurance policy that constitutes a sale, interest paid on the Death Benefit and taxable distributions from life insurance policies held in arrangements that constitute “passive activities”. You should seek qualified tax advice.
Modified Endowment Contracts (MEC) A modified endowment contract (“MEC”) is a type of life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts. A MEC has less favorable tax treatment because it is considered to be too investment oriented. Generally, a Policy will be classified as a MEC if the cumulative premiums paid during the first seven Policy Years after issue, or after a “material change” (described below), exceed the policy’s “seven-pay” limit. The seven-year time period is commonly referred to as the “seven-pay period”. Code Section 7702A defines the seven-pay limit as the sum of the premiums paid (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid-up after seven level annual payments based on defined interest and mortality assumptions. If premiums in excess of the seven-pay limit are paid during a seven-pay period, a Policy will be a MEC. However, a policy will not be a MEC if the excess premiums are refunded, with interest, within 60 days after the end of the Policy Year in which they are paid. For purposes of measuring this 60-day refund period, the term “Policy Year” refers to the year that starts on the date of a material change if that date is different than the Policy Date. If excess premium is refunded, all Policy values are recalculated as though the excess premium had never been paid.
A policy can also become a MEC if the benefits under the Policy are reduced during the seven-pay period. If such a reduction occurs, the seven-pay premium limit will be redetermined based on the reduced level of benefits. All premiums paid during the seven-pay period must be retroactively tested against the new, lower, seven-pay limit. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. This means that a reduction of Policy benefits can result in a MEC because of premiums paid in prior years even if those premiums did not exceed the policy’s seven-pay limit at the time they were paid. A reduction in benefits includes a decrease in the amount of coverage, the termination or reduction of certain riders, a withdrawal or any other action resulting in a surrender of Cash Value to you according to the terms of the Policy, an election of the paid-up insurance option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. In the case of joint life Policies, the reduction test must be applied during the lifetime of either Insured rather than only during seven-pay periods. Additionally, in the case of joint life policies, all premiums paid since the policy were issued are retroactively tested against the new MEC limit.
A life insurance policy which is received in exchange for a MEC will also be considered a MEC.
Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC. This means that a new seven-pay period begins with a new seven-pay limit. The new seven-pay limit is determined by taking into account the Cash Value of the Policy at the time of such change. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.
If a Policy is a MEC, any distribution from the Policy will be treated as a distribution of gain first, subject to ordinary income taxation. Distributions for this purpose include a loan, a withdrawal of Cash Value, a surrender of the Policy, and dividends paid in cash. We do not report dividends retained by the Company to purchase paid-up additions as “Distributions”. Distributions taken within the two-year period prior to the Policy becoming a MEC may also be taxed under the MEC tax rules. The Policy Cost Basis is increased to the extent a loan is a taxable distribution from a MEC. For these purposes, the term “loan”, includes an increase in Policy Debt due to accrued but unpaid loan interest, or an assignment or pledge of the policy to secure a loan. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.
A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 ½ years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.
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Estate and Generation Skipping Transfer Taxes If the Insured owns, or has any incidents of ownership in, the Policy, the amount of the Death Benefit will generally be includible in the Insured’s estate for federal estate tax purposes and any applicable state inheritance tax. If a Policy is a joint life Policy, the Death Benefit will be includible in the estate of the second to die if that that individual owned or had any incidents of ownership in, the policy at the time of death. In some circumstances, the Death Benefit of a policy may be included in an Insured’s estate even if not owned at the time of death. This may occur if the Insured transferred an ownership interest, or an incident of ownership, in a policy within three years of death. If the Owner dies, but an Insured is still alive, the fair market value of the Policy will be includible in the Owner’s estate. With appropriate estate planning, an unlimited marital deduction may permit deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.
If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.
Business-Owned Life Insurance Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that a portion of the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable to the extent it exceeds the premiums or other consideration the business paid for the policy. This rule does not apply if (i) the insured is an eligible employee and (ii) certain notice and consent requirements were satisfied before the policy was issued. Generally, an eligible employee is someone who was an employee at any time during the 12-month period before death, a director, a person who owns more than 5% of the business, an employee earning more than $120,000 annually (increased for cost of living), one of the highest 5 paid officers or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy or Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.
Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Interest on debt that is related to or is incurred to purchase or carry life insurance might be deductible in certain, limited, circumstances set forth in Code Section 264. For example, interest paid or accrued for up to an aggregate of $50,000 of indebtedness with respect to life insurance covering a “key person” may be deductible. Generally, a key person is defined as an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.
In addition, if a business owns life insurance with cash value, Section 264(f) may disallow a portion of a business’s non-life insurance related interest deduction. The disallowance is based on a ratio that compares the amount of unborrowed life insurance Cash Surrender Value (as defined by Code §264(f)) to the adjusted basis of other business assets. Certain policies may be excluded from the disallowance calculation. These include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as joint policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.
The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.
Special rules under the Code govern how life insurance companies calculate income tax deductions. Under these rules the annual increase in the cash value of life insurance policies owned by life insurance companies may limit the company’s deductions, resulting in an overall increase in its taxable income.
Split Dollar Arrangements Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy cash value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.
Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to this law.
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Section 409A of the Code imposes requirements for non-qualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Non-qualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for non-qualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as non-qualified deferred compensation plans that must comply with the new rules.
Valuation of Life Insurance Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Rev. Proc. 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance. Generally, the safe harbor value is the greater of (i) the sum of the interpolated terminal reserve, any unearned premiums, and a pro rata portion of the estimated dividends for the Policy Year; or (ii) the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans) multiplied by a factor specified in Rev. Proc. 2005-25. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.
Other Tax Considerations Under Code Section 6011, taxpayers are required to annually report all “reportable transactions”. Regulations under Code Section 6011 provide a list of several types of reportable transactions, some of which may involve life insurance policies. For example, in some circumstances a reportable transaction might exist if life insurance is owned by a welfare benefit plan. “Reportable transactions” also include transactions that create significant differences between the amount of any item for purposes of determining income, gain, expense or loss for tax purposes differs by more than $10 million, on a gross basis, from the amount of the item for purposes for book purposes. However, Rev. Proc. 2004-67 held that the purchase of life insurance policies that creates such a difference does not, by itself, constitute a “reportable transaction.” The rules related to reportable transactions are complicated and you should consult a qualified tax advisor before purchasing any insurance policy as part of a transaction.
Distribution of the Policies
We sell the Policies through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934, an investment adviser registered with the SEC, and is a member of the Financial Industry Regulatory Authority (FINRA) and SIPC. You may obtain information about SIPC, including the SIPC brochure, by contacting SIPC at 202-371-3800 or visiting its website at SIPC.org. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.
Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. (See Deductions and Charges—Commissions Paid to Financial Representatives).
Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.
Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.
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Glossary of Terms
APPLICATION
The form completed by the applicant when applying for coverage under the Policy. This includes any:
1. amendments or endorsements;
2. supplemental Applications;
3. reinstatement Applications; and
4. Policy change Applications.
ATTAINED AGE
The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.
CASH VALUE
The amount available in cash if the Policy is surrendered. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value After Loan or Net Accumulated Value may be used to describe your Cash Value, as appropriate.
COMPANY
The Northwestern Mutual Life Insurance Company.
DATE OF ISSUE
The date on which insurance coverage takes effect as shown in the Policy.
DEATH BENEFIT
The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments.
DIVISION
A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.
FINANCIAL REPRESENTATIVE
An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and as a registered representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.
FUND
Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
GENERAL ACCOUNT
All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
GOOD ORDER
Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due, instructions as to payment due dates, or proper completion of certain Northwestern Mutual forms.
HOME OFFICE
Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.
INCOME PLAN
An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”
INSURED
The person named as the Insured on the Application and in the Policy.
ISSUE AGE
The Insured’s age on his or her birthday nearest the Policy Date.
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MEC
Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a type of life insurance contract that is considered too investment oriented and is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more detailed information.
NET PREMIUM
The amount of Premium Payment remaining after premium charges have been deducted.
NORTHWESTERN MUTUAL
The Northwestern Mutual Life Insurance Company.
NYSE
New York Stock Exchange.
OWNER (You, Your)
The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.
POLICY ANNIVERSARY
The same day and month as the Policy Date in each year following the first Policy Year.
POLICY DATE
The date shown in the Policy from which the following are computed, among other things:
1. Policy Year;
2. Policy Anniversary;
3. the Issue Age of Insured; and
4. the Attained Age of the Insured.
POLICY DEBT
The total amount of all outstanding Policy loans, including both principal and accrued interest.
POLICY YEAR
A year that starts on the Policy Date or on a Policy Anniversary.
PORTFOLIO
A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.
PREMIUM PAYMENTS
All payments you make under the Policy other than loan repayments and transaction charges.
SEPARATE ACCOUNT
Northwestern Mutual Variable Life Account.
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Appendix A—Portfolios Available under Your Policy
The following is a list of Portfolios available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 424-2609 or by sending an email request to vavldocrequest@northwesternmutual.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2025)
				1 Year	5 Year	10 Year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc.	0.42%[1]	19.40%	11.99%	14.80%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.58%[1]	14.91%	14.89%	17.07%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.43%[1]	16.59%	12.70%	13.96%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/ J.P. Morgan Investment Management, Inc.	0.70%[1]	14.34%	11.77%	11.98%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/BlackRock Advisors, LLC	0.19%[1]	17.64%	14.19%	14.58%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.74%[1]	14.58%	9.85%	9.48%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Putnam Investment Management, LLC	0.50%[1]	14.43%	8.63%	8.87%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/T. Rowe Price Associates, Inc	0.57%[1]	14.48%	11.31%	10.64%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.54%[1]	8.32%	2.51%	7.81%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.24%[1]	7.24%	8.85%	10.44%
Long-term growth of capital; current income is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.71%[1]	9.16%	8.96%	9.25%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.56%	6.93%	1.29%	8.82%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.26%	5.78%	6.98%	9.48%
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/T. Rowe Price Investment Management, Inc	0.87%[1]	7.41%	6.22%	9.15%
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.61%[1]	18.70%	6.11%	9.07%
Capital appreciation	Research International Core Portfolio[2]	MSA/Massachusetts Financial Services Company	0.58%[1]	22.98%	5.89%	7.81%
Variable Life Prospectus
38

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2025)
				1 Year	5 Year	10 Year
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.68%[1]	38.35%	10.31%	6.65%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.78%[1]	34.19%	1.26%	6.95%
Maximum current income to the extent consistent with liquidity and stability of capital[3]	Government Money Market Portfolio[2]	MSA/BlackRock Advisors, LLC	0.33%	4.03%	3.03%	1.96%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/T. Rowe Price Associates, Inc.	0.40%	5.70%	2.20%	2.40%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.31%[1]	7.45%	-0.19%	2.25%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	2.45%[1]	6.15%	-7.18%	-0.19%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Managed Portfolio[2] (formerly “Inflation Protection Portfolio”)	MSA/American Century Investment Management, Inc.	0.46%[1]	6.51%	0.92%	2.82%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.46%	8.49%	4.06%	5.95%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.75%[1]	10.00%	1.66%	4.56%
Realize as high a level of total return as is consistent with conservative investment risk, through income and secondarily through capital appreciation	Active/Passive Conservative Portfolio[2]	MSA	0.54%[1]	N/A	N/A	N/A
Realize as high a level of total return as is consistent with reasonable investment risk through appreciation and income	Active/Passive Balanced Portfolio[2] (formerly “Balanced Portfolio”)	MSA	0.44%[1]	12.19%	4.71%	6.76%
Realize as high a level of total return as is consistent with moderate investment risk through appreciation and secondarily through income	Active/Passive Moderate Portfolio[2] (formerly “Asset Allocation Portfolio”)	MSA	0.49%[1]	14.46%	6.36%	8.21%
Realize as high a level of total return as is consistent with aggressive investment risk, primarily through appreciation and some income	Active/Passive Aggressive Portfolio[2]	MSA	0.60%[1]	N/A	N/A	N/A
Variable Life Prospectus
39

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2025)
				1 Year	5 Year	10 Year
Long-term growth of capital	Active/Passive Very Aggressive Portfolio[2] (formerly “Active/Passive All Equity Portfolio”)	MSA	0.63%[1]	N/A	N/A	N/A
Growth of capital	American Funds® IS Growth Fund - Class 1A4	Capital Research and Management Company (CRMC)	0.58%	20.24%	13.37%	N/A
Long-term growth of capital	American Funds® IS Global Growth Fund - Class 1A4	CRMC	0.65%[1]	21.63%	8.24%	N/A
Long-term capital appreciation	American Funds® IS New World Fund® - Class 1A4	CRMC	0.82%[1]	28.27%	5.32%	N/A
Provide as high a level of current income as is consistent with the preservation of capital	American Funds® IS The Bond Fund of America® - Class 1A4	CRMC	0.47%[1]	7.24%	-0.14%	N/A
Provide, over the long term, a high level of total return consistent with prudent investment management	American Funds® IS Capital World Bond Fund® - Class 1A4	CRMC	0.73%	9.31%	-2.50%	N/A
Provide a high level of current income; a secondary objective is capital appreciation	American Funds® IS American High-Income Trust® - Class 1A4	CRMC	0.62%[1]	8.19%	5.59%	N/A
Seek to match the performance of the MSCI EAFE Index in U.S. dollars with net dividends as closely as possible before deduction of fund expenses	BlackRock International Index V.I. Fund - Class I5	BlackRock Advisors, LLC	0.27%[1]	31.37%	8.88%	8.18%
Maximize total return, consistent with income generation and prudent investment management	BlackRock Total Return V.I. Fund - Class I5	BlackRock Advisors, LLC/ BlackRock International Limited & BlackRock (Singapore) Limited	0.43%[1]	8.00%	-0.37%	2.18%
Total return	Cantor Fitzgerald Commodity Return Strategy Portfolio – Class 2[6]	O’Connor Alternative Investments, LLC[7]	0.80%[1]	15.68%	10.61%	N/A
Long-term capital appreciation	Columbia VP Small Cap Value Discovery Fund - Class 1[8] (formerly “VP Small Cap Value Fund”)	Columbia Management Investment Advisers, LLC	0.91%[1]	14.99%	12.48%	11.48%
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[9]	Fidelity Management & Research Company LLC (FMR)[10]	0.55%	11.75%	10.10%	10.59%
Long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio – Initial Class[9]	FMR[10]	0.54%	21.52%	15.37%	15.78%
Capital appreciation	Fidelity® VIP Value Strategies Portfolio - Initial Class[9]	FMR[10]	0.59%	7.99%	12.14%	10.82%
Capital appreciation	Fidelity® VIP Health Care Portfolio - Initial Class[9]	FMR[10]	0.59%	14.39%	4.18%	8.75%
Capital appreciation	Fidelity® VIP Technology Portfolio - Initial Class[9]	FMR[10]	0.56%	23.36%	16.83%	23.76%
Variable Life Prospectus
40

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2025)
				1 Year	5 Year	10 Year
Seek to provide investment results that correspond to the aggregate price and interest performance of debt securities in the Bloomberg U.S. Aggregate Bond Index	Fidelity® VIP Bond Index Portfolio - Initial Class[9]	FMR [10]	0.14%	6.98%	-0.57%	N/A
Long-term growth of capital	John Hancock Disciplined Value International Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.79%	41.02%	12.70%	8.97%
Long-term capital appreciation and current income	John Hancock Real Estate Securities Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.76%[1]	0.63%	5.77%	5.91%
High level of current income	John Hancock Strategic Income Opportunities Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.74%[1]	7.51%	1.61%	3.26%
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria	Quality Equity Portfolio[12] (formerly “Sustainable Equity Portfolio”)	Neuberger Berman Investment Advisers LLC	0.87%	13.71%	12.83%	12.94%
Long-term growth of capital	U.S. Strategic Equity Fund[13]	Russell Investment Management LLC (RIM)[14]	0.87%[1]	14.43%	10.66%	12.45%
Long-term growth of capital	U.S. Small Cap Equity Fund[13]	RIM[14]	1.06%[1]	8.34%	7.15%	8.98%
Current income and long- term growth of capital	Global Real Estate Securities Fund[13]	RIM[14]	0.90%	8.59%	2.55%	3.57%
Long-term growth of capital	International Developed Markets Fund[13]	RIM[14]	0.95%[1]	28.64%	8.53%	7.51%
Provide total return	Strategic Bond Fund[13]	RIM[14]	0.65%[1]	7.35%	-1.07%	1.77%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[13]	RIM[14]	0.83%[1]	12.24%	3.96%	5.05%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[13]	RIM[14]	0.89%[1]	14.96%	6.39%	6.88%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Aggressive Strategy Fund[13]	RIM[14]	0.95%[1]	17.45%	8.56%	8.59%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Aggressive Strategy Fund[13]	RIM[14]	0.98%[1]	18.47%	9.53%	9.23%
1
This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2
A series of Northwestern Mutual Series Fund, Inc., for which Mason Street Advisors, LLC (MSA), our wholly-owned company, serves as investment adviser.
3
Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
4
A series of American Funds Insurance Series®.
5
The BlackRock International Index V.I. Fund and BlackRock Total Return V.I. Fund are series of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc., respectively.
Variable Life Prospectus
41

6
A series of Cantor Fitzgerald Variable Insurance Trust (formerly “Credit Suisse Trust”).
7
Effective March 31, 2026, O’Connor Alternative Investments, LLC succeeded UBS Asset Management (Americas) LLC as the Portfolio’s investment adviser.
8
A series of Columbia Funds Variable Insurance Trust.
9
The Fidelity® VIP Contrafund® Portfolio is a series of Variable Insurance Products Fund II. The Fidelity® VIP Mid Cap Portfolio and Fidelity® VIP Value Strategies Portfolio are each a series of Variable Insurance Products Fund III. The Fidelity® VIP Health Care Portfolio and Fidelity® VIP Technology Portfolio are each a series of Variable Insurance Products Fund IV. The Fidelity® VIP Bond Index Portfolio is a series of Variable Insurance Products Fund V.
10
The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
11
A series of John Hancock Variable Insurance Trust.
12
A series of Neuberger Berman Advisers Management Trust.
13
A series of Russell Investment Funds.
14
Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
Variable Life Prospectus
42

Additional Information
More information about your Policy and Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this Prospectus, is incorporated by reference into this Prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, or to request other information about the Policy or to make investor inquiries, call (866) 424-2609. Under certain circumstances you or your Financial Representative may be able to obtain these documents online at www.nmprospectus.com. Reports and other information about the Separate Account are available on the SEC’s Internet site at www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar Contract Identifier C000000093
Variable Life Prospectus
43

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026
VARIABLE LIFE
Whole Life
Extra Ordinary Life
Single Premium Life
Issued by The Northwestern Mutual Life Insurance Company
through
Northwestern Mutual Variable Life Account
We no longer issue the Policies described in this Statement of Additional Information.
The Policies we currently offer are described in separate Prospectuses and
Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with the prospectus for the Policies (the “Prospectus”) identified above and dated the same date as this SAI. The Prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling telephone number (866) 424-2609, or by visiting www.nmprospectus.com.

DISTRIBUTION OF THE POLICIES
The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2025	$314,793
2024	$373,132
2023	$437,956
NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.
EXPERTS
The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, and the financial statements of Northwestern Mutual Variable Life Account as of December 31, 2025 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2025

Northwestern Mutual Variable Life Account

Financial Statements

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

		Focused	Large Cap
	Growth Stock	Appreciation	Core Stock	Large Cap	Index 500
	Division	Division	Division	Blend Division	Stock Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$998,224	$475,540	$549,299	$22,052	$3,066,783
American Funds Insurance Series	-	-	-	-	-
BlackRock Variable Series Funds	-	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
John Hancock Variable Insurance Trust	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	72	-	16	2	163
Total Assets	998,296	475,540	549,315	22,054	3,066,946

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	509	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	509	-	-	-

Total Net Assets	$998,296	$475,031	$549,315	$22,054	$3,066,946

Net Assets:
Policyowners’ Equity	$994,030	$472,960	$546,749	$21,948	$3,054,758
Northwestern Mutual Equity	4,266	2,071	2,566	106	12,188

Total Net Assets	$998,296	$475,031	$549,315	$22,054	$3,066,946

Investments, at cost	$592,145	$345,888	$471,866	$22,399	$1,303,699
Mutual Fund Shares Held	202,233	100,558	288,497	19,567	285,309
Units Outstanding	56,085	24,929	46,348	4,248	150,616
Accumulation Unit Value
Lowest	$18.967911	$16.070780	$12.054976	$4.477615	$55.949193
Highest	$229.686303	$182.715018	$145.980943	$40.799051	$408.698720

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

	Large			Mid Cap
	Company	Domestic	Equity Income	Growth Stock	Index 400
	Value Division	Equity Division	Division	Division	Stock Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$35,987	$245,584	$180,430	$623,977	$509,899
American Funds Insurance Series	-	-	-	-	-
BlackRock Variable Series Funds	-	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
John Hancock Variable Insurance Trust	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	16	18	22
Total Assets	35,987	245,584	180,446	623,995	509,921

Liabilities:
Due to Northwestern Mutual Life Insurance Company	93	287	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	93	287	-	-	-

Total Net Assets	$35,894	$245,297	$180,446	$623,995	$509,921

Net Assets:
Policyowners’ Equity	$35,723	$243,830	$179,510	$620,646	$507,494
Northwestern Mutual Equity	171	1,467	936	3,349	2,427

Total Net Assets	$35,894	$245,297	$180,446	$623,995	$509,921

Investments, at cost	$36,672	$229,069	$169,710	$653,351	$424,258
Mutual Fund Shares Held	40,526	156,622	101,536	204,315	218,559
Units Outstanding	8,709	44,902	24,897	70,222	47,866
Accumulation Unit Value
Lowest	$3.677652	$4.661205	$6.155737	$9.562468	$9.323069
Highest	$32.973091	$53.649511	$69.988153	$219.337178	$114.873856

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

		Small Cap			International
	Mid Cap Value	Growth Stock	Index 600	Small Cap	Growth
	Division	Division	Stock Division	Value Division	Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$89,752	$360,349	$85,326	$220,528	$170,471
American Funds Insurance Series	-	-	-	-	-
BlackRock Variable Series Funds	-	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
John Hancock Variable Insurance Trust	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	32	10	34	-
Total Assets	89,752	360,381	85,336	220,562	170,471

Liabilities:
Due to Northwestern Mutual Life Insurance Company	134	-	-	-	4
Due to Participants	-	-	-	-	-
Total Liabilities	134	-	-	-	4

Total Net Assets	$89,618	$360,381	$85,336	$220,562	$170,467

Net Assets:
Policyowners’ Equity	$89,149	$358,436	$84,946	$219,302	$169,516
Northwestern Mutual Equity	469	1,945	390	1,260	951

Total Net Assets	$89,618	$360,381	$85,336	$220,562	$170,467

Investments, at cost	$93,558	$339,095	$78,760	$231,782	$126,819
Mutual Fund Shares Held	58,892	140,652	53,698	113,091	77,557
Units Outstanding	11,696	40,923	20,358	28,345	37,332
Accumulation Unit Value
Lowest	$6.767067	$7.865137	$3.596764	$6.727738	$3.985944
Highest	$76.939667	$111.059508	$42.598863	$77.434521	$45.877239

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$94,323	$721,524	$99,831	$175,147	$42,302
American Funds Insurance Series	-	-	-	-	-
BlackRock Variable Series Funds	-	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
John Hancock Variable Insurance Trust	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	10	6	1
Total Assets	94,323	721,524	99,841	175,153	42,303

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	68	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	68	-	-	-

Total Net Assets	$94,323	$721,456	$99,841	$175,153	$42,303

Net Assets:
Policyowners’ Equity	$93,893	$717,366	$99,338	$173,677	$42,118
Northwestern Mutual Equity	430	4,090	503	1,476	185

Total Net Assets	$94,323	$721,456	$99,841	$175,153	$42,303

Investments, at cost	$79,367	$563,251	$82,392	$175,147	$41,423
Mutual Fund Shares Held	73,346	339,062	78,545	175,147	40,249
Units Outstanding	39,416	109,116	63,084	78,604	28,922
Accumulation Unit Value
Lowest	$2.108973	$6.133897	$1.368858	$3.180982	$1.209342
Highest	$21.416615	$9.223653	$17.372625	$50.470550	$15.556454

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

		Long-Term U.S.	Inflation
	Select Bond	Government	Managed	High Yield	Multi-Sector
	Division	Bond Division	Division	Bond Division	Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$292,476	$23,245	$16,104	$125,657	$77,435
American Funds Insurance Series	-	-	-	-	-
BlackRock Variable Series Funds	-	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
John Hancock Variable Insurance Trust	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	22	6	-	2	9
Total Assets	292,498	23,251	16,104	125,659	77,444

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	3	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	3	-	-

Total Net Assets	$292,498	$23,251	$16,101	$125,659	$77,444

Net Assets:
Policyowners’ Equity	$290,808	$23,136	$16,023	$124,995	$77,114
Northwestern Mutual Equity	1,690	115	78	664	330

Total Net Assets	$292,498	$23,251	$16,101	$125,659	$77,444

Investments, at cost	$322,160	$24,300	$17,063	$129,152	$78,015
Mutual Fund Shares Held	263,255	37,796	15,426	184,248	75,546
Units Outstanding	72,461	13,438	9,858	19,971	40,025
Accumulation Unit Value
Lowest	$9.288930	$1.244199	$1.290343	$6.387366	$1.675386
Highest	$265.496176	$18.547941	$17.950803	$77.343202	$24.358729

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

	Active/Passive Conservative Division	Active/Passive Balanced Division	Active/Passive Moderate Division	Active/Passive Aggressive Division	Active/Passive Very Aggressive Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$1,142	$458,786	$75,896	$4,470	$6,865
American Funds Insurance Series	-	-	-	-	-
BlackRock Variable Series Funds	-	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
John Hancock Variable Insurance Trust	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	16	-	2	-
Total Assets	1,142	458,802	75,896	4,472	6,865

Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	-	4	-	1
Due to Participants	-	-	-	-	-
Total Liabilities	1	-	4	-	1

Total Net Assets	$1,141	$458,802	$75,892	$4,472	$6,864

Net Assets:
Policyowners’ Equity	$1,136	$456,139	$75,482	$4,444	$6,815
Northwestern Mutual Equity	5	2,663	410	28	49

Total Net Assets	$1,141	$458,802	$75,892	$4,472	$6,864

Investments, at cost	$1,172	$454,964	$71,735	$4,455	$6,897
Mutual Fund Shares Held	1,129	325,380	62,312	4,269	6,458
Units Outstanding	368	39,936	14,432	3,101	5,949
Accumulation Unit Value
Lowest	$1.044963	$19.178707	$3.903370	$1.078993	$1.094827
Highest	$1.048073	$349.400146	$44.925643	$1.082205	$1.098085

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

				The Bond
	Growth	Global Growth	New World	Division of	Capital World
	Division	Division	Division	America	Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
American Funds Insurance Series	10,482	7,574	5,695	2,256	301
BlackRock Variable Series Funds	-	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
John Hancock Variable Insurance Trust	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	2	2	1	-	-
Total Assets	10,484	7,576	5,696	2,256	301

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	1	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	1	-

Total Net Assets	$10,484	$7,576	$5,696	$2,255	$301

Net Assets:
Policyowners’ Equity	$10,442	$7,558	$5,677	$2,250	$301
Northwestern Mutual Equity	42	18	19	5	-

Total Net Assets	$10,484	$7,576	$5,696	$2,255	$301

Investments, at cost	$10,181	$7,294	$5,442	$2,318	$306
Mutual Fund Shares Held	75	197	177	239	30
Units Outstanding	7,574	5,709	4,841	1,795	294
Accumulation Unit Value
Lowest	$1.129747	$1.125171	$1.133400	$1.041584	$1.022232
Highest	$1.133110	$1.128521	$1.136777	$1.044694	$1.025277

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

	American	International			Credit Suisse Trust Commodity Return
	High-Income	Index V.I.	Total Return	CVP Small Cap	Strategy
	Trust Division	Division	V.I. Division	Value Division	Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
American Funds Insurance Series	429	-	-	-	-
BlackRock Variable Series Funds	-	5,248	3,045	-	-
Columbia Funds Variable Insurance Trust	-	-	-	531	-
Credit Suisse Trust	-	-	-	-	41,564
Fidelity Variable Insurance Products Fund	-	-	-	-	-
John Hancock Variable Insurance Trust	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	6	-	-
Total Assets	429	5,248	3,051	531	41,564

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	4
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	4

Total Net Assets	$429	$5,248	$3,051	$531	$41,560

Net Assets:
Policyowners’ Equity	$428	$5,231	$3,048	$529	$41,333
Northwestern Mutual Equity	1	17	3	2	227

Total Net Assets	$429	$5,248	$3,051	$531	$41,560

Investments, at cost	$441	$5,080	$3,054	$521	$45,400
Mutual Fund Shares Held	46	402	297	42	2,076
Units Outstanding	217	4,426	2,909	349	5,077
Accumulation Unit Value
Lowest	$1.052916	$1.106014	$1.047955	$1.183520	$7.716443
Highest	$1.056051	$1.109302	$1.051083	$1.187042	$7.856578

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

	Fidelity VIP	Fidelity VIP	Fidelity VIP Value	Fidelity VIP	Fidelity VIP
	Mid Cap	Contrafund	Strategies	Healthcare	Technology
	Division	Division	Division	Division	Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
American Funds Insurance Series	-	-	-	-	-
BlackRock Variable Series Funds	-	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Fidelity Variable Insurance Products Fund	254,522	149,771	467	346	11,057
John Hancock Variable Insurance Trust	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	37	-	-	-	4
Total Assets	254,559	149,771	467	346	11,061

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	5	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	5	-	-	-

Total Net Assets	$254,559	$149,766	$467	$346	$11,061

Net Assets:
Policyowners’ Equity	$253,141	$149,112	$467	$343	$11,003
Northwestern Mutual Equity	1,418	654	-	3	58

Total Net Assets	$254,559	$149,766	$467	$346	$11,061

Investments, at cost	$244,899	$126,700	$464	$334	$10,866
Mutual Fund Shares Held	6,785	2,501	29	9	233
Units Outstanding	21,720	20,551	370	253	8,020
Accumulation Unit Value
Lowest	$10.026741	$6.237300	$1.129020	$1.210798	$1.185648
Highest	$114.000450	$71.987452	$1.132373	$1.214403	$1.189176

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

	Fidelity VIP	Disciplined Value	Real Estate	Strategic Income
	Bond Index	International	Securities	Opportunities	AMT Quality
	Division	Trust Division	Trust Division	Trust Division	Equity Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
American Funds Insurance Series	-	-	-	-	-
BlackRock Variable Series Funds	-	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Fidelity Variable Insurance Products Fund	2,249	-	-	-	-
John Hancock Variable Insurance Trust	-	2,139	2,267	49	-
Neuberger Berman Advisers Management Trust	-	-	-	-	15,026
Russell Investment Funds	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	2
Total Assets	2,249	2,139	2,267	49	15,028

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$2,249	$2,139	$2,267	$49	$15,028

Net Assets:
Policyowners’ Equity	$2,235	$2,135	$2,258	$49	$14,971
Northwestern Mutual Equity	14	4	9	-	57

Total Net Assets	$2,249	$2,139	$2,267	$49	$15,028

Investments, at cost	$2,301	$2,090	$2,276	$50	$12,311
Mutual Fund Shares Held	229	120	113	4	351
Units Outstanding	2,140	1,571	2,189	38	2,569
Accumulation Unit Value
Lowest	$1.034619	$1.130839	$1.019884	$1.041331	$4.771715
Highest	$1.037700	$1.134203	$1.022922	$1.044440	$54.693942

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

			Global Real Estate	International Developed
	U.S. Strategic	U.S. Small Cap	Securities	Markets	Strategic Bond
	Equity Division	Equity Division	Division	Division	Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
American Funds Insurance Series	-	-	-	-	-
BlackRock Variable Series Funds	-	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
John Hancock Variable Insurance Trust	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	353,922	124,583	162,564	170,682	79,523
Due from Northwestern Mutual Life Insurance Company	17	2	12	6	7
Total Assets	353,939	124,585	162,576	170,688	79,530

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$353,939	$124,585	$162,576	$170,688	$79,530

Net Assets:
Policyowners’ Equity	$352,150	$123,824	$161,561	$169,740	$79,063
Northwestern Mutual Equity	1,789	761	1,015	948	467

Total Net Assets	$353,939	$124,585	$162,576	$170,688	$79,530

Investments, at cost	$283,085	$122,993	$171,549	$141,771	$90,487
Mutual Fund Shares Held	16,058	8,616	11,771	12,218	9,141
Units Outstanding	61,676	22,598	25,651	47,127	24,887
Accumulation Unit Value
Lowest	$4.911144	$4.824943	$5.527822	$3.083270	$2.405119
Highest	$59.063921	$59.517751	$63.592642	$36.225708	$27.705348

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2025 (in thousands, except accumulation unit values)

	LifePoints Moderate	LifePoints Balanced	LifePoints Aggressive	LifePoints Equity Aggressive
	Strategy	Strategy	Strategy	Strategy
	Division	Division	Division	Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-
American Funds Insurance Series	-	-	-	-
BlackRock Variable Series Funds	-	-	-	-
Columbia Funds Variable Insurance Trust	-	-	-	-
Credit Suisse Trust	-	-	-	-
Fidelity Variable Insurance Products Fund	-	-	-	-
John Hancock Variable Insurance Trust	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-
Russell Investment Funds	6,642	26,082	25,029	14,067
Due from Northwestern Mutual Life Insurance Company	1	4	4	-
Total Assets	6,643	26,086	25,033	14,067

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	5
Due to Participants	-	-	-	-
Total Liabilities	-	-	-	5

Total Net Assets	$6,643	$26,086	$25,033	$14,062

Net Assets:
Policyowners’ Equity	$6,598	$25,879	$24,876	$13,982
Northwestern Mutual Equity	45	207	157	80

Total Net Assets	$6,643	$26,086	$25,033	$14,062

Investments, at cost	$6,414	$24,198	$21,637	$11,452
Mutual Fund Shares Held	648	2,505	2,229	1,255
Units Outstanding	2,547	8,520	7,317	3,754
Accumulation Unit Value
Lowest	$1.780316	$2.178867	$2.554436	$2.744212
Highest	$22.894820	$26.347710	$28.800587	$28.245345

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2025 (in thousands)

		Focused
	Growth Stock	Appreciation	Large Cap Core	Large Cap	Index 500
	Division	Division	Stock Division	Blend Division	Stock Division
Income:
Dividend income	$814	$-	$3,062	$131	$30,093
Expenses:
Mortality and expense risk charges	4,029	1,919	2,228	106	12,408
Taxes	37	16	28	1	184
Total expenses	4,066	1,935	2,256	107	12,592
Net investment income (loss)	(3,252)	(1,935)	806	24	17,501

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	34,115	24,309	10,503	(846)	103,987
Realized gain distribution	16,482	62,134	74,308	3,119	97,081
Realized gains (losses)	50,597	86,443	84,811	2,273	201,068

Change in unrealized appreciation/(depreciation) of investments during the period	114,609	(21,829)	(8,471)	987	236,049

Net increase (decrease) in net assets resulting from operations	$161,954	$62,679	$77,146	$3,284	$454,618

	Large			Mid Cap
	Company Value	Domestic	Equity Income	Growth Stock	Index 400
	Division	Equity Division	Division	Division	Stock Division
Income:
Dividend income	$768	$4,313	$3,265	$-	$5,943
Expenses:
Mortality and expense risk charges	144	982	723	2,743	2,107
Taxes	1	9	6	42	13
Total expenses	145	991	729	2,785	2,120
Net investment income (loss)	623	3,322	2,536	(2,785)	3,823

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(1,006)	6,369	872	3,705	12,928
Realized gain distribution	1,797	20,352	16,160	104,833	31,824
Realized gains (losses)	791	26,721	17,032	108,538	44,752

Change in unrealized appreciation/(depreciation) of investments during the period	3,027	327	3,010	(59,417)	(15,773)

Net increase (decrease) in net assets resulting from operations	$4,441	$30,370	$22,578	$46,336	$32,802

		Small Cap			International
	Mid Cap Value	Growth Stock	Index 600	Small Cap	Growth
	Division	Division	Stock Division	Value Division	Division
Income:
Dividend income	$2,180	$-	$970	$1,619	$1,476
Expenses:
Mortality and expense risk charges	382	1,470	349	905	699
Taxes	2	8	3	7	4
Total expenses	384	1,478	352	912	703
Net investment income (loss)	1,796	(1,478)	618	707	773

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(485)	9,846	406	(1,380)	6,559
Realized gain distribution	5,752	18,183	4,147	20,457	6,170
Realized gains (losses)	5,267	28,029	4,553	19,077	12,729

Change in unrealized appreciation/(depreciation) of investments during the period	339	(5,066)	(828)	(5,515)	13,784

Net increase (decrease) in net assets resulting from operations	$7,402	$21,485	$4,343	$14,269	$27,286

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2025 (in thousands)

	Research		Emerging	Government
	International	International	Markets Equity	Money Market	Short-Term
	Core Division	Equity Division	Division	Division	Bond Division
Income:
Dividend income	$1,602	$16,868	$1,039	$6,882	$1,574
Expenses:
Mortality and expense risk charges	378	2,779	369	681	157
Taxes	3	38	3	6	2
Total expenses	381	2,817	372	687	159
Net investment income (loss)	1,221	14,051	667	6,195	1,415

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,232	(7,125)	2,180	-	(157)
Realized gain distribution	1,324	6,990	-	8	-
Realized gains (losses)	3,556	(135)	2,180	8	(157)

Change in unrealized appreciation/(depreciation) of investments during the period	13,025	187,039	22,934	-	680

Net increase (decrease) in net assets resulting from operations	$17,802	$200,955	$25,781	$6,203	$1,938

		Long-Term U.S.	Inflation
	Select Bond	Government	Managed	High Yield	Multi-Sector
	Division	Bond Division	Division	Bond Division	Bond Division
Income:
Dividend income	$12,743	$772	$706	$7,537	$3,868
Expenses:
Mortality and expense risk charges	1,144	84	62	537	294
Taxes	13	1	1	4	2
Total expenses	1,157	85	63	541	296
Net investment income (loss)	11,586	687	643	6,996	3,572

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(3,997)	(2,927)	(688)	(928)	(360)
Realized gain distribution	-	-	-	-	-
Realized gains (losses)	(3,997)	(2,927)	(688)	(928)	(360)

Change in unrealized appreciation/(depreciation) of investments during the period	11,807	3,439	945	3,603	3,156

Net increase (decrease) in net assets resulting from operations	$19,396	$1,199	$900	$9,671	$6,368

	Active/ Passive Conservative	Active/ Passive Balanced	Active/ Passive Moderate	Active/ Passive Aggressive	Active/ Passive Very Aggressive
	Division*	Division	Division	Division*	Division*
Income:
Dividend income	$38	$12,603	$1,694	$73	$82
Expenses:
Mortality and expense risk charges	1	1,986	289	5	5
Taxes	-	96	5	-	-
Total expenses	1	2,082	294	5	5
Net investment income (loss)	37	10,521	1,400	68	77

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(2)	(65)	284	1	1
Realized gain distribution	10	10,850	2,009	73	124
Realized gains (losses)	8	10,785	2,293	74	125

Change in unrealized appreciation/(depreciation) of investments during the period	(30)	26,691	5,460	15	(33)

Net increase (decrease) in net assets resulting from operations	$15	$47,997	$9,153	$157	$169

* For the period July 1, 2025 (commencement of operations) to December 31, 2025.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2025 (in thousands)

	Growth	Global Growth	New World	The Bond Division of
	Division*	Division*	Division*	America*
Income:
Dividend income	$-	$79	$57	$74
Expenses:
Mortality and expense risk charges	12	8	6	2
Taxes	-	-	-	-
Total expenses	12	8	6	2
Net investment income (loss)	(12)	71	51	72

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	19	5	3	1
Realized gain distribution	-	-	-	-
Realized gains (losses)	19	5	3	1

Change in unrealized appreciation/(depreciation) of investments during the period	301	280	253	(62)

Net increase (decrease) in net assets resulting from operations	$308	$356	$307	$11

	Capital World	American High-Income Trust	International Index V.I.	Total Return V.I.
	Bond Division*	Division*	Division*	Division*
Income:
Dividend income	$8	$18	$156	$18
Expenses:
Mortality and expense risk charges	-	-	6	2
Taxes	-	-	-	-
Total expenses	-	-	6	2
Net investment income (loss)	8	18	150	16

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	-	-	2	3
Realized gain distribution	-	-	-	3
Realized gains (losses)	-	-	2	6

Change in unrealized appreciation/(depreciation) of investments during the period	(6)	(13)	168	(9)

Net increase (decrease) in net assets resulting from operations	$2	$5	$320	$13

	CVP Small Cap Value Division*	Credit Suisse Trust Commodity Return Strategy Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division
Income:
Dividend income	$-	$1,646	$1,045	$196
Expenses:
Mortality and expense risk charges	-	162	1,039	598
Taxes	-	1	10	6
Total expenses	-	163	1,049	604
Net investment income (loss)	-	1,483	(4)	(408)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	4	50	592	6,943
Realized gain distribution	-	-	27,062	22,343
Realized gains (losses)	4	50	27,654	29,286

Change in unrealized appreciation/(depreciation) of investments during the period	10	3,933	(1,800)	(2,177)

Net increase (decrease) in net assets resulting from operations	$14	$5,466	$25,850	$26,701

* For the period July 1, 2025 (commencement of operations) to December 31, 2025.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2025 (in thousands)

	Fidelity VIP Value Strategies Division*	Fidelity VIP Healthcare Division*	Fidelity VIP Technology Division*	Fidelity VIP Bond Index Division*
Income:
Dividend income	$5	$1	$-	$71
Expenses:
Mortality and expense risk charges	-	-	11	2
Taxes	-	-	-	-
Total expenses	-	-	11	2
Net investment income (loss)	5	1	(11)	69

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1	3	32	1
Realized gain distribution	10	-	119	-
Realized gains (losses)	11	3	151	1

Change in unrealized appreciation/(depreciation) of investments during the period	3	12	192	(52)

Net increase (decrease) in net assets resulting from operations	$19	$16	$332	$18

	Disciplined Value International Trust Division*	Real Estate Securities Trust Division*	Strategic Income Opportunities Trust Division*	AMT Quality Equity Division
Income:
Dividend income	$7	$27	$1	$-
Expenses:
Mortality and expense risk charges	1	2	-	60
Taxes	-	-	-	1
Total expenses	1	2	-	61
Net investment income (loss)	6	25	1	(61)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(4)	-	-	1,282
Realized gain distribution	32	-	-	920
Realized gains (losses)	28	-	-	2,202

Change in unrealized appreciation/(depreciation) of investments during the period	50	(9)	(1)	(308)

Net increase (decrease) in net assets resulting from operations	$84	$16	$-	$1,833

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	Global Real Estate Securities Division	International Developed Markets Division
Income:
Dividend income	$2,325	$832	$6,879	$3,056
Expenses:
Mortality and expense risk charges	1,373	506	686	661
Taxes	6	3	4	5
Total expenses	1,379	509	690	666
Net investment income (loss)	946	323	6,189	2,390

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	3,983	(2,093)	587	3,457
Realized gain distribution	30,378	4,229	-	10,006
Realized gains (losses)	34,361	2,136	587	13,463

Change in unrealized appreciation/(depreciation) of investments during the period	9,121	6,672	5,822	22,655

Net increase (decrease) in net assets resulting from operations	$44,428	$9,131	$12,598	$38,508

* For the period July 1, 2025 (commencement of operations) to December 31, 2025.

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2025 (in thousands)

	Strategic Bond Division	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Aggressive Strategy Division
Income:
Dividend income	$3,569	$289	$937	$847
Expenses:
Mortality and expense risk charges	289	28	97	109
Taxes	2	1	2	3
Total expenses	291	29	99	112
Net investment income (loss)	3,278	260	838	735

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(1,410)	12	126	117
Realized gain distribution	-	-	989	1,063
Realized gains (losses)	(1,410)	12	1,115	1,180

Change in unrealized appreciation/(depreciation) of investments during the period	3,422	484	1,383	1,821

Net increase (decrease) in net assets resulting from operations	$5,290	$756	$3,336	$3,736

	LifePoints Equity Aggressive Strategy Division
Income:
Dividend income	$453
Expenses:
Mortality and expense risk charges	50
Taxes	1
Total expenses	51
Net investment income (loss)	402

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	113
Realized gain distribution	314
Realized gains (losses)	427

Change in unrealized appreciation/(depreciation) of investments during the period	1,399

Net increase (decrease) in net assets resulting from operations	$2,228

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$(3,252)	$(2,784)	$(1,935)	$(1,699)
Net realized gains (losses)	50,597	23,310	86,443	48,457
Net change in unrealized appreciation/(depreciation)	114,609	227,107	(21,829)	69,043
Net increase (decrease) in net assets resulting from operations	161,954	247,633	62,679	115,801

Policy Transactions:
Policyowners’ net payments	8,879	8,536	4,379	2,162
Policy loans, surrenders and death benefits	(32,831)	(31,958)	(24,242)	(12,533)
Mortality and other (net)	(15,560)	(13,859)	(7,629)	(6,527)
Transfers from other divisions or sponsor	22,234	23,256	25,224	26,399
Transfers to other divisions or sponsor	(32,917)	(26,274)	(35,076)	(24,814)
Net increase (decrease) in net assets resulting from contract transactions	(50,195)	(40,299)	(37,344)	(15,313)

Net increase (decrease) in net assets	111,759	207,334	25,335	100,488

Net Assets:
Beginning of period	886,537	679,203	449,696	349,208
End of period	$998,296	$886,537	$475,031	$449,696

Units issued during the period	2,207	2,732	1,927	2,453
Units redeemed during the period	(5,296)	(5,847)	(4,106)	(3,400)

Net units issued (redeemed) during period	(3,089)	(3,115)	(2,179)	(947)

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$806	$1,149	$24	$100
Net realized gains (losses)	84,811	33,283	2,273	5,328
Net change in unrealized appreciation/(depreciation)	(8,471)	56,056	987	(1,483)
Net increase (decrease) in net assets resulting from operations	77,146	90,488	3,284	3,945

Policy Transactions:
Policyowners’ net payments	5,061	6,430	326	230
Policy loans, surrenders and death benefits	(15,189)	(17,941)	(5,714)	(628)
Mortality and other (net)	(9,055)	(8,448)	(431)	(433)
Transfers from other divisions or sponsor	14,981	12,928	3,274	7,646
Transfers to other divisions or sponsor	(17,841)	(16,107)	(3,330)	(2,148)
Net increase (decrease) in net assets resulting from contract transactions	(22,043)	(23,138)	(5,875)	4,667

Net increase (decrease) in net assets	55,103	67,350	(2,591)	8,612

Net Assets:
Beginning of period	494,212	426,862	24,645	16,033
End of period	$549,315	$494,212	$22,054	$24,645

Units issued during the period	2,011	2,089	546	1,578
Units redeemed during the period	(3,962)	(4,740)	(1,827)	(599)

Net units issued (redeemed) during period	(1,951)	(2,651)	(1,281)	979

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$17,501	$19,041	$623	$440
Net realized gains (losses)	201,068	125,102	791	744
Net change in unrealized appreciation/(depreciation)	236,049	399,384	3,027	1,864
Net increase (decrease) in net assets resulting from operations	454,618	543,527	4,441	3,048

Policy Transactions:
Policyowners’ net payments	32,211	25,145	503	622
Policy loans, surrenders and death benefits	(93,367)	(87,850)	(1,140)	(876)
Mortality and other (net)	(47,660)	(43,029)	(566)	(519)
Transfers from other divisions or sponsor	83,824	87,392	6,596	5,341
Transfers to other divisions or sponsor	(92,213)	(67,293)	(5,839)	(5,990)
Net increase (decrease) in net assets resulting from contract transactions	(117,205)	(85,635)	(446)	(1,422)

Net increase (decrease) in net assets	337,413	457,892	3,995	1,626

Net Assets:
Beginning of period	2,729,533	2,271,641	31,899	30,273
End of period	$3,066,946	$2,729,533	$35,894	$31,899

Units issued during the period	7,560	8,513	1,635	1,183
Units redeemed during the period	(14,387)	(13,418)	(1,658)	(1,490)

Net units issued (redeemed) during period	(6,827)	(4,905)	(23)	(307)

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$3,322	$3,464	$2,536	$2,780
Net realized gains (losses)	26,721	27,322	17,032	6,640
Net change in unrealized appreciation/(depreciation)	327	(15,850)	3,010	8,120
Net increase (decrease) in net assets resulting from operations	30,370	14,936	22,578	17,540

Policy Transactions:
Policyowners’ net payments	3,968	3,338	2,549	2,634
Policy loans, surrenders and death benefits	(7,608)	(9,637)	(4,342)	(5,822)
Mortality and other (net)	(4,390)	(4,174)	(2,945)	(2,857)
Transfers from other divisions or sponsor	5,977	6,649	15,868	12,991
Transfers to other divisions or sponsor	(10,887)	(11,263)	(17,481)	(16,538)
Net increase (decrease) in net assets resulting from contract transactions	(12,940)	(15,087)	(6,351)	(9,592)

Net increase (decrease) in net assets	17,430	(151)	16,227	7,948

Net Assets:
Beginning of period	227,867	228,018	164,219	156,271
End of period	$245,297	$227,867	$180,446	$164,219

Units issued during the period	2,253	2,404	2,313	1,931
Units redeemed during the period	(4,870)	(5,679)	(3,162)	(3,554)

Net units issued (redeemed) during period	(2,617)	(3,275)	(849)	(1,623)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$(2,785)	$(2,190)	$3,823	$3,869
Net realized gains (losses)	108,538	2,497	44,752	31,914
Net change in unrealized appreciation/(depreciation)	(59,417)	44,037	(15,773)	23,873
Net increase (decrease) in net assets resulting from operations	46,336	44,344	32,802	59,656

Policy Transactions:
Policyowners’ net payments	12,215	12,020	5,817	5,529
Policy loans, surrenders and death benefits	(20,925)	(23,758)	(12,800)	(20,653)
Mortality and other (net)	(10,829)	(10,588)	(8,163)	(7,891)
Transfers from other divisions or sponsor	11,023	9,566	21,837	23,943
Transfers to other divisions or sponsor	(17,925)	(15,234)	(27,285)	(23,397)
Net increase (decrease) in net assets resulting from contract transactions	(26,441)	(27,994)	(20,594)	(22,469)

Net increase (decrease) in net assets	19,895	16,350	12,208	37,187

Net Assets:
Beginning of period	604,100	587,750	497,713	460,526
End of period	$623,995	$604,100	$509,921	$497,713

Units issued during the period	3,355	3,597	2,889	3,145
Units redeemed during the period	(6,425)	(7,115)	(4,915)	(5,484)

Net units issued (redeemed) during period	(3,070)	(3,518)	(2,026)	(2,339)

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$1,796	$1,377	$(1,478)	$(278)
Net realized gains (losses)	5,267	2,300	28,029	6,394
Net change in unrealized appreciation/(depreciation)	339	3,253	(5,066)	35,260
Net increase (decrease) in net assets resulting from operations	7,402	6,930	21,485	41,376

Policy Transactions:
Policyowners’ net payments	1,434	1,169	5,737	5,268
Policy loans, surrenders and death benefits	(3,385)	(2,843)	(11,120)	(14,295)
Mortality and other (net)	(1,573)	(1,523)	(5,758)	(5,859)
Transfers from other divisions or sponsor	5,062	3,653	7,560	8,746
Transfers to other divisions or sponsor	(6,812)	(7,746)	(13,821)	(11,008)
Net increase (decrease) in net assets resulting from contract transactions	(5,274)	(7,290)	(17,402)	(17,148)

Net increase (decrease) in net assets	2,128	(360)	4,083	24,228

Net Assets:
Beginning of period	87,490	87,850	356,298	332,070
End of period	$89,618	$87,490	$360,381	$356,298

Units issued during the period	915	738	2,230	2,328
Units redeemed during the period	(1,614)	(1,749)	(4,225)	(4,388)

Net units issued (redeemed) during period	(699)	(1,011)	(1,995)	(2,060)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$618	$627	$707	$671
Net realized gains (losses)	4,553	3,327	19,077	10,829
Net change in unrealized appreciation/(depreciation)	(828)	2,665	(5,515)	8,472
Net increase (decrease) in net assets resulting from operations	4,343	6,619	14,269	19,972

Policy Transactions:
Policyowners’ net payments	1,255	1,084	3,808	3,206
Policy loans, surrenders and death benefits	(1,795)	(2,222)	(6,706)	(7,586)
Mortality and other (net)	(1,354)	(1,306)	(3,594)	(3,570)
Transfers from other divisions or sponsor	9,859	11,752	6,262	6,180
Transfers to other divisions or sponsor	(11,000)	(11,030)	(11,423)	(12,861)
Net increase (decrease) in net assets resulting from contract transactions	(3,035)	(1,722)	(11,653)	(14,631)

Net increase (decrease) in net assets	1,308	4,897	2,616	5,341

Net Assets:
Beginning of period	84,028	79,131	217,946	212,605
End of period	$85,336	$84,028	$220,562	$217,946

Units issued during the period	2,884	3,613	1,690	1,800
Units redeemed during the period	(3,681)	(4,008)	(3,297)	(4,087)

Net units issued (redeemed) during period	(797)	(395)	(1,607)	(2,287)

	International Growth Division		Research International Core Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$773	$679	$1,221	$1,118
Net realized gains (losses)	12,729	9,232	3,556	1,691
Net change in unrealized appreciation/(depreciation)	13,784	(2,708)	13,025	(818)
Net increase (decrease) in net assets resulting from operations	27,286	7,203	17,802	1,991

Policy Transactions:
Policyowners’ net payments	3,042	2,919	1,357	1,440
Policy loans, surrenders and death benefits	(6,541)	(4,841)	(3,672)	(2,107)
Mortality and other (net)	(2,803)	(2,620)	(1,523)	(1,370)
Transfers from other divisions or sponsor	12,371	12,304	17,064	18,508
Transfers to other divisions or sponsor	(14,420)	(10,936)	(16,585)	(13,169)
Net increase (decrease) in net assets resulting from contract transactions	(8,351)	(3,174)	(3,359)	3,302

Net increase (decrease) in net assets	18,935	4,029	14,443	5,293

Net Assets:
Beginning of period	151,532	147,503	79,880	74,587
End of period	$170,467	$151,532	$94,323	$79,880

Units issued during the period	3,243	3,660	5,912	6,109
Units redeemed during the period	(4,964)	(4,455)	(6,503)	(4,563)

Net units issued (redeemed) during period	(1,721)	(795)	(591)	1,546

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$14,051	$13,356	$667	$829
Net realized gains (losses)	(135)	(11,311)	2,180	(33)
Net change in unrealized appreciation/(depreciation)	187,039	17,193	22,934	1,866
Net increase (decrease) in net assets resulting from operations	200,955	19,238	25,781	2,662

Policy Transactions:
Policyowners’ net payments	14,355	14,917	1,814	1,872
Policy loans, surrenders and death benefits	(21,540)	(22,878)	(2,575)	(2,486)
Mortality and other (net)	(12,180)	(9,874)	(1,455)	(1,216)
Transfers from other divisions or sponsor	32,865	21,556	12,607	12,624
Transfers to other divisions or sponsor	(33,450)	(26,816)	(13,936)	(10,557)
Net increase (decrease) in net assets resulting from contract transactions	(19,950)	(23,095)	(3,545)	237

Net increase (decrease) in net assets	181,005	(3,857)	22,236	2,899

Net Assets:
Beginning of period	540,451	544,308	77,605	74,706
End of period	$721,456	$540,451	$99,841	$77,605

Units issued during the period	10,107	11,030	7,612	8,273
Units redeemed during the period	(13,342)	(15,981)	(9,605)	(8,292)

Net units issued (redeemed) during period	(3,235)	(4,951)	(1,993)	(19)

	Government Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$6,195	$7,972	$1,415	$1,018
Net realized gains (losses)	8	8	(157)	(292)
Net change in unrealized appreciation/(depreciation)	-	-	680	824
Net increase (decrease) in net assets resulting from operations	6,203	7,980	1,938	1,550

Policy Transactions:
Policyowners’ net payments	31,254	29,606	649	77
Policy loans, surrenders and death benefits	(16,570)	(24,688)	(1,305)	(1,972)
Mortality and other (net)	(4,712)	(4,727)	(711)	(641)
Transfers from other divisions or sponsor	55,421	52,315	16,535	9,214
Transfers to other divisions or sponsor	(66,735)	(74,174)	(9,326)	(8,623)
Net increase (decrease) in net assets resulting from contract transactions	(1,342)	(21,668)	5,842	(1,945)

Net increase (decrease) in net assets	4,861	(13,688)	7,780	(395)

Net Assets:
Beginning of period	170,292	183,980	34,523	34,918
End of period	$175,153	$170,292	$42,303	$34,523

Units issued during the period	48,479	46,591	12,343	6,383
Units redeemed during the period	(49,911)	(55,976)	(7,692)	(7,322)

Net units issued (redeemed) during period	(1,432)	(9,385)	4,651	(939)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$11,586	$9,866	$687	$626
Net realized gains (losses)	(3,997)	(2,504)	(2,927)	(2,009)
Net change in unrealized appreciation/(depreciation)	11,807	(3,577)	3,439	5
Net increase (decrease) in net assets resulting from operations	19,396	3,785	1,199	(1,378)

Policy Transactions:
Policyowners’ net payments	6,817	6,891	597	349
Policy loans, surrenders and death benefits	(9,174)	(12,190)	(1,002)	(621)
Mortality and other (net)	(5,398)	(5,097)	(413)	(347)
Transfers from other divisions or sponsor	37,397	44,742	10,486	8,999
Transfers to other divisions or sponsor	(38,240)	(28,581)	(9,412)	(7,573)
Net increase (decrease) in net assets resulting from contract transactions	(8,598)	5,765	256	807

Net increase (decrease) in net assets	10,798	9,550	1,455	(571)

Net Assets:
Beginning of period	281,700	272,150	21,796	22,367
End of period	$292,498	$281,700	$23,251	$21,796

Units issued during the period	7,377	9,943	5,637	3,054
Units redeemed during the period	(9,745)	(9,147)	(4,411)	(2,256)

Net units issued (redeemed) during period	(2,368)	796	1,226	798

	Inflation Managed Division		High Yield Bond Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$643	$414	$6,996	$7,354
Net realized gains (losses)	(688)	(597)	(928)	(654)
Net change in unrealized appreciation/(depreciation)	945	423	3,603	284
Net increase (decrease) in net assets resulting from operations	900	240	9,671	6,984

Policy Transactions:
Policyowners’ net payments	239	417	2,713	2,419
Policy loans, surrenders and death benefits	(330)	(795)	(7,045)	(6,163)
Mortality and other (net)	(305)	(299)	(2,297)	(2,266)
Transfers from other divisions or sponsor	5,427	2,558	12,680	12,412
Transfers to other divisions or sponsor	(4,341)	(4,065)	(13,313)	(10,350)
Net increase (decrease) in net assets resulting from contract transactions	690	(2,184)	(7,262)	(3,948)

Net increase (decrease) in net assets	1,590	(1,944)	2,409	3,036

Net Assets:
Beginning of period	14,511	16,455	123,250	120,214
End of period	$16,101	$14,511	$125,659	$123,250

Units issued during the period	3,246	1,061	1,859	2,291
Units redeemed during the period	(2,847)	(2,950)	(2,981)	(2,895)

Net units issued (redeemed) during period	399	(1,889)	(1,122)	(604)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Multi-Sector Bond Division		Active/Passive Conservative Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Period Ended December 31, 2025*
Operations:
Net investment income (loss)	$3,572	$2,935	$37
Net realized gains (losses)	(360)	(549)	8
Net change in unrealized appreciation/(depreciation)	3,156	1,200	(30)
Net increase (decrease) in net assets resulting from operations	6,368	3,586	15

Policy Transactions:
Policyowners’ net payments	1,208	1,424	(47)
Policy loans, surrenders and death benefits	(3,483)	(2,748)	(38)
Mortality and other (net)	(1,234)	(1,086)	(9)
Transfers from other divisions or sponsor	18,291	14,986	1,467
Transfers to other divisions or sponsor	(9,073)	(7,707)	(247)
Net increase (decrease) in net assets resulting from contract transactions	5,709	4,869	1,126

Net increase (decrease) in net assets	12,077	8,455	1,141

Net Assets:
Beginning of period	65,367	56,912	-
End of period	$77,444	$65,367	$1,141

Units issued during the period	8,879	7,649	647
Units redeemed during the period	(5,500)	(4,683)	(279)

Net units issued (redeemed) during period	3,379	2,966	368

	Active/Passive Balanced Division		Active/Passive Moderate Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$10,521	$6,992	$1,400	$935
Net realized gains (losses)	10,785	7,393	2,293	1,703
Net change in unrealized appreciation/(depreciation)	26,691	13,263	5,460	2,797
Net increase (decrease) in net assets resulting from operations	47,997	27,648	9,153	5,435

Policy Transactions:
Policyowners’ net payments	10,159	9,528	1,123	746
Policy loans, surrenders and death benefits	(11,864)	(17,598)	(1,540)	(1,349)
Mortality and other (net)	(9,921)	(9,555)	(1,347)	(1,218)
Transfers from other divisions or sponsor	18,227	9,934	8,718	2,999
Transfers to other divisions or sponsor	(13,948)	(9,280)	(3,272)	(2,258)
Net increase (decrease) in net assets resulting from contract transactions	(7,347)	(16,971)	3,682	(1,080)

Net increase (decrease) in net assets	40,650	10,677	12,835	4,355

Net Assets:
Beginning of period	418,152	407,475	63,057	58,702
End of period	$458,802	$418,152	$75,892	$63,057

Units issued during the period	3,616	3,031	1,740	1,126
Units redeemed during the period	(4,102)	(4,633)	(1,494)	(1,833)

Net units issued (redeemed) during period	(486)	(1,602)	246	(707)

* For the period July 1, 2025 (commencement of operations) to December 31, 2025

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Active/Passive Aggressive Division	Active/Passive Very Aggressive Division
	Period Ended December 31, 2025*	Period Ended December 31, 2025*
Operations:
Net investment income (loss)	$68	$77
Net realized gains (losses)	74	125
Net change in unrealized appreciation/(depreciation)	15	(33)
Net increase (decrease) in net assets resulting from operations	157	169

Policy Transactions:
Policyowners’ net payments	20	(89)
Policy loans, surrenders and death benefits	2	80
Mortality and other (net)	(17)	(26)
Transfers from other divisions or sponsor	4,310	6,730
Transfers to other divisions or sponsor	-	-
Net increase (decrease) in net assets resulting from contract transactions	4,315	6,695

Net increase (decrease) in net assets	4,472	6,864

Net Assets:
Beginning of period	-	-
End of period	$4,472	$6,864

Units issued during the period	3,109	6,095
Units redeemed during the period	(8)	(146)

Net units issued (redeemed) during period	3,101	5,949

	Growth Division	Global Growth Division
	Period Ended December 31, 2025*	Period Ended December 31, 2025*
Operations:
Net investment income (loss)	$(12)	$71
Net realized gains (losses)	19	5
Net change in unrealized appreciation/(depreciation)	301	280
Net increase (decrease) in net assets resulting from operations	308	356

Policy Transactions:
Policyowners’ net payments	(311)	(106)
Policy loans, surrenders and death benefits	(21)	5
Mortality and other (net)	(21)	(12)
Transfers from other divisions or sponsor	10,656	7,426
Transfers to other divisions or sponsor	(127)	(93)
Net increase (decrease) in net assets resulting from contract transactions	10,176	7,220

Net increase (decrease) in net assets	10,484	7,576

Net Assets:
Beginning of period	-	-
End of period	$10,484	$7,576

Units issued during the period	8,089	5,976
Units redeemed during the period	(515)	(267)

Net units issued (redeemed) during period	7,574	5,709

* For the period July 1, 2025 (commencement of operations) to December 31, 2025

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	New World Division	The Bond Division of America
	Period Ended December 31, 2025*	Period Ended December 31, 2025*
Operations:
Net investment income (loss)	$51	$72
Net realized gains (losses)	3	1
Net change in unrealized appreciation/(depreciation)	253	(62)
Net increase (decrease) in net assets resulting from operations	307	11

Policy Transactions:
Policyowners’ net payments	7	(35)
Policy loans, surrenders and death benefits	(33)	-
Mortality and other (net)	(14)	(5)
Transfers from other divisions or sponsor	5,479	2,284
Transfers to other divisions or sponsor	(50)	-
Net increase (decrease) in net assets resulting from contract transactions	5,389	2,244

Net increase (decrease) in net assets	5,696	2,255

Net Assets:
Beginning of period	-	-
End of period	$5,696	$2,255

Units issued during the period	4,976	1,834
Units redeemed during the period	(135)	(39)

Net units issued (redeemed) during period	4,841	1,795

	Capital World Bond Division	American High-Income Trust Division
	Period Ended December 31, 2025*	Period Ended December 31, 2025*
Operations:
Net investment income (loss)	$8	$18
Net realized gains (losses)	-	-
Net change in unrealized appreciation/(depreciation)	(6)	(13)
Net increase (decrease) in net assets resulting from operations	2	5

Policy Transactions:
Policyowners’ net payments	1	2
Policy loans, surrenders and death benefits	-	-
Mortality and other (net)	(1)	(1)
Transfers from other divisions or sponsor	299	423
Transfers to other divisions or sponsor	-	-
Net increase (decrease) in net assets resulting from contract transactions	299	424

Net increase (decrease) in net assets	301	429

Net Assets:
Beginning of period	-	-
End of period	$301	$429

Units issued during the period	294	218
Units redeemed during the period	-	(1)

Net units issued (redeemed) during period	294	217

* For the period July 1, 2025 (commencement of operations) to December 31, 2025

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	International Index V.I. Division	Total Return V.I. Division
	Period Ended December 31, 2025*	Period Ended December 31, 2025*
Operations:
Net investment income (loss)	$150	$16
Net realized gains (losses)	2	6
Net change in unrealized appreciation/(depreciation)	168	(9)
Net increase (decrease) in net assets resulting from operations	320	13

Policy Transactions:
Policyowners’ net payments	15	3
Policy loans, surrenders and death benefits	(26)	(29)
Mortality and other (net)	(27)	7
Transfers from other divisions or sponsor	5,016	3,268
Transfers to other divisions or sponsor	(50)	(211)
Net increase (decrease) in net assets resulting from contract transactions	4,928	3,038

Net increase (decrease) in net assets	5,248	3,051

Net Assets:
Beginning of period	-	-
End of period	$5,248	$3,051

Units issued during the period	4,552	3,145
Units redeemed during the period	(126)	(236)

Net units issued (redeemed) during period	4,426	2,909

	CVP Small Cap Value Division	Credit Suisse Trust Commodity Return Strategy Division
	Period Ended December 31, 2025*	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$-	$1,483	$968
Net realized gains (losses)	4	50	(645)
Net change in unrealized appreciation/(depreciation)	10	3,933	1,294
Net increase (decrease) in net assets resulting from operations	14	5,466	1,617

Policy Transactions:
Policyowners’ net payments	(75)	724	727
Policy loans, surrenders and death benefits	-	(1,213)	(1,360)
Mortality and other (net)	1	(684)	(595)
Transfers from other divisions or sponsor	612	8,593	6,963
Transfers to other divisions or sponsor	(21)	(6,557)	(7,460)
Net increase (decrease) in net assets resulting from contract transactions	517	863	(1,725)

Net increase (decrease) in net assets	531	6,329	(108)

Net Assets:
Beginning of period	-	35,231	35,339
End of period	$531	$41,560	$35,231

Units issued during the period	431	1,436	1,303
Units redeemed during the period	(82)	(1,302)	(1,532)

Net units issued (redeemed) during period	349	134	(229)

* For the period July 1, 2025 (commencement of operations) to December 31, 2025

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Fidelity VIP Mid Cap Division			Fidelity VIP Contrafund Division
	Year Ended December 31, 2025		Year Ended December 31, 2024	Year Ended December 31, 2025		Year Ended December 31, 2024
Operations:
Net investment income (loss)	$(4	) $	247	$(408	) $	(267)
Net realized gains (losses)	27,654		34,080	29,286		18,777
Net change in unrealized appreciation/(depreciation)	(1,800)		1,893	(2,177)		11,405
Net increase (decrease) in net assets resulting from operations	25,850		36,220	26,701		29,915

Policy Transactions:
Policyowners’ net payments	3,125		3,168	1,271		843
Policy loans, surrenders and death benefits	(9,309)		(11,730)	(5,300)		(3,552)
Mortality and other (net)	(4,013)		(4,040)	(2,398)		(2,043)
Transfers from other divisions or sponsor	13,622		15,361	23,649		28,079
Transfers to other divisions or sponsor	(15,783)		(15,709)	(22,120)		(14,488)
Net increase (decrease) in net assets resulting from contract transactions	(12,358)		(12,950)	(4,898)		8,839

Net increase (decrease) in net assets	13,492		23,270	21,803		38,754

Net Assets:
Beginning of period	241,067		217,797	127,963		89,209
End of period	$254,559		$241,067	$149,766		$127,963

Units issued during the period	1,361		1,693	3,178		4,652
Units redeemed during the period	(2,685)		(3,035)	(3,668)		(2,969)

Net units issued (redeemed) during period	(1,324)		(1,342)	(490)		1,683

	Fidelity VIP Value Strategies Division			Fidelity VIP Healthcare Division
	Period Ended December 31, 2025*			Period Ended December 31, 2025*
Operations:
Net investment income (loss)	$5			$1
Net realized gains (losses)	11			3
Net change in unrealized appreciation/(depreciation)	3			12
Net increase (decrease) in net assets resulting from operations	19			16

Policy Transactions:
Policyowners’ net payments	(27)			-
Policy loans, surrenders and death benefits	-			-
Mortality and other (net)	4			-
Transfers from other divisions or sponsor	471			356
Transfers to other divisions or sponsor	-			(26)
Net increase (decrease) in net assets resulting from contract transactions	448			330

Net increase (decrease) in net assets	467			346

Net Assets:
Beginning of period	-			-
End of period	$467			$346

Units issued during the period	398			274
Units redeemed during the period	(28)			(21)

Net units issued (redeemed) during period	370			253

* For the period July 1, 2025 (commencement of operations) to December 31, 2025

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Fidelity VIP Technology Division	Fidelity VIP Bond Index Division
	Period Ended December 31, 2025*	Period Ended December 31, 2025*
Operations:
Net investment income (loss)	$(11)	$69
Net realized gains (losses)	151	1
Net change in unrealized appreciation/(depreciation)	192	(52)
Net increase (decrease) in net assets resulting from operations	332	18

Policy Transactions:
Policyowners’ net payments	(27)	18
Policy loans, surrenders and death benefits	(9)	-
Mortality and other (net)	(18)	(10)
Transfers from other divisions or sponsor	11,755	2,662
Transfers to other divisions or sponsor	(972)	(439)
Net increase (decrease) in net assets resulting from contract transactions	10,729	2,231

Net increase (decrease) in net assets	11,061	2,249

Net Assets:
Beginning of period	-	-
End of period	$11,061	$2,249

Units issued during the period	9,041	2,576
Units redeemed during the period	(1,021)	(436)

Net units issued (redeemed) during period	8,020	2,140

	Disciplined Value International Trust Division	Real Estate Securities Trust Division
	Period Ended December 31, 2025*	Period Ended December 31, 2025*
Operations:
Net investment income (loss)	$6	$25
Net realized gains (losses)	28	-
Net change in unrealized appreciation/(depreciation)	50	(9)
Net increase (decrease) in net assets resulting from operations	84	16

Policy Transactions:
Policyowners’ net payments	(51)	7
Policy loans, surrenders and death benefits	(6)	1
Mortality and other (net)	(5)	(7)
Transfers from other divisions or sponsor	2,178	2,252
Transfers to other divisions or sponsor	(61)	(2)
Net increase (decrease) in net assets resulting from contract transactions	2,055	2,251

Net increase (decrease) in net assets	2,139	2,267

Net Assets:
Beginning of period	-	-
End of period	$2,139	$2,267

Units issued during the period	1,652	2,225
Units redeemed during the period	(81)	(36)

Net units issued (redeemed) during period	1,571	2,189

* For the period July 1, 2025 (commencement of operations) to December 31, 2025

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Strategic Income Opportunities Trust Division		AMT Quality Equity Division
	Period Ended December 31, 2025*		Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$1		$(61)	$(19)
Net realized gains (losses)	-		2,202	1,059
Net change in unrealized appreciation/(depreciation)	(1)		(308)	1,470
Net increase (decrease) in net assets resulting from operations	-		1,833	2,510

Policy Transactions:
Policyowners’ net payments	-		245	59
Policy loans, surrenders and death benefits	-		(229)	(21)
Mortality and other (net)	-		(276)	(213)
Transfers from other divisions or sponsor	49		5,032	5,265
Transfers to other divisions or sponsor	-		(5,127)	(3,256)
Net increase (decrease) in net assets resulting from contract transactions	49		(355)	1,834

Net increase (decrease) in net assets	49		1,478	4,344

Net Assets:
Beginning of period	-		13,550	9,206
End of period	$49		$15,028	$13,550

Units issued during the period	38		698	694
Units redeemed during the period	-		(651)	(348)

Net units issued (redeemed) during period	38		47	346

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$946	$1,612	$323	$1,440
Net realized gains (losses)	34,361	30,582	2,136	10,437
Net change in unrealized appreciation/(depreciation)	9,121	25,425	6,672	(2,250)
Net increase (decrease) in net assets resulting from operations	44,428	57,619	9,131	9,627

Policy Transactions:
Policyowners’ net payments	4,002	3,635	1,513	1,710
Policy loans, surrenders and death benefits	(12,860)	(12,348)	(5,846)	(4,507)
Mortality and other (net)	(5,554)	(5,225)	(2,058)	(2,130)
Transfers from other divisions or sponsor	3,660	3,451	2,725	3,256
Transfers to other divisions or sponsor	(8,498)	(14,200)	(4,981)	(7,199)
Net increase (decrease) in net assets resulting from contract transactions	(19,250)	(24,687)	(8,647)	(8,870)

Net increase (decrease) in net assets	25,178	32,932	484	757

Net Assets:
Beginning of period	328,761	295,829	124,101	123,344
End of period	$353,939	$328,761	$124,585	$124,101

Units issued during the period	2,070	2,529	1,198	1,443
Units redeemed during the period	(5,852)	(7,922)	(2,856)	(3,306)

Net units issued (redeemed) during period	(3,782)	(5,393)	(1,658)	(1,863)

* For the period July 1, 2025 (commencement of operations) to December 31, 2025

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Global Real Estate Securities Division		International Developed Markets Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$6,189	$2,990	$2,390	$3,594
Net realized gains (losses)	587	2,100	13,463	6,600
Net change in unrealized appreciation/(depreciation)	5,822	(3,492)	22,655	(6,617)
Net increase (decrease) in net assets resulting from operations	12,598	1,598	38,508	3,577

Policy Transactions:
Policyowners’ net payments	4,062	3,766	3,186	2,759
Policy loans, surrenders and death benefits	(5,305)	(6,756)	(5,515)	(6,167)
Mortality and other (net)	(2,877)	(2,821)	(2,848)	(2,502)
Transfers from other divisions or sponsor	9,358	10,464	10,318	8,249
Transfers to other divisions or sponsor	(12,843)	(11,492)	(11,373)	(12,021)
Net increase (decrease) in net assets resulting from contract transactions	(7,605)	(6,839)	(6,232)	(9,682)

Net increase (decrease) in net assets	4,993	(5,241)	32,276	(6,105)

Net Assets:
Beginning of period	157,583	162,824	138,412	144,517
End of period	$162,576	$157,583	$170,688	$138,412

Units issued during the period	1,904	2,167	3,686	3,423
Units redeemed during the period	(3,070)	(3,329)	(5,353)	(6,894)

Net units issued (redeemed) during period	(1,166)	(1,162)	(1,667)	(3,471)

	Strategic Bond Division		LifePoints Moderate Strategy Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$3,278	$3,489	$260	$237
Net realized gains (losses)	(1,410)	(1,475)	12	27
Net change in unrealized appreciation/(depreciation)	3,422	(1,627)	484	213
Net increase (decrease) in net assets resulting from operations	5,290	387	756	477

Policy Transactions:
Policyowners’ net payments	1,854	1,185	(865)	228
Policy loans, surrenders and death benefits	(2,686)	(3,625)	(242)	(182)
Mortality and other (net)	(1,536)	(1,505)	(161)	(174)
Transfers from other divisions or sponsor	8,936	11,513	352	294
Transfers to other divisions or sponsor	(10,118)	(10,062)	(405)	(1,265)
Net increase (decrease) in net assets resulting from contract transactions	(3,550)	(2,494)	(1,321)	(1,099)

Net increase (decrease) in net assets	1,740	(2,107)	(565)	(622)

Net Assets:
Beginning of period	77,790	79,897	7,208	7,830
End of period	$79,530	$77,790	$6,643	$7,208

Units issued during the period	2,141	3,124	234	395
Units redeemed during the period	(3,049)	(4,213)	(356)	(908)

Net units issued (redeemed) during period	(908)	(1,089)	(122)	(513)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Aggressive Strategy Division
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$838	$601	$735	$466
Net realized gains (losses)	1,115	11	1,180	(60)
Net change in unrealized appreciation/(depreciation)	1,383	1,458	1,821	2,066
Net increase (decrease) in net assets resulting from operations	3,336	2,070	3,736	2,472

Policy Transactions:
Policyowners’ net payments	503	57	391	394
Policy loans, surrenders and death benefits	(596)	(1,076)	(1,163)	(801)
Mortality and other (net)	(606)	(557)	(456)	(449)
Transfers from other divisions or sponsor	959	1,055	678	1,210
Transfers to other divisions or sponsor	(1,128)	(1,700)	(2,011)	(360)
Net increase (decrease) in net assets resulting from contract transactions	(868)	(2,221)	(2,561)	(6)

Net increase (decrease) in net assets	2,468	(151)	1,175	2,466

Net Assets:
Beginning of period	23,618	23,769	23,858	21,392
End of period	$26,086	$23,618	$25,033	$23,858

Units issued during the period	648	563	450	721
Units redeemed during the period	(730)	(1,696)	(960)	(748)

Net units issued (redeemed) during period	(82)	(1,133)	(510)	(27)

	LifePoints Equity Aggressive Strategy Division
	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income (loss)	$402	$236
Net realized gains (losses)	427	(51)
Net change in unrealized appreciation/(depreciation)	1,399	1,254
Net increase (decrease) in net assets resulting from operations	2,228	1,439

Policy Transactions:
Policyowners’ net payments	249	299
Policy loans, surrenders and death benefits	(756)	(469)
Mortality and other (net)	(179)	(172)
Transfers from other divisions or sponsor	438	444
Transfers to other divisions or sponsor	(465)	(542)
Net increase (decrease) in net assets resulting from contract transactions	(713)	(440)

Net increase (decrease) in net assets	1,515	999

Net Assets:
Beginning of period	12,547	11,548
End of period	$14,062	$12,547

Units issued during the period	278	444
Units redeemed during the period	(499)	(584)

Net units issued (redeemed) during period	(221)	(140)

The Accompanying Notes are an Integral Part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Northwestern Mutual Variable Life Account (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Columbia Funds Variable Insurance Trust, Credit Suisse Trust, Fidelity Variable Insurance Products Fund, John Hancock Variable Insurance Trust, Neuberger Berman Advisers Management Trust, and Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the Account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

New sales of the Policies which invest in the Account were discontinued for Variable CompLife, Variable Executive Life, and Variable Joint Life policies in 2008; Variable Life was discontinued in 1995. However, premium payments made by policyowners existing at that date will continue to be recorded by the Account.

The following Division names changed in 2025:

Former Name	New Name	Effective Date
Inflation Protection Division	Inflation Managed Division	September 15, 2025
Balanced Division	Active/Passive Balanced Division	July 1, 2025
Asset Allocation Division	Active/Passive Moderate Division	July 1, 2025
AMT Sustainable Equity Division	AMT Quality Equity Division	July 28, 2025
LifePoints Growth Strategy Division	LifePoints Aggressive Strategy Division	May 1, 2025
LifePoints Equity Growth Strategy Division	LifePoints Equity Aggressive Strategy Division	May 1, 2025

2.	Significant Accounting Policies

A.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

B.

Investment Valuation – Shares of the Funds are valued at each Fund’s offering and redemption prices per share. As of December 31, 2025, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurements and Disclosure Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). All changes in fair value are recorded as change in unrealized appreciation/ (depreciation) of investments during the period in the statements of operations of the applicable Division.

NOTES TO FINANCIAL STATEMENTS

C.

Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are reinvested in additional shares of the respective portfolios of the Funds and are recorded on the ex–date of the dividends. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any policy dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

D.	Due to Participants – Upon notification of death of the policyowner, a liability is recorded and is included in Due to Participants in the accompanying financial statements.

E.

Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. The Policies provide that a charge for taxes may be made against the assets of the Account. Currently, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of 0.05% of the Account’s net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Currently, for Variable CompLife policies issued on or after October 11, 1995, Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

F.

Premium Payments – For Variable Life and Variable CompLife policies, the Account is credited for the policyowners’ net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual’s equity represents any unpaid portion of net annual premiums.

G.

Segment Reporting – Collectively, the Variable Insurance Product Underlying Funds Committee and Vice President of Insurance Solutions of Northwestern Mutual, act as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about resource allocation. The CODM periodically reviews information regarding each Division’s net assets, net cash flows, and total return. The CODM has determined that each Division is a single operating segment based on the fact that the CODM monitors the operating results of each Division as a whole. The financial information provided to and reviewed by the CODM is consistent with that presented within each Division’s Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2025 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division	$31,891	$68,966
Focused Appreciation Division	82,258	58,916
Large Cap Core Stock Division	86,647	33,616
Large Cap Blend Division	5,680	8,416
Index 500 Stock Division	183,756	186,397
Large Company Value Division	8,160	6,092
Domestic Equity Division	29,758	18,582
Equity Income Division	28,221	15,881
Mid Cap Growth Stock Division	115,740	40,042

NOTES TO FINANCIAL STATEMENTS

Fund Name	Purchases	Sales
Index 400 Stock Division	$50,776	$35,682
Mid Cap Value Division	12,080	9,664
Small Cap Growth Stock Division	26,519	27,195
Index 600 Stock Division	12,785	11,052
Small Cap Value Division	27,811	18,291
International Growth Division	15,547	16,945
Research International Core Division	12,224	13,033
International Equity Division	45,556	44,441
Emerging Markets Equity Division	7,916	10,721
Government Money Market Division	57,708	53,704
Short-Term Bond Division	15,568	8,349
Select Bond Division	31,984	29,018
Long-Term U.S. Government Bond Division	7,499	6,551
Inflation Managed Division	5,371	4,056
High Yield Bond Division	13,838	14,121
Multi-Sector Bond Division	18,340	9,060
Active/Passive Conservative Division	1,520	346
Active/Passive Balanced Division	46,764	33,374
Active/Passive Moderate Division	13,293	6,204
Active/Passive Aggressive Division	4,469	14
Active/Passive Very Aggressive Division	7,008	111
Growth Division	10,504	342
Global Growth Division	7,393	104
New World Division	5,491	52
The Bond Division of America	2,357	40
Capital World Bond Division	307	1
American High-Income Trust Division	442	1
International Index V.I. Division	5,154	76
Total Return V.I. Division	3,299	248
CVP Small Cap Value Division	614	96
Credit Suisse Trust Commodity Return Strategy Division	6,888	4,540
Fidelity VIP Mid Cap Division	36,743	22,035
Fidelity VIP Contrafund Division	37,971	20,940
Fidelity VIP Value Strategies Division	494	31
Fidelity VIP Healthcare Division	357	26
Fidelity VIP Technology Division	11,479	645
Fidelity VIP Bond Index Division	2,709	408
Disciplined Value International Trust Division	2,171	77
Real Estate Securities Trust Division	2,307	32
Strategic Income Opportunities Trust Division	50	-
AMT Quality Equity Division	3,939	3,437
U.S. Strategic Equity Division	39,240	27,172
U.S. Small Cap Equity Division	8,095	12,175
Global Real Estate Securities Division	12,136	13,542
International Developed Markets Division	19,412	13,257
Strategic Bond Division	7,119	7,396
LifePoints Moderate Strategy Division	833	1,897
LifePoints Balanced Strategy Division	3,129	2,176
LifePoints Aggressive Strategy Division	2,921	3,684
LifePoints Equity Aggressive Strategy Division	1,433	1,428

NOTES TO FINANCIAL STATEMENTS

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is paid to Northwestern Mutual. Mortality risk is the risk that insureds may not live as long as estimated. Expense risk is the risk that expenses of issuing and administering the Policies may exceed the estimated costs.

For Variable Life and Variable CompLife policies, the deduction is determined daily at an annual rate of 0.50% and 0.45%, respectively, of the net assets of the Account. These charges are reflected as a reduction in invested assets and are included in Mortality and expense risk charges on the statements of operations.

A deduction for the mortality and expense risks for Variable Executive Life policies is determined monthly at an annual rate of 0.48% of the amount invested in the Account for the Policy for the first ten Policy years, and 0.05% thereafter for policies with the Cash Value Amendment, or 0.03% thereafter for the policies without the Cash Value Amendment.

A deduction for the mortality and expense risks for Variable Joint Life policies is determined monthly at an annual rate of 0.00% of the amount invested in the Account. Additional Variable Joint Life mortality and expense risks deductions are determined annually and are paid to Northwestern Mutual for the first ten Policy years based on the age of the insured individuals at the time the policy was issued.

Additional mortality costs are deducted from the Policies annually for Variable Life and Variable CompLife policies, and monthly for Variable Executive Life and Variable Joint Life policies and are paid to Northwestern Mutual to cover the cost of providing insurance protection. For Variable Life and Variable CompLife policies, this cost is actuarially calculated based upon the insured’s age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy. For Variable Executive Life and Variable Joint Life policies, the cost reflects expected mortality costs based upon actual experience.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed minimum death benefit.

For Variable Life policies, a sales load of no more than 30.00% of the basic premium is deducted for the first policy year, not more than 10.00% for the next three years, and not more than 7.00% each year thereafter. There is an annual deduction of $35 from premiums for administrative costs to maintain the policy for Whole Life and Extra Ordinary Life Policies and $150 for single premium life policies. Premium taxes vary from state to state and currently range from 0.00% to 3.60% of life insurance premiums. There is a deduction of 1.50% of each basic premium to compensate for the risk charge for the guaranteed minimum death benefit.

For Variable CompLife policies, a sales load is deducted for of 4.50% for sales costs from each premium. An annual charge of $60 is deducted from premiums each year for administrative costs to maintain the policy. Premium taxes vary from state to state and currently range from 0.00% to 3.60% of life insurance premiums. An annual charge of $0.12 per $1,000 of minimum guaranteed death benefit is deducted from premiums each year to compensate for the risk charge for the guaranteed minimum death benefit.

For Variable Executive Life policies, a sales load of 15.00% is deducted from each premium up to the target premium paid during the first Policy Year, which may be waived. A sales load of 6.80% is deducted up to the target premium paid during each of policy Years 2-6, and 3.00% is deducted from each premium thereafter. There is a monthly charge of between $8 and $15 for the administrative costs to maintain the policy. Premium taxes vary from state to state and currently range from 0.0% to 3.6% of life insurance premiums. A mortality and expense risk charge equal to an annual rate of 0.90% (0.07500% monthly rate) of the policy value, less any policy debt, is charged to the policy.

NOTES TO FINANCIAL STATEMENTS

For Variable Joint Life policies, a sales load of 6.40% of the premiums up to the target premium paid is deducted for the first ten policy years, then 2.40% thereafter. There is a monthly policy charge of no more than $8 monthly for administrative expenses to maintain the policy. Premium taxes vary from state to state and currently range from 0.00% to 3.60% of life insurance premiums. A mortality and expense risk charge is deducted from each policy in two components: (1) the Invested Assets Component, in which the current annual rate is 0.12% of the policy value, less any Policy Debt, and (2) the specified amount component, which ranges from $0.003 to $0.14 (monthly) per $1,000 of the initial specified amount.

Mortality and expense risks deductions for Variable Executive Life and Variable Joint Life policies, as well as the noted additional mortality costs and other deductions for each of the products are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

5.	Subsequent Events

Effective April 1, 2026, the name of the Credit Suisse Trust Commodity Return Strategy Division was changed to the Cantor Fitzgerald Commodity Return Strategy Division.

6.	Financial Highlights

The following is a summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each contract that had outstanding units as of and for the period ended December 31, 2025. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:					For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio(1)
Growth Stock Division
2025	56,085	$18.967911	to	$229.686303	$998,296	0.09%	0.00% to 0.55%	18.75%	to	19.40	%
2024	59,174	15.972870	to	192.362205	886,537	0.10	0.00 to 0.55	37.07	to	37.82
2023	62,289	11.653448	to	139.569955	679,203	0.04	0.00 to 0.55	48.88	to	49.69
2022	64,650	7.827614	to	93.238655	473,553	0.00 (2)	0.00 to 0.55	(39.03)	to	(38.70)
2021	66,254	12.839027	to	152.095850	795,331	0.00	0.00 to 0.55	16.03	to	16.67
Focused Appreciation Division
2025	24,929	$16.070780	to	$182.715018	$475,031	0.00%	0.00% to 0.55%	14.28%	to	14.91	%
2024	27,108	14.062677	to	159.010652	449,696	0.00	0.00 to 0.55	33.69	to	34.43
2023	28,055	10.519172	to	118.287914	349,208	0.00	0.00 to 0.55	50.17	to	50.99
2022	28,008	7.004803	to	78.340181	233,133	0.01	0.00 to 0.55	(28.22)	to	(27.83)
2021	27,874	9.758805	to	108.543824	325,573	0.16	0.00 to 0.55	18.25	to	18.90
Large Cap Core Stock Division
2025	46,348	$12.054976	to	$145.980943	$549,315	0.60%	0.00% to 0.55%	15.95%	to	16.59	%
2024	48,299	10.396854	to	125.213871	494,212	0.69	0.00 to 0.55	21.48	to	22.16
2023	50,950	8.558326	to	102.503654	426,862	1.02	0.00 to 0.55	25.10	to	25.78
2022	53,054	6.841252	to	81.491845	355,131	0.88	0.00 to 0.55	(19.32)	to	(18.88)
2021	54,107	8.479834	to	100.458713	450,424	0.80	0.00 to 0.55	24.42	to	25.10
Large Cap Blend Division
2025	4,248	$4.477615	to	$40.799051	$22,054	0.54%	0.00% to 0.55%	13.72%	to	14.34	%
2024	5,529	3.937533	to	35.681932	24,645	0.92	0.00 to 0.55	23.18	to	23.86
2023	4,550	3.196544	to	28.807476	16,033	0.83	0.00 to 0.55	19.95	to	20.61
2022	4,634	2.664865	to	23.885115	13,499	0.63	0.00 to 0.55	(14.25)	to	(13.78)
2021	4,736	3.107596	to	27.701179	16,050	0.66	0.00 to 0.55	17.81	to	18.46
Index 500 Stock Division
2025	150,616	$55.949193	to	$408.698720	$3,066,946	1.05%	0.00% to 0.55%	17.00%	to	17.64	%
2024	157,443	47.820693	to	347.412989	2,729,533	1.19	0.00 to 0.55	24.06	to	24.75
2023	162,348	38.545433	to	278.486027	2,271,641	1.34	0.00 to 0.55	25.36	to	26.04
2022	167,629	30.748312	to	220.942531	1,870,369	1.25	0.00 to 0.55	(18.73)	to	(18.28)
2021	170,564	37.834513	to	270.376034	2,339,036	1.22	0.00 to 0.55	27.75	to	28.45
Large Company Value Division
2025	8,709	$3.677652	to	$32.973091	$35,894	2.30%	0.00% to 0.55%	13.95%	to	14.58	%
2024	8,732	3.227452	to	28.778577	31,899	1.81	0.00 to 0.55	10.08	to	10.69
2023	9,039	2.931826	to	25.998412	30,273	3.37	0.00 to 0.55	3.23	to	3.80
2022	9,382	2.840011	to	25.046912	30,764	3.24	0.00 to 0.55	(0.88)	to	(0.34)
2021	7,786	2.865247	to	25.131615	25,883	1.13	0.00 to 0.55	21.25	to	21.92
Domestic Equity Division
2025	44,902	$4.661205	to	$53.649511	$245,297	1.87%	0.00% to 0.55%	13.81%	to	14.43	%
2024	47,519	4.095701	to	46.883092	227,867	1.91	0.00 to 0.55	6.48	to	7.07
2023	50,794	3.846497	to	43.787653	228,018	1.88	0.00 to 0.55	3.15	to	3.71
2022	54,227	3.729067	to	42.219400	235,740	1.69	0.00 to 0.55	(3.52)	to	(2.99)
2021	55,120	3.864939	to	43.518946	248,417	1.81	0.00 to 0.55	22.04	to	22.71
Equity Income Division
2025	24,897	$6.155737	to	$69.988153	$180,446	1.90%	0.00% to 0.55%	13.85%	to	14.48	%
2024	25,746	5.406850	to	61.137682	164,219	2.10	0.00 to 0.55	11.26	to	11.88
2023	27,369	4.859706	to	54.647956	156,271	2.43	0.00 to 0.55	9.09	to	9.68
2022	28,791	4.454905	to	49.822897	151,849	2.03	0.00 to 0.55	(3.75)	to	(3.22)
2021	28,790	4.628356	to	51.480302	157,227	2.06	0.00 to 0.55	25.01	to	25.70

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Ratio is less than 0.005%.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:					For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio(1)
Mid Cap Growth Stock Division
2025	70,222	$9.562468	to	$219.337178	$623,995	0.00%	0.00% to 0.55%	7.73%	to	8.32	%
2024	73,292	8.876336	to	202.486497	604,100	0.09	0.00 to 0.55	7.61	to	8.21
2023	76,810	8.248654	to	187.130343	587,750	0.24	0.00 to 0.55	14.33	to	14.96
2022	79,592	7.214856	to	162.785136	533,506	0.15	0.00 to 0.55	(24.18)	to	(23.77)
2021	81,344	9.516218	to	213.536458	718,962	0.15	0.00 to 0.55	9.58	to	10.18
Index 400 Stock Division
2025	47,866	$9.323069	to	$114.873856	$509,921	1.20%	0.00% to 0.55%	6.65%	to	7.24	%
2024	49,892	8.741806	to	107.123025	497,713	1.22	0.00 to 0.55	13.01	to	13.63
2023	52,231	7.735527	to	94.269524	460,526	1.30	0.00 to 0.55	15.58	to	16.21
2022	54,077	6.692807	to	81.117713	411,869	1.09	0.00 to 0.55	(13.78)	to	(13.31)
2021	54,702	7.762620	to	93.570328	484,508	0.91	0.00 to 0.55	23.78	to	24.46
Mid Cap Value Division
2025	11,696	$6.767067	to	$76.939667	$89,618	2.44%	0.00% to 0.55%	8.56%	to	9.16	%
2024	12,395	6.233268	to	70.483078	87,490	1.99	0.00 to 0.55	8.05	to	8.65
2023	13,406	5.768626	to	64.869457	87,850	2.35	0.00 to 0.55	5.68	to	6.26
2022	14,004	5.458453	to	61.046817	87,495	1.90	0.00 to 0.55	(1.69)	to	(1.15)
2021	13,753	5.552247	to	61.756931	86,629	1.15	0.00 to 0.55	22.60	to	23.27
Small Cap Growth Stock Division
2025	40,923	$7.865137	to	$111.059508	$360,381	0.00%	0.00% to 0.55%	6.34%	to	6.93	%
2024	42,918	7.395913	to	103.862828	356,298	0.36	0.00 to 0.55	12.55	to	13.18
2023	44,978	6.570958	to	91.769113	332,070	0.03	0.00 to 0.55	17.71	to	18.36
2022	47,015	5.582266	to	77.536313	293,207	0.00	0.00 to 0.55	(28.88)	to	(28.49)
2021	47,947	7.849088	to	108.425869	420,423	0.02	0.00 to 0.55	3.54	to	4.11
Index 600 Stock Division
2025	20,358	$3.596764	to	$42.598863	$85,336	1.18%	0.00% to 0.55%	5.20%	to	5.78	%
2024	21,155	3.418943	to	40.271432	84,028	1.19	0.00 to 0.55	7.83	to	8.43
2023	21,550	3.170675	to	37.141211	79,131	1.06	0.00 to 0.55	15.13	to	15.76
2022	21,263	2.753992	to	32.084276	67,300	0.99	0.00 to 0.55	(16.82)	to	(16.37)
2021	20,381	3.311029	to	38.363170	77,623	0.76	0.00 to 0.55	25.53	to	26.22
Small Cap Value Division
2025	28,345	$6.727738	to	$77.434521	$220,562	0.77%	0.00% to 0.55%	6.82%	to	7.41	%
2024	29,952	6.297927	to	72.091245	217,946	0.75	0.00 to 0.55	9.75	to	10.36
2023	32,239	5.738432	to	65.324744	212,605	0.52	0.00 to 0.55	13.23	to	13.85
2022	34,321	5.067950	to	57.377496	198,716	0.26	0.00 to 0.55	(18.98)	to	(18.53)
2021	34,651	6.255114	to	70.431381	247,818	0.39	0.00 to 0.55	22.33	to	23.00
International Growth Division
2025	37,332	$3.985944	to	$45.877239	$170,467	0.89%	0.00% to 0.55%	18.05%	to	18.70	%
2024	39,053	3.376357	to	38.648665	151,532	0.87	0.00 to 0.55	4.72	to	5.30
2023	39,848	3.224249	to	36.704176	147,503	0.86	0.00 to 0.55	20.11	to	20.77
2022	40,511	2.684474	to	30.392880	125,440	0.56	0.00 to 0.55	(23.55)	to	(23.13)
2021	41,010	3.511517	to	39.539175	166,146	0.53	0.00 to 0.55	15.28	to	15.92
Research International Core Division
2025	39,416	$2.108973	to	$21.416615	$94,323	1.79%	0.00% to 0.55%	22.31%	to	22.98	%
2024	40,007	1.724339	to	17.414904	79,880	1.82	0.00 to 0.55	2.68	to	3.25
2023	38,461	1.679302	to	16.866535	74,587	1.71	0.00 to 0.55	12.33	to	12.95
2022	37,356	1.494954	to	14.933069	64,675	2.20	0.00 to 0.55	(17.61)	to	(17.16)
2021	36,412	1.814544	to	18.026460	76,412	1.14	0.00 to 0.55	11.46	to	12.07

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:					For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio(1)
International Equity Division
2025	109,116	$6.133897	to	$9.223653	$721,456	2.61%	0.00% to 0.55%	37.59%	to	38.35	%
2024	112,351	4.457956	to	6.666887	540,451	2.84	0.00 to 0.55	3.37	to	3.94
2023	117,302	4.312782	to	6.414223	544,308	3.03	0.00 to 0.55	15.46	to	16.09
2022	119,977	3.735397	to	5.525225	481,121	2.40	0.00 to 0.55	(7.34)	to	(6.83)
2021	120,120	4.031279	to	5.930327	520,067	2.32	0.00 to 0.55	4.43	to	5.00
Emerging Markets Equity Division
2025	63,084	$1.368858	to	$17.372625	$99,841	1.18%	0.00% to 0.55%	33.46%	to	34.19	%
2024	65,077	1.025678	to	12.946145	77,605	1.50	0.00 to 0.55	3.45	to	4.02
2023	65,096	0.991457	to	12.445253	74,706	2.15	0.00 to 0.55	6.33	to	6.91
2022	64,249	0.932471	to	11.640958	69,449	1.22	0.00 to 0.55	(25.69)	to	(25.28)
2021	62,889	1.254760	to	15.578805	90,840	0.51	0.00 to 0.55	(5.07)	to	(4.55)
Government Money Market Division
2025	78,604	$3.180982	to	$50.470550	$175,153	3.94%	0.00% to 0.55%	3.46%	to	4.03	%
2024	80,036	3.074576	to	48.515467	170,292	4.90	0.00 to 0.55	4.41	to	4.99
2023	89,421	2.944592	to	46.208287	183,980	4.72	0.00 to 0.55	4.26	to	4.84
2022	93,405	2.824155	to	44.076838	184,703	1.37	0.00 to 0.55	0.81	to	1.36
2021	90,464	2.801414	to	43.483468	172,031	0.00 (2)	0.00 to 0.55	(0.54)	to	0.01
Short-Term Bond Division
2025	28,922	$1.209342	to	$15.556454	$42,303	4.09%	0.00% to 0.55%	5.12% %	to	5.70	%
2024	24,271	1.150447	to	14.717839	34,523	3.35	0.00 to 0.55	4.46	to	5.04
2023	25,210	1.101365	to	14.012154	34,918	2.02	0.00 to 0.55	4.69	to	5.26
2022	24,731	1.052044	to	13.311816	33,476	1.43	0.00 to 0.55	(5.04)	to	(4.52)
2021	22,420	1.107840	to	13.941366	32,053	1.76	0.00 to 0.55	(0.64)	to	(0.10)
Select Bond Division
2025	72,461	$9.288930	to	$265.496176	$292,498	4.43%	0.00% to 0.55%	6.86%	to	7.45	%
2024	74,829	8.692696	to	247.096448	281,700	3.95	0.00 to 0.55	1.20	to	1.76
2023	74,033	8.589407	to	242.814128	272,150	2.62	0.00 to 0.55	5.61	to	6.19
2022	73,298	8.133171	to	228.662825	252,739	1.73	0.00 to 0.55	(13.80)	to	(13.33)
2021	73,511	9.435722	to	263.835613	291,624	2.09	0.00 to 0.55	(2.12)	to	(1.59)
Long-Term U.S. Government Bond Division
2025	13,438	$1.244199	to	$18.547941	$23,251	3.33%	0.00% to 0.55%	5.57%	to	6.15	%
2024	12,212	1.178514	to	17.472664	21,796	3.20	0.00 to 0.55	(6.30)	to	(5.78)
2023	11,414	1.257762	to	18.544732	22,367	2.34	0.00 to 0.55	2.76	to	3.33
2022	9,492	1.223947	to	17.947739	13,115	1.69	0.00 to 0.55	(29.91)	to	(29.53)
2021	8,535	1.746351	to	25.468271	16,847	0.92	0.00 to 0.55	(5.89)	to	(5.37)
Inflation Managed Division
2025	9,858	$1.290343	to	$17.950803	$16,101	4.50%	0.00% to 0.55%	5.93%	to	6.51	%
2024	9,459	1.218140	to	16.853807	14,511	3.08	0.00 to 0.55	1.40	to	1.96
2023	11,348	1.201306	to	16.529226	16,455	4.74	0.00 to 0.55	3.33	to	3.90
2022	12,627	1.162595	to	15.909250	18,178	3.25	0.00 to 0.55	(13.44)	to	(12.96)
2021	14,019	1.343082	to	18.278682	23,159	0.99	0.00 to 0.55	6.02	to	6.61
High Yield Bond Division
2025	19,971	$6.387366	to	$77.343202	$125,659	6.02%	0.00% to 0.55%	7.90%	to	8.49	%
2024	21,093	5.919763	to	71.289348	123,250	6.49	0.00 to 0.55	5.80	to	6.38
2023	21,697	5.595330	to	67.010934	120,214	5.71	0.00 to 0.55	12.62	to	13.24
2022	21,825	4.968157	to	59.175445	107,706	5.65	0.00 to 0.55	(11.82)	to	(11.33)
2021	22,334	5.633858	to	66.738383	128,128	5.20	0.00 to 0.55	4.73	to	5.31

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Ratio is less than 0.005%.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:					For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio			Net Assets (000’s)	Dividend Income as a % of Average Net Assets		Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio(1)
Multi-Sector Bond Division
2025	40,025	$1.675386	to	$24.358729	$77,444	5.48%		0.00% to 0.55%	9.40%	to	10.00	%
2024	36,646	1.531387	to	22.143446	65,367	5.18		0.00 to 0.55	5.83	to	6.42
2023	33,680	1.446980	to	20.807544	56,912	2.52		0.00 to 0.55	9.11	to	9.71
2022	33,764	1.326168	to	18.966369	52,594	4.03		0.00 to 0.55	(15.85)	to	(15.39)
2021	34,042	1.576006	to	22.416380	63,639	2.13		0.00 to 0.55	(0.62)	to	(0.08)
Active/Passive Conservative Division
2025*	368	$1.044963	to	$1.045519	$1,141	11.30	%**	0.45% to 0.55%	4.42%	to	4.47	%
Active/Passive Balanced Division
2025	39,936	$19.178707	to	$349.400146	$458,802	2.88%		0.00% to 0.55%	11.58%	to	12.19	%
2024	40,422	17.188124	to	311.423909	418,152	2.16		0.00 to 0.55	6.83	to	7.43
2023	42,024	16.088762	to	289.897985	407,475	2.04		0.00 to 0.55	12.45	to	13.07
2022	43,100	14.307003	to	256.387829	377,111	3.76		0.00 to 0.55	(14.60)	to	(14.14)
2021	43,559	16.753778	to	298.595878	450,231	2.46		0.00 to 0.55	6.97	to	7.56
Active/Passive Moderate Division
2025	14,432	$3.903370	to	$44.925643	$75,892	2.45%		0.00% to 0.55%	13.84%	to	14.46	%
2024	14,186	3.428877	to	39.248830	63,057	1.95		0.00 to 0.55	9.11	to	9.72
2023	14,893	3.142558	to	35.773230	58,702	2.00		0.00 to 0.55	14.61	to	15.24
2022	15,522	2.742019	to	31.043666	54,211	2.85		0.00 to 0.55	(15.30)	to	(14.83)
2021	16,048	3.237250	to	36.450275	65,833	2.20		0.00 to 0.55	9.85	to	10.45
Active/Passive Aggressive Division
2025*	3,101	$1.078993	to	$1.082205	$4,472	5.94	%**	0.00% to 0.55%	7.60%	to	7.90	%
Active/Passive Very Aggressive Division
2025*	5,949	$1.094827	to	$1.095416	$6,864	5.83	%**	0.45% to 0.55%	9.18%	to	9.23	%
Growth Division
2025*	7,574	$1.129747	to	$1.133110	$10,484	0.00	%**	0.00% to 0.55%	10.15%	to	10.45	%
Global Growth Division
2025*	5,709	$1.125171	to	$1.128521	$7,576	3.03	%**	0.00% to 0.55%	9.52%	to	9.83	%

* For the period July 1, 2025 (commencement of operations) to December 31, 2025.

**Computed on an annualized basis.

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:					For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio			Net Assets (000’s)	Dividend Income as a % of Average Net Assets		Expense Ratio, Lowest to Highest (1)			Total Return Corresponding to Lowest to Highest Expense Ratio(1)
New World Division
2025*	4,841	$1.133400	to	$1.136777	$5,696	2.98	%**	0.00%	to	0.55%	10.89%	to	11.20%
The Bond Division of America
2025*	1,795	$1.041584	to	$1.042150	$2,255	12.10	%**	0.45%	to	0.55%	2.75%	to	2.81%
Capital World Bond Division
2025*	294	$1.022778	to	$1.022778	$301	12.95	%**	0.45%	to	0.45%	0.42%	to	0.42%
American High-Income Trust Division
2025*	217	$1.052916	to	$1.053489	$429	18.47	%**	0.45%	to	0.55%	3.64%	to	3.69%
International Index V.I. Division
2025*	4,426	$1.106014	to	$1.109302	$5,248	8.41	%**	0.00%	to	0.55%	9.10%	to	9.40%
Total Return V.I. Division
2025*	2,909	$1.048526	to	$1.051083	$3,051	2.55	%**	0.00%	to	0.45%	3.36%	to	3.59%
CVP Small Cap Value Division
2025*	349	$1.183520	to	$1.184155	$531	0.02	%**	0.45%	to	0.55%	14.42%	to	14.48%
Credit Suisse Trust Commodity Return Strategy Division
2025	5,077	$7.716443	to	$7.856578	$41,560	4.25%		0.00%	to	0.55%	15.05%	to	15.68%
2024	4,943	6.670393	to	6.828843	35,231	3.15		0.00	to	0.55	4.54	to	5.12
2023	5,172	6.345301	to	6.532032	35,339	21.29		0.00	to	0.55	(9.39)	to	(8.90)
2022	5,548	6.964941	to	7.209247	42,447	15.73		0.00	to	0.55	15.71	to	16.34
2021	5,500	5.986523	to	6.230477	35,842	5.48		0.00	to	0.55	27.79	to	28.49

* For the period July 1, 2025 (commencement of operations) to December 31, 2025.

** Computed on an annualized basis.

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as a			Total Return
	Units	Unit Value, Corresponding to				% of			Corresponding to
	Outstanding	Lowest to Highest Expense			Net Assets	Average Net		Expense Ratio,	Lowest to Highest
	(000’s)	Ratio			(000’s)	Assets		Lowest to Highest (1)	Expense Ratio(1)
Fidelity VIP Mid Cap Division
2025	21,720	$10.026741	to	$114.000450	$254,559	0.43%		0.00% to 0.55%	11.14	%	to	11.75	%
2024	23,044	9.021565	to	102.011340	241,067	0.54		0.00 to 0.55	16.84		to	17.49
2023	24,386	7.720982	to	86.823851	217,797	0.60		0.00 to 0.55	14.45		to	15.08
2022	25,398	6.746264	to	75.449401	198,105	0.51		0.00 to 0.55	(15.21)		to	(14.74)
2021	25,885	7.956345	to	88.496791	238,938	0.62		0.00 to 0.55	24.92		to	25.60
Fidelity VIP Contrafund Division
2025	20,551	$6.237300	to	$71.987452	$149,766	0.14%		0.00% to 0.55%	20.82	%	to	21.48	%
2024	21,041	5.162599	to	59.258452	127,963	0.20		0.00 to 0.55	33.05		to	33.79
2023	19,358	3.880079	to	44.291798	89,209	0.50		0.00 to 0.55	32.72		to	33.45
2022	19,314	2.923417	to	33.189569	68,137	0.51		0.00 to 0.55	(26.72)		to	(26.31)
2021	20,055	3.989119	to	45.041088	96,024	0.06		0.00 to 0.55	27.14		to	27.83
Fidelity VIP Value Strategies Division
2025*	370	$1.129020	to	$1.132373	$467	6.75	%**	0.00% to 0.55%	8.73	%	to	9.03	%
Fidelity VIP Healthcare Division
2025*	253	$1.210798	to	$1.211450	$346	1.41	%**	0.45% to 0.55%	18.34	%	to	18.40	%
Fidelity VIP Technology Division
2025*	8,020	$1.185648	to	$1.189176	$11,061	0.00	%**	0.00% to 0.55%	15.82	%	to	16.14	%
Fidelity VIP Bond Index Division
2025*	2,140	$1.034619	to	$1.037700	$2,249	10.70	%**	0.00% to 0.55%	2.75	%	to	3.03	%
Disciplined Value International Trust Division
2025*	1,571	$1.130839	to	$1.134203	$2,139	1.73	%**	0.00% to 0.55%	11.30	%	to	11.61	%
Real Estate Securities Trust Division
2025*	2,189	$1.019884	to	$1.022922	$2,267	4.13	%**	0.00% to 0.55%	2.22	%	to	2.50	%

* For the period July 1, 2025 (commencement of operations) to December 31, 2025.

* * Computed on an annualized basis.

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as a		Total Return
	Units	Unit Value, Corresponding to				% of		Corresponding to
	Outstanding	Lowest to Highest Expense			Net Assets	Average Net	Expense Ratio,	Lowest to Highest
	(000’s)	Ratio			(000’s)	Assets	Lowest to Highest (1)	Expense Ratio(1)
Strategic Income Opportunities Trust Division
2025*	38	$1.041331	to	$1.041900	$49	14.67%**	0.45% to 0.55%	2.97	%	to	3.02		%
AMT Quality Equity Division
2025	2,569	$4.771715	to	$54.693942	$15,028	0.00%	0.00% to 0.55%	13.12	%	to	13.74		%
2024	2,522	4.218285	to	48.086216	13,550	0.23	0.00 to 0.55	25.15		to	25.84
2023	2,176	3.370594	to	38.211229	9,206	0.34	0.00 to 0.55	26.21		to	26.90
2022	2,285	2.670689	to	30.111716	7,724	0.44	0.00 to 0.55	(18.91)		to	(18.47)
2021	2,292	3.293546	to	36.931533	9,521	0.39	0.00 to 0.55	22.80		to	23.48
U.S. Strategic Equity Division
2025	61,676	$4.911144	to	$59.063921	$353,939	0.69%	0.00% to 0.55%	13.81	%	to	14.43		%
2024	65,458	4.315270	to	51.614127	328,761	0.92	0.00 to 0.55	19.84		to	20.50
2023	70,851	3.600886	to	42.832166	295,829	0.79	0.00 to 0.55	25.60		to	26.29
2022	74,360	2.866857	to	33.915304	246,238	0.60	0.00 to 0.55	(21.29)		to	(20.86)
2021	75,818	3.642281	to	42.853358	319,074	0.56	0.00 to 0.55	19.74		to	20.40
U.S. Small Cap Equity Division
2025	22,598	$4.824943	to	$59.517751	$124,585	0.70%	0.00% to 0.55%	7.75	%	to	8.34		%
2024	24,256	4.477902	to	54.934915	124,101	1.57	0.00 to 0.55	7.93		to	8.53
2023	26,119	4.148833	to	50.617177	123,344	0.69	0.00 to 0.55	12.99		to	13.61
2022	27,046	3.671945	to	44.554659	112,899	0.19	0.00 to 0.55	(16.41)		to	(15.96)
2021	27,419	4.393055	to	53.013410	137,227	0.25	0.00 to 0.55	25.10		to	25.79
Global Real Estate Securities Division
2025	25,651	$5.527822	to	$63.592642	$162,576	4.23%	0.00% to 0.55%	8.00	%	to	8.59		%
2024	26,817	5.118352	to	58.560099	157,583	2.28	0.00 to 0.55	0.86		to	1.42
2023	27,979	5.074852	to	57.742240	162,824	1.79	0.00 to 0.55	9.95		to	10.55
2022	28,992	4.615765	to	52.232355	153,381	1.27	0.00 to 0.55	(27.17)		to	(26.77)
2021	28,990	6.337554	to	71.324137	210,147	4.86	0.00 to 0.55	26.50		to	27.19
International Developed Markets Division
2025	47,127	$3.083270	to	$36.225708	$170,688	1.92%	0.00% to 0.55%	27.93	%	to	28.64		%
2024	48,794	2.410043	to	28.161237	138,412	2.90	0.00 to 0.55	2.21		to	2.78
2023	52,265	2.357956	to	27.400732	144,517	1.29	0.00 to 0.55	15.63		to	16.26
2022	53,273	2.039241	to	23.567997	127,065	0.00	0.00 to 0.55	(13.52)		to	(13.04)
2021	53,017	2.358013	to	27.103303	145,982	2.54	0.00 to 0.55	12.04		to	12.66
Strategic Bond Division
2025	24,887	$2.405119	to	$27.705348	$79,530	4.53%	0.00% to 0.55%	6.77	%	to	7.35		%
2024	25,795	2.252677	to	25.807502	77,790	4.80	0.00 to 0.55	0.27		to	0.83
2023	26,884	2.246570	to	25.595678	79,897	2.89	0.00 to 0.55	3.45		to	4.02
2022	27,307	2.171697	to	24.607660	77,588	2.44	0.00 to 0.55	(14.75)		to	(14.28)
2021	27,240	2.547312	to	28.706174	90,877	0.91	0.00 to 0.55	(2.36)		to	(1.82)
LifePoints Moderate Strategy Division
2025	2,547	$1.780316	to	$22.894820	$6,643	4.23%	0.00% to 0.55%	11.62	%	to	12.24	$	%
2024	2,669	1.594915	to	20.398355	7,208	3.47	0.00 to 0.55	5.90		to	6.48
2023	3,182	1.506092	to	19.156108	7,830	1.55	0.00 to 0.55	10.71		to	11.32
2022	3,778	1.360366	to	17.208370	7,811	1.79	0.00 to 0.55	(16.11)		to	(15.65)
2021	4,179	1.621664	to	20.401736	10,480	4.49	0.00 to 0.55	7.64		to	8.23

* For the period July 1, 2025 (commencement of operations) to December 31, 2025.

** Computed on an annualized basis.

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as a		Total Return
	Units	Unit Value, Corresponding to				% of		Corresponding to
	Outstanding	Lowest to Highest Expense			Net Assets	Average Net	Expense Ratio,	Lowest to Highest
	(000’s)	Ratio			(000’s)	Assets	Lowest to Highest (1)	Expense Ratio(1)
LifePoints Balanced Strategy Division
2025	8,520	$2.178867	to	$26.347710	$26,086	3.80%	0.00% to 0.55%	14.33	%	to	14.96	%
2024	8,602	1.905761	to	22.919261	23,618	2.91	0.00 to 0.55	8.88		to	9.48
2023	9,735	1.750369	to	20.934448	23,769	1.40	0.00 to 0.55	13.90		to	14.52
2022	10,336	1.536796	to	18.279960	22,116	1.75	0.00 to 0.55	(16.81)		to	(16.35)
2021	10,886	1.847315	to	21.853460	28,386	4.57	0.00 to 0.55	12.42		to	13.04
LifePoints Aggressive Strategy Division
2025	7,317	$2.554436	to	$28.800587	$25,033	3.53%	0.00 % to 0.55%	16.80	%	to	17.45	%
2024	7,827	2.186927	to	24.522311	23,858	2.47	0.00 to 0.55	11.32		to	11.94
2023	7,854	1.964461	to	21.906336	21,392	0.81	0.00 to 0.55	17.32		to	17.96
2022	10,160	1.674503	to	18.571091	22,181	1.32	0.00 to 0.55	(17.66)		to	(17.20)
2021	10,220	2.033559	to	22.430026	27,370	4.75	0.00 to 0.55	16.80		to	17.44
LifePoints Equity Aggressive Strategy Division
2025	3,754	$2.744212	to	$28.245345	$14,062	3.40%	0.00% to 0.55%	17.82	%	to	18.47	%
2024	3,975	2.329163	to	23.842459	12,547	2.30	0.00 to 0.55	12.47		to	13.09
2023	4,115	2.070934	to	21.082246	11,548	0.61	0.00 to 0.55	18.87		to	19.52
2022	4,153	1.742213	to	17.639237	9,924	1.23	0.00 to 0.55	(18.13)		to	(17.68)
2021	4,062	2.128017	to	21.427646	12,068	5.29	0.00 to 0.55	18.96		to	19.61

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Policyowners of Northwestern Mutual Variable Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of Northwestern Mutual Variable Life Account indicated in the table below as of December 31, 2025, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of Northwestern Mutual Variable Life Account as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division (1)	Small Cap Growth Stock Division (1)	Inflation Managed Division (1)	The Bond Division of America (2)
Focused Appreciation Division (1)	Index 600 Stock Division (1)	High Yield Bond Division (1)	Capital World Bond Division (2)
Large Cap Core Stock Division (1)	Small Cap Value Division (1)	Multi-Sector Bond Division (1)	American High-Income Trust Division (2)
Large Cap Blend Division (1)	International Growth Division (1)	Active/Passive Conservative Division (2)	International Index V.I. Division (2)
Index 500 Stock Division (1)	Research International Core Division (1)	Active/Passive Balanced Division (1)	Total Return V.I. Division (2)
Large Company Value Division (1)	International Equity Division (1)	Active/Passive Moderate Division (1)	CVP Small Cap Value Division (2)
Domestic Equity Division (1)	Emerging Markets Equity Division (1)	Active/Passive Aggressive Division (2)	Credit Suisse Trust Commodity Return Strategy Division (1)
Equity Income Division (1)	Government Money Market Division (1)	Active/Passive Very Aggressive Division (2)	Fidelity VIP Mid Cap Division (1)
Mid Cap Growth Stock Division (1)	Short-Term Bond Division (1)	Growth Division (2)	Fidelity VIP Contrafund Division (1)
Index 400 Stock Division (1)	Select Bond Division (1)	Global Growth Division (2)	Fidelity VIP Value Strategies Division (2)
Mid Cap Value Division (1)	Long-Term U.S. Government Bond Division (1)	New World Division (2)	Fidelity VIP Healthcare Division (2)
LifePoints Moderate Strategy Division (1)	LifePoints Balanced Strategy Division (1)	LifePoints Aggressive Strategy Division (1)	LifePoints Equity Aggressive Strategy Division (1)

Fidelity VIP Technology Division (2)	Real Estate Securities Trust Division (2)	U.S. Strategic Equity Division (1)	International Developed Markets Division (1)
Fidelity VIP Bond Index Division (2)	Strategic Income Opportunities Trust Division (2)	U.S. Small Cap Equity Division (1)	Strategic Bond Division (1)
Disciplined Value International Trust Division (2)	AMT Quality Equity Division (1)	Global Real Estate Securities Division (1)
(1) Statement of operations for the year ended December 31, 2025, and statement of changes in net assets for the years ended December 31, 2025, and 2024
(2) Statement of operations for the year ended December 31, 2025, and statement of changes in net assets for the year ended December 31, 2025

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of Northwestern Mutual Variable Life Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of Northwestern Mutual Variable Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 24, 2026

We have served as the auditor of one or more of the divisions of Northwestern Mutual Variable Life Account since 1984.

The Northwestern Mutual

Life Insurance Company

Statutory Financial Statements and

Supplementary Information

December 31, 2025, 2024 and 2023

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the statements of financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 17, 2026

The Northwestern Mutual Life Insurance Company

Statutory Statements of Financial Position

(in millions)

	December 31,
	2025	2024

Assets:
Bonds	$210,008	$201,544
Mortgage loans	60,066	57,078
Policy loans	21,044	20,039
Common and preferred stocks	3,768	3,340
Real estate	2,963	2,791
Other investments	35,715	30,865
Cash and short-term investments	5,089	8,052

Total investments	338,653	323,709

Due and accrued investment income	3,126	2,898
Net deferred tax assets	3,334	2,876
Deferred premium and other assets	6,054	5,047
Admitted disallowed interest maintenance reserve	3,452	3,122
Separate account assets	44,395	40,672

Total assets	$399,014	$378,324

Liabilities and surplus:
Policy benefit reserves	$277,135	$264,219
Deposit funds	17,453	15,798
Policyowner dividends payable	9,260	8,255
Asset valuation reserve	9,184	8,350
Other liabilities	8,188	9,256
Separate account liabilities	44,395	40,672

Total liabilities	365,615	346,550

Surplus:
Surplus notes	5,496	4,491
Special surplus fund	3,452	3,122
Unassigned surplus	24,451	24,161

Total surplus	33,399	31,774

Total liabilities and surplus	$399,014	$378,324

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Operations

(in millions)

	For the years ended
	December 31,

	2025	2024	2023

Revenue:
Premiums	$24,691	$23,318	$22,003
Net investment income	15,485	13,815	13,224
Other income	1,043	976	896

Total revenue	41,219	38,109	36,123

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	14,715	15,956	12,818
Net additions to policy benefit reserves	13,469	10,592	11,973
Net transfers from separate accounts	(1,474)	(1,499)	(1,007)

Total benefits	26,710	25,049	23,784

Commissions and operating expenses	4,379	4,245	4,216

Total benefits and expenses	31,089	29,294	28,000

Gain from operations before dividends and taxes	10,130	8,815	8,123

Policyowner dividends	9,275	8,256	7,371

Gain from operations before taxes	855	559	752
Income tax expense (benefit)	24	(98)	5

Net gain from operations	831	657	747
Net realized capital losses	(334)	(96)	(36)

Net income	$497	$561	$711

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2025	2024	2023

Beginning of year balance	$31,774	$30,310	$29,885

Net income	497	561	711

Change in net unrealized capital gains and losses	564	807	117

Change in net deferred tax assets	490	195	608

Change in nonadmitted assets	(123)	96	(305)

Change in asset valuation reserve	(835)	(464)	(709)

Change in surplus notes	1,005	5	5

Other surplus changes	27	264	(2)

Net increase in surplus	1,625	1,464	425

End of year balance	$33,399	$31,774	$30,310

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows

(in millions)

	For the years ended December 31,
	2025	2024	2023

Cash flows from operating activities:
Premiums and other income received	$17,491	$16,934	$15,560
Investment income received	13,668	12,600	11,466
Benefit and dividend payments to policyowners and beneficiaries	(14,351)	(15,315)	(12,301)
Net transfers from separate accounts	1,433	1,462	968
Commissions, expenses and taxes paid	(3,700)	(3,198)	(3,558)

Net cash provided by operating activities	14,541	12,483	12,135

Cash flows applied to investing activities:
Proceeds from investments sold or matured:
Bonds	51,024	44,983	36,091
Mortgage loans	4,039	3,607	4,025
Common and preferred stocks	604	229	403
Real estate	161	391	112
Other investments	4,085	3,333	1,995

Subtotal proceeds from investments	59,913	52,543	42,626

Cost of investments acquired:
Bonds	(59,383)	(56,318)	(40,581)
Mortgage loans	(7,002)	(7,454)	(5,603)
Common and preferred stocks	(1,866)	(420)	(356)
Real estate	(317)	(174)	(77)
Other investments	(9,885)	(3,211)	(4,213)

Subtotal cost of investments acquired	(78,453)	(67,577)	(50,830)

Net outflows of policy loans	(708)	(808)	(1,107)

Net cash applied to investing activities	(19,248)	(15,842)	(9,311)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	1,000	-	-
Net inflows on deposit-type contracts	1,257	2,355	1,713
Other cash provided (applied)	(513)	230	(187)

Net cash provided by financing and miscellaneous sources	1,744	2,585	1,526

Net (decrease) increase in cash and short-term investments	(2,963)	(774)	4,350

Cash and short-term investments, beginning of year	8,052	8,826	4,476

Cash and short-term investments, end of year	$5,089	$8,052	$8,826

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2025	2024	2023

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statutory statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$7,911	$7,072	$6,543
Capitalized interest and payment in-kind investment income	1,071	994	890
Other policyowner contract activity	432	409	380
Employee benefit and compensation plan expenses	219	210	200

Investing:
Net asset transfers with affiliated entities	3,233	393	2,017
Bond refinancings and exchanges	2,124	1,199	1,787
Mortgage loan refinancings and transfers	1,657	1,577	788
Revised statutory accounting investment definitions	778	-	-
Net policy loan activity	373	381	359
Net premium loan activity	118	136	144
Other investment exchanges	15	355	1,174

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	289	326	349

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s statutory financial statements.

These statutory financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI) (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statutory statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted, (8) current expected credit losses (CECL) are based on expected credit losses rather than incurred losses, and (9) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s statutory financial statements attributable to the differences between the statutory basis of accounting and GAAP are expected to be material.

Permitted Accounting Practice

The Company has been granted a permitted accounting practice from the Office of the Commissioner of Insurance of the State of Wisconsin, originally effective December 31, 2022, that allows for the full admissibility of the Company’s net negative interest maintenance reserve (IMR) balance. During 2023, the NAIC adopted Interpretation 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01), which allows the admission of a net negative IMR balance up to 10% of adjusted general account capital and surplus (10% Surplus Threshold), subject to certain conditions. Subsequent to this adoption, the Company’s permitted practice was amended (effective December 31, 2023, until further notice) to reflect the Company being subject to the terms of the INT 23-01 provisions and to permit the continued full admission of the Company’s total net negative IMR above the 10% Surplus Threshold.

As of December 31, 2025 and 2024, the Company’s adjusted capital and surplus as determined under INT 23-01 was $26.8 billion and $25.6 billion, respectively. As of December 31, 2025, the Company’s net negative IMR balance exceeded the 10% Surplus Threshold by $774 million and its net negative IMR balance of $3,452 million was fully admitted. The Company’s net negative IMR balance represents 13% of its adjusted capital and surplus as of December 31, 2025. The Company allocated an amount equal to its admitted net negative IMR balance of $3,452 million to a special surplus fund as of December 31, 2025 as required by INT 23-10. The Company does not maintain separate account IMR.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The permitted practice is subject to certain conditions, which were and have been met by the Company. As of December 31, 2025 and 2024, if the Company had not used the above permitted practice, a risk-based capital regulatory event would not have been triggered. A reconciliation of the Company’s net income and surplus between NAIC SAP and practices prescribed and permitted by the state of Wisconsin is shown below:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Net Income, Wisconsin State Basis	$497	$561	$711

State Permitted Practices:
Allowance of net negative IMR in excess of 10% Surplus Threshold	-	-	-

Net Income, NAIC SAP	$497	$561	$711

	December 31,
	2025	2024
	(in millions)
Statutory Surplus, Wisconsin State Basis	$33,399	$31,774
State Permitted Practices:
Allowance of net negative IMR in excess of 10% Surplus Threshold	(774)	(567)

Statutory Surplus, NAIC SAP	$32,625	$31,207

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies. Policy loans earn interest at either a fixed or variable rate, based on either an election that is made by the policyowner or, for certain policies, as specified by the contract. If a variable rate is elected or specified by the contract, the rate will be reset annually. Policy loans are reported at the unpaid principal balance, which approximates fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Cash and Short-term Investments

Cash and short-term investments include cash deposits, securities that have maturities of one year or less at purchase, money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Most variable annuity and certain variable universal life policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Policy Benefit Reserves

Policy benefit reserves generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s policy benefit reserves.

Deposit Funds

Deposit funds include liabilities for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. See Note 5 for more information regarding the Company’s deposit funds.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (at its discretion) approves the amount and allocation, if any, of dividends among groups of policies issued by the Company, based on management’s recommendation. The payment of dividends on any particular policy is not guaranteed. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual and termination dividends. Termination dividends are additional dividends payable on whole life insurance policies upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, or use them as follows: reduce future premiums due, purchase additional insurance benefits, repay policy loans, or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay premiums are reported as premiums in the statutory statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statutory statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Interest Maintenance Reserve

The Company is required to maintain an IMR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the hedged item. See Note 1 for disclosure of the impact of the Company’s application of a permitted accounting practice with regard to its net negative IMR balance.

INT 23-01 requires the following disclosures related to the admittance of net negative IMR. The following statements apply for the periods ending December 31, 2025 and 2024:

a. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies.

b. IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plan and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

c. Any deviation to the above statements was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

d. Asset sales were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

At December 31, 2025, the unamortized IMR balance included the following capital gains and losses related to derivatives carried at fair value upon termination:

	(in millions)
	Gains	Losses
Unamortized Fair Value Derivative Gains & Losses Realized to IMR - December 31, 2024	$1,609	$(2,220)
Fair Value Derivative Gains & Losses Realized to IMR - Added in 2025	341	(426)
Fair Value Derivative Gains & Losses Amortized in 2025	76	(100)

Unamortized Fair Value Derivative Gains & Losses Realized to IMR - December 31, 2025	$1,875	$(2,545)

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statutory statements of operations. Disability and long- term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with repurchase agreements and interest expense related to the Company’s surplus notes. Accrued investment income more than ninety days past due is a nonadmitted asset. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the respective future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income taxes or tax benefit.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $46 million and $44 million at December 31, 2025 and 2024, respectively, are included in other assets in the statutory statements of financial position and are net of accumulated depreciation of $140 million and $115 million, respectively. Non-operating system software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $609 million and $585 million at December 31, 2025 and 2024, respectively. Depreciation expense for IT equipment and software totaled $241 million, $220 million and $198 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $80 million and $86 million at December 31, 2025 and 2024, respectively. Depreciation expense for furniture, fixtures and equipment totaled $12 million, $14 million and $16 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Corporate Owned Life Insurance

The Company holds corporate-owned life insurance (COLI) both directly and indirectly through a wholly-owned subsidiary to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses.

See Note 3 for more information regarding COLI held indirectly through a wholly-owned subsidiary which had cash surrender value invested in common stock at both December 31, 2025 and 2024.

During 2025, the Company directly acquired a $1.0 billion policy. This policy is included in deferred premium and other assets in the Statement of Financial Position and carried at cash surrender value with changes in cash surrender value reported in other income in the Statutory Statement of Operations. The policy was purchased in late 2025 and the cash surrender value is expected to be invested in a diversified portfolio that may consist of bonds, stocks and other investments.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, prepaid expense, and certain equity-method investments in entities for which audits are not performed, are excluded from assets and surplus in the statutory statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in surplus.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Foreign Currency Translation

The majority of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, stocks, and other investments denominated in foreign currencies. The Company also has outstanding funding agreements denominated in a foreign currency under the Funding Agreement Backed Note (FABN) program described in Note 5. Investments or funding agreements denominated in a foreign currency are remeasured to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment or funding agreement is sold or matures, or if the related investment is determined to be other-than-temporarily impaired, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt or payment of foreign-denominated interest or dividends, are remeasured to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Accounting Pronouncements Adopted

In August 2023, the NAIC adopted revisions to SSAP No. 26 and SSAP No. 43 for the principles-based bond definition, which included consideration of factors to determine whether investments qualify for reporting on an insurer’s statutory financial statements as a bond. Effective January 1, 2025, the Company adopted the new guidance on a prospective basis, along with corresponding changes within these Notes of the Statutory Financial Statements. Upon adoption, the Company reclassified investments with a book adjusted carrying value of $534 million from bonds to different investment types, which resulted in an impact to surplus of ($11) million.

New Asset Type	Statement Value of Securities Reclassified	Surplus Impact
	(in millions)
Mortgage loan	$18	$-
Preferred stock	232	(1)
Other investments	284	(10)

Total	$534	$(11)

Further revisions to SSAP No. 43 - Asset-Backed Securities included changes regarding when a reporting entity may utilize the prospective or retrospective method for assessing cash flows and prepayment assumptions. Under the new guidance, the prospective method can be applied to all asset-backed securities, or reporting entities can elect to utilize the retrospective adjustment method for specific asset-backed securities that are designated as high credit quality. See Note 3 for more information on the methods used to assess cash flows and prepayment assumptions for asset-backed securities.

In March 2024, the NAIC adopted revisions to expand and amend guidance within SSAP No. 93 to include all tax credit investments regardless of structure and type of state or federal tax credit program. On January 1, 2025, the Company adopted the new guidance on a prospective basis and reclassified investments with a book adjusted carrying value of $244 million from bonds to other investments, with no surplus impact. Additionally, per the amended guidance, the Company reported proportional amortization of tax credit investments as an expense component of net investment income in 2025, instead of reducing gross investment income as previously prescribed.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2025 through February 17, 2026, the date these statutory financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2025 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

3.	Investments

Bonds

Bonds include debt instruments classified as either issuer credit obligations (ICO) or asset-backed securities (ABS). The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related designations. Bonds designated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the statutory financial statements at amortized cost less any other-than-temporary impairment. Bonds designated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified funds include certain SVO approved bond exchange-traded fund investments and are reported at fair value. The interest method is used to amortize any purchase premium or discount to net investment income, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually and are used to adjust net investment income for changes in the estimated yield to maturity. For years ended December 2024 and 2023, prepayment assumptions were updated using the retrospective method. Effective January 1, 2025, following a revision to SSAP No. 43, the Company elected to use the retrospective adjustment method for all agency mortgage-backed securities (MBS) and the prospective adjustment method for all other asset-backed securities. There was no impact to surplus resulting from the election in 2025.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The statement value and fair value of bonds at December 31, 2025 and 2024, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2025	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
Issuer credit obligations
U.S. Government obligations	$3,975	$23	$(84)	$3,914
Non-U.S. sovereign jurisdiction	4,898	89	(111)	4,876
Municipal bonds - general obligations	1,286	15	(64)	1,237
Municipal bonds - special revenue	3,178	20	(318)	2,880
Project finance bonds	4,476	24	(468)	4,032
Corporate bonds	125,678	1,410	(6,982)	120,106
Bonds issued by funds representing operating entities	8,121	61	(470)	7,712
Single entity backed obligations	4,580	40	(229)	4,391
SVO identified funds	1,389	-	-	1,389
Bank loans	3,709	39	(82)	3,666

Total issuer credit obligations	161,290	1,721	(8,808)	154,203
Asset-backed securities
Agency residential MBS (exempt)	1,258	28	(14)	1,272
Agency commercial MBS (non-exempt)	120	2	(1)	121
Agency residential MBS (non-exempt)	14,956	158	(1,152)	13,962
Non-agency commercial MBS	5,801	49	(89)	5,761
Non-agency residential MBS	2,930	25	(67)	2,888
Non-agency - CLOs/CBOs/CDOs (1)	9,118	13	(3)	9,128
Other financial ABS (2)	7,045	56	(57)	7,044
Equity backed - non-self liquidating	1,535	14	(10)	1,539
Lease-backed - practical expedient	1,257	21	(6)	1,272
Lease-backed - full analysis	2,251	31	(38)	2,244
Other non-financial ABS - practical expedient (3)	936	7	(1)	942
Other non-financial ABS - full analysis (3)	1,511	19	(49)	1,481

Total asset-backed securities	48,718	423	(1,487)	47,654

Total bonds	$210,008	$2,144	$(10,295)	$201,857

(1)	Collateralized Loan Obligation (“CLO”)/Collateralized Bond Obligation (“CBO”)/ Collateralized Debt Obligation (“CDO”).
(2)	Includes securities backed by pools of assets such as auto loans, student loans, and credit card loans.
(3)	Includes securities backed by cash generating non-financial assets such as franchising fees, royalties and intellectual property.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

December 31, 2024	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$4,228	$2	$(138)	$4,092
States, territories, and possessions	938	3	(64)	877
Political subdivisions	293	2	(17)	278
Special revenue and assessments	20,142	41	(2,241)	17,942
All foreign governments	3,606	3	(255)	3,354
Hybrid securities	681	9	(6)	684
SVO-identified funds	280	—	—	280
Industrial and miscellaneous	171,376	815	(12,239)	159,952

Total bonds	$201,544	$875	$(14,960)	$187,459

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Statement value of bonds by NAIC designation category at December 31, 2025 and 2024 was as follows:

December 31, 2025	NAIC Designation

	1	2	3	4	5	6	Total
	(in millions)

Issuer credit obligations

U.S. Government obligations	$3,975	$-	$-	$-	$-	$-	$3,975

Non-U.S. sovereign jurisdiction	1,906	2,911	81	-	-	-	4,898

Municipal bonds - general obligations	1,286	-	-	-	-	-	1,286

Municipal bonds - special revenue	3,089	89	-	-	-	-	3,178

Project finance bonds	1,084	3,186	117	76	-	13	4,476

Corporate bonds	63,301	53,094	6,015	2,400	810	58	125,678

Bonds issued by funds representing operating entities	3,861	4,148	60	27	25	-	8,121

Single entity backed obligations	3,279	1,137	59	105	-	-	4,580

SVO identified funds	10	453	-	926	-	-	1,389

Bank loans	1	20	517	1,380	1,337	454	3,709

Total issuer credit obligations	81,792	65,038	6,849	4,914	2,172	525	161,290

Asset-backed securities

Agency residential MBS (exempt)	1,258	-	-	-	-	-	1,258

Agency commercial MBS (non-exempt)	83	37	-	-	-	-	120

Agency residential MBS (non-exempt)	14,956	-	-	-	-	-	14,956

Non-agency commercial MBS	5,741	38	-	6	10	6	5,801

Non-agency residential MBS	2,182	698	-	49	-	1	2,930

Non-agency - CLOs/CBOs/ CDOs	9,098	20	-	-	-	-	9,118

Other financial ABS	5,350	1,431	132	125	2	5	7,045

Equity backed - non-self liquidating	1,453	82	-	-	-	-	1,535

Lease-backed - practical expedient	1,029	228	-	-	-	-	1,257

Lease-backed - full analysis	1,888	357	6	-	-	-	2,251

Other non-financial ABS - practical expedient	836	100	-	-	-	-	936

Other non-financial ABS - full analysis	322	1,160	29	-	-	-	1,511

Total asset-backed securities	44,196	4,151	167	180	12	12	$48,718

Total bonds	$125,988	$69,189	$7,016	$5,094	$2,184	$537	$210,008

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

December 31, 2024	NAIC Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$4,228	$-	$-	$-	$-	$-	$4,228

States, territories, and possessions	938	-	-	-	-	-	938

Political subdivisions	293	-	-	-	-	-	293

Special revenue and assessments	20,016	106	20	-	-	-	20,142

All foreign governments	1,407	2,166	33	-	-	-	3,606

Hybrid securities	-	495	171	15	-	-	681

SVO-identified funds	-	280	-	-	-	-	280

Industrial and miscellaneous	92,489	66,362	5,680	3,848	2,602	395	171,376

Total bonds	$119,371	$69,409	$5,904	$3,863	$2,602	$395	$201,544

Based on statement value, 93% and 94% of the Company’s bond portfolio was designated investment grade (i.e., designated 1 or 2 by the NAIC) as of December 31, 2025 and 2024, respectively.

Statement value and fair value of asset-backed securities at December 31, 2025 and structured securities at December 31, 2024, aggregated by investment grade or below investment grade (i.e., designated 3, 4, 5 or 6 by the NAIC), were as follows:

December 31, 2025	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)
Residential mortgage-backed:
Agency	$16,214	$15,234	$ -	$ -	$ 16,214	$15,234
Other prime	238	227	-	-	238	227
Other non-prime	2,642	2,611	50	50	2,692	2,661
Commercial mortgage-backed:
Agency	120	121	-	-	120	121
Non-agency	5,779	5,742	22	19	5,801	5,761
Non-agency - CLOs/CBOs/CDOs	9,118	9,128	-	-	9,118	9,128
Financial asset-backed
Equity backed	1,535	1,539	-	-	1,535	1,539
Other financial ABS	6,782	6,782	264	263	7,046	7,045
Non-financial asset-backed
Lease-backed	3,502	3,511	6	5	3,508	3,516
Other non-financial ABS	2,417	2,393	29	30	2,446	2,423

Total asset-backed securities	$48,347	$47,288	$371	$367	$48,718	$47,655

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

December 31, 2024	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$16,159	$14,450	$ -	$ -	$16,159	$14,450
Other prime	193	189	1	1	194	190
Other below-prime	2,160	2,094	26	25	2,186	2,119
Commercial mortgage-backed:
U.S. Government agencies	20	18	-	-	20	18
Conduit	5,272	5,048	26	20	5,298	5,068
Other asset-backed	20,520	20,226	340	325	20,860	20,551

Total structured securities	$44,324	$42,025	$ 393	$371	$44,717	$42,396

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2025 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees. Securities without a maturity date, which are payable on demand and in good standing, are included within the one year or less category.

	Statement	Fair
	Value	Value

	(in millions)

Due in one year or less	$13,274	$13,256

Due after one year through five years	52,653	52,390

Due after five years through ten years	52,196	51,717

Due after ten years through twenty years	36,023	34,026

Due after twenty years	59,794	54,401

Total	$213,940	$205,790

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $182 million and $128 million at December 31, 2025 and 2024, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2025 and 2024 was as follows:

December 31, 2025	United States of America
	East	Midwest	South	West	Foreign	Total
	(in millions)

Apartment	$10,816	$3,020	$7,202	$11,468	$-	$32,506

Office	2,140	326	1,177	2,930	-	6,573

Retail	886	304	1,030	1,140	-	3,360

Warehouse/Industrial	4,546	1,494	1,190	4,951	248	12,429

Manufactured housing	280	322	1,789	1,860	200	4,451

Other	196	249	159	143	-	747

Total	$18,864	$5,715	$12,547	$22,492	$448	$60,066

December 31, 2024	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$10,522	$3,203	$6,512	$10,899	$-	$31,136

Office	2,439	345	1,171	3,024	-	6,979

Retail	1,086	299	1,011	1,171	-	3,567

Warehouse/Industrial	3,679	1,271	787	4,222	111	10,070

Manufactured housing	297	325	2,082	1,735	186	4,625

Other	155	263	162	121	-	701

Total	$18,178	$5,706	$11,725	$21,172	$297	$57,078

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $1.3 billion and $2.0 billion at December 31, 2025 and 2024, respectively.

Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2025 and 2024 is summarized below.

For mortgage loans originated or refinanced during:	2025	2024

Minimum interest rate	4.40%	4.80%

Maximum interest rate	7.69%	8.13%

Weighted-average LTV	55%	55%

Maximum LTV	74%	66%

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. At December 31, 2025 and 2024, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 55% and 56%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2025 and 2024 was as follows:

December 31, 2025	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)

Apartment	$9,251	$20,203	$2,723	$329	$32,506

Office	2,726	1,915	709	1,223	6,573

Retail	1,433	1,643	232	52	3,360

Warehouse/Industrial	4,769	7,456	204	-	12,429

Manufactured housing	2,831	1,620	-	-	4,451

Other	359	377	-	11	747

Total	$21,369	$33,214	$3,868	$1,615	$60,066

December 31, 2024	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$8,322	$19,341	$3,209	$264	$31,136

Office	1,879	2,858	1,026	1,216	6,979

Retail	1,147	2,008	271	141	3,567

Warehouse/Industrial	3,823	6,084	163	-	10,070

Manufactured housing	2,446	2,159	20	-	4,625

Other	420	227	-	54	701

Total	$18,037	$32,677	$4,689	$1,675	$57,078

The aggregate statement value of mortgage loans with LTV in excess of 100% was $842 million and $1,028 million at December 31, 2025 and December 31, 2024, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported no realized capital losses related to troubled debt restructuring of mortgage loans for the year ended December 31, 2025, and reported $12 million in 2024. The Company had one restructured mortgage loan at the end of December 31, 2025 and none at the end of December 31, 2024.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statutory statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2025 or 2024. The Company had no foreclosed mortgage loans at December 31, 2025 and had three foreclosed mortgage loans at December 31, 2024. All remaining mortgage loans were current on principal payments and contractual interest as of December 31, 2025 and December 31, 2024 The Company recognized other-than-temporary impairment losses on mortgage loans of $91 million and $43 million for the years ended December 31, 2025 and 2024, respectively.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $2,906 million and $2,727 million included in the statutory statements of financial position at December 31, 2025 and 2024, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Redeemable preferred stocks designated 1, 2 or 3 by the NAIC are reported at amortized cost. Redeemable preferred stocks designated 4, 5 or 6 by the NAIC are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at the lower of fair value or the currently effective call price for the stock. At December 31, 2025 and 2024, the statutory statements of financial position included $862 million and $613 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income or the present value of future cash flows generated by the property.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2025 and 2024 was as follows:

December 31, 2025	East	Midwest	South	West	Total

	(in millions)

Apartment	$297	$132	$235	$482	$1,146

Office	217	960	45	-	1,222

Warehouse/Industrial	269	-	-	197	466

Other	16	21	92	-	129

Total	$799	$1,113	$372	$679	$2,963

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

December 31, 2024	East	Midwest	South	West	Total

	(in millions)

Apartment	$297	$136	$241	$560	$1,234

Office	207	696	47	-	950

Warehouse/Industrial	278	-	-	198	476

Other	16	20	95	-	131

Total	$798	$852	$383	$758	$2,791

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $958 million and $696 million at December 31, 2025 and 2024, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, partnerships, JVs, and LLCs are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2025 and 2024 was as follows:

	December 31,
	2025	2024

	(in millions)

Securities partnerships and LLCs	$13,989	$12,488

Common and preferred stocks	6,811	4,127

Bonds	3,842	4,135

Real estate JVs, partnerships and LLCs	3,670	3,757

COLI	1,627	1,345

Wholly owned real estate	1,200	1,146

Residential mortgage LLCs	1,181	-

Derivative instruments	1,157	1,849

Tax credit investments	978	763

Cash and short-term investments	727	679

Structured settlements	597	604

Other net assets (liabilities)	(64)	(28)

Total	$35,715	$30,865

For securities partnerships and LLCs, residential mortgage LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. See Note 4 for more information regarding the Company’s use of derivatives. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, and tax credit investments, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit investments support affordable

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

housing, economic development, and revitalization in underserved areas. The amount of tax credits and other tax benefits recognized for 2025 and 2024 was $221 million and $167 million, respectively. The amount of unused tax credits for 2025 was $200 million. Full utilization of the unused tax credits is expected based on forecasts of future taxable income which account for future reversals of taxable temporary differences, as well as future taxable income exclusive of reversing temporary differences and carryforwards. The projected generation of non-transferable tax credits for each of the next 5 years and thereafter is as follows:

Projected generation of non- transferable tax credits
(in millions)
Year 1	$225
Year 2	$186
Year 3	$169
Year 4	$149
Year 5	$132
Thereafter	$413

See Note 10 for more information regarding the Company’s use of tax credits.

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2025 and 2024, the value of wholly-owned SCA investments were as follows:

	December 31, 2025			December 31, 2024

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)

NM Wealth Management Company	$277	$-	$277	$268	$-	$268

Total common stock SCAs [1]	277	-	277	268	-	268

NML Securities Holdings, LLC	17,021	-	17,021	15,938	-	15,938

NM TES, LLC	2,327	-	2,327	-	-	-

NML Real Estate Holdings, LLC	1,150	-	1,150	1,243	-	1,243

QOZ Holding Company, LLC ³	454	3	451	478	18	460

NM Investment Services, LLC	448	42	406	223	-	223

NM GP Holdings, LLC ³	188	127	61	190	131	59

NM Pebble Valley, LLC	170	-	170	137	-	137

Lake Emily Holdings, LLC ³	46	-	46	32	-	32

NM Strategic Asset Holdings, LLC	31	-	31	-	-	-

Wysh Holdings, LLC ³	20	3	17	33	5	28

NM Investment Management Company, LLC	19	19	-	18	18	-

Mason Street Advisors, LLC	8	8	-	8	8	-

GRO-SUB, LLC	3	3	-	3	3	-

NM Career Distribution Holdings, LLC	2	2	-	1	1	-

NM-SAS, LLC ³	1	-	1	-	-	-

Total other investment SCAs [2]	21,888	207	21,681	18,304	184	18,120

Total investments in SCAs	$22,165	$207	$21,958	$18,572	$184	$18,388

[1]	Reported in common and preferred stocks in the statutory statements of financial position.
[2]	Reported in other investments in the statutory statements of financial position.
[3]	The Company utilizes the look-through approach in valuing its investments in these non-audited entities.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Investment filings for all common stock SCAs were submitted to the NAIC during 2025. In all cases, the NAIC accepted the statement value. For all subsidiaries that are not audited and use the look-through approach permitted in SSAP No.97, the Company has admitted the value of underlying joint ventures, partnerships or LLC that have audited financial statements and any adjustments required by SSAP No. 97 or SSAP No. 48 have been made.

Net Investment Income

The sources of net investment income for the years ended December 31, 2025, 2024 and 2023 were as follows:

	For the years ended December 31,

	2025	2024	2023

		(in millions)

Bonds	$9,534	$9,024	$8,044

Mortgage loans	2,662	2,327	2,123

Common and preferred stocks	293	225	196

Real estate	291	314	322

Other investments	2,998	2,040	2,532

Policy loans	1,398	1,327	1,224

Amortization of IMR	(355)	(278)	(61)

Gross investment income	16,821	14,979	14,380

Less: investment expenses	1,336	1,164	1,156

Net investment income	$15,485	$13,815	$13,224

For the years ended December 31, 2025, 2024 and 2023 bond investment income included $50 million, $35 million and $12 million of prepayment fees, respectively, generated as a result of 129, 98 and 43 securities, respectively, tendered or otherwise redeemed as a result of a callable feature. At December 31, 2025 and 2024, the Company had $578 million and $539 million, respectively, of aggregate cumulative paid-in-kind interest included in the current principal value of bonds and mortgage loans in the statement of financial position. The amount of tax credit investment amortization recognized as a component of investment expenses during 2025 was $178 million.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statutory statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Realized capital gains and losses for the years ended December 31, 2025, 2024 and 2023 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2025			December 31, 2024			December 31, 2023

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

	(in millions)

Bonds	$444	$(1,533)	$(1,089)	$383	$(1,698)	$(1,315)	$202	$(2,868)	$(2,666)
Mortgage loans	71	(176)	(105)	-	(58)	(58)	3	(41)	(38)
Common and preferred stocks	74	(40)	34	52	(37)	15	104	(21)	83
Real estate	96	-	96	150	(2)	148	58	-	58
Other investments	932	(1,072)	(140)	1,254	(1,273)	(19)	821	(1,073)	(252)

Subtotal	$1,617	$(2,821)	(1,204)	$1,839	$(3,068)	(1,229)	$1,188	$(4,003)	(2,815)

Less: IMR net gains (losses) before taxes			(866)			(1,192)			(2,921)
Less: Capital gains tax expense (benefit)			(4)			59			142

Net realized capital gains (losses)			$(334)			$(96)			$(36)

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $30 billion, $26 billion, and $26 billion for the years ended December 31, 2025, 2024 and 2023, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2025, 2024 and 2023 were as follows:

	For the years ended December 31,
	2025	2024	2023
		(in millions)

Bonds	$(161)	$(16)	$(80)

Common and preferred stocks	(25)	(33)	(10)

Mortgage loans	(91)	(43)	(37)

Real estate JVs	(165)	(83)	(32)

Other investments	(121)	-	-

Total	$(563)	$(175)	$(159)

In addition to the realized capital losses above, $161 million, $108 million and $99 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2025, 2024 and 2023, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common stock, some bonds and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statutory statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

Changes in net unrealized capital gains and losses for the years ended December 31, 2025, 2024 and 2023 were as follows:

	For the years ended December 31,

	2025	2024	2023
		(in millions)

Bonds	$1,333	$(568)	$462

Mortgage loans	23	(22)	6

Common and preferred stocks	161	282	221

Deposit funds	(109)	45	(24)

Other investments	(812)	1,095	(487)

Subtotal	596	832	178

Change in deferred taxes	(32)	(25)	(61)

Change in net unrealized capital gains and (losses)	$564	$807	$117

Changes in net unrealized capital gains and losses for the years ended December 31, 2025, 2024 and 2023 included the reversal of previously unrealized capital gains of $2,088 million, $1,177 million and $1,920 million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated subsidiaries.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The amortized cost and fair value of bonds, common and preferred stocks, and other investments for which fair value declined and remained below cost at December 31, 2025 and 2024 were as follows:

	December 31, 2025

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Issuer credit obligations	$13,579	$13,169	$(410)	$78,309	$69,556	$(8,753)

Asset-backed securities	3,787	3,771	(16)	14,960	13,475	(1,485)

Common and preferred stocks	90	77	(13)	342	312	(30)
Other investments	—	—	—	29	27	(2)

Total	$17,456	$17,017	$(439)	$93,640	$83,370	$(10,270)

	December 31, 2024

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$39,899	$38,666	$(1,233)	$89,817	$77,300	$(12,517)

Structured securities	7,962	7,868	(94)	18,567	16,180	(2,387)

Common and preferred stocks	164	151	(13)	253	219	(34)

Total	$48,025	$46,685	$(1,340)	$108,637	$93,699	$(14,938)

Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances. These declines in fair value were primarily attributable to the impact of higher market interest rates with no specific credit concerns. As of December 31, 2025, the Company does not intend to sell these securities and believes it has the ability to hold these securities until the anticipated recovery of the remaining amortized cost basis.

For securities without a full SVO credit analysis performed that are current on principal and interest the statutory basis of accounting allows the Company to assign a NAIC designation of “5GI” to such securities for reporting purposes. At December 31, 2025 and 2024, the statement and fair values of NAIC 5GI securities were as follows:

	December 31, 2025
	Number of Securities	Statement Value	Fair Value
	($ in millions)
Issuer credit obligations	68	$1,516	$1,469
Preferred stock	3	13	13
Asset-backed securities	1	—	—

Total	72	$1,529	$1,482

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

	December 31, 2024
	Number of Securities	Statement Value	Fair Value
	($ in millions)
Bonds	84	$1,864	$1,802
Preferred stock	5	51	51
Structured securities	3	49	46

Total	92	$1,964	$1,899

Repurchase Agreements

The Company participates in bilateral and tri-party repurchase programs with U.S. domiciled unaffiliated third parties. The agreements under these programs require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statutory statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statutory statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 97% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received.

Cash collateral received, and the liability to return that collateral which is included within other liabilities in the statutory statements of financial position, had the following characteristics during 2025 and 2024:

For the quarter ended:	Maximum Balance	Ending Balance

	(in millions)

March 31, 2025	$3,225	$3,220

June 30, 2025	$3,237	$3,185

September 30, 2025	$3,190	$2,589

December 31, 2025	$2,603	$2,591

March 31, 2024	$2,518	$2,483

June 30, 2024	$3,059	$2,946

September 30, 2024	$3,306	$3,254

December 31, 2024	$3,256	$3,208

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

During 2025 and 2024, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)
For the quarter ended:	(Fair Value)	(Fair Value)	(Statement Value)
	(in millions)
March 31, 2025	$3,299	$3,287	$3,220
June 30, 2025	$3,305	$3,252	$3,185
September 30, 2025	$3,266	$2,643	$2,589
December 31, 2025	$2,661	$2,636	$2,591
March 31, 2024	$2,568	$2,537	$2,483
June 30, 2024	$3,130	$3,130	$2,946
September 30, 2024	$3,379	$3,321	$3,254
December 31, 2024	$3,331	$3,271	$3,208

The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements consisted of U.S. Treasury securities and U.S. Government agency-issued residential mortgage-backed securities. All securities sold had NAIC designations of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2025 and 2024 was as follows:

	December 31, 2025		December 31, 2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
30 days or less	$597	$527	$721	$721
31-60 days	225	225	352	352
61-90 days	195	195	352	352
91-120 days	109	108	146	146
121-180 days	131	131	397	397
181-365 days	150	150	202	202
1-2 years	475	476	450	451
2-3 years	225	226	581	578
Over 3 years	488	489	5	5

Total	$2,595	$2,527	$3,206	$3,204

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with the Federal Home Loan Bank of Chicago and other counterparties in connection with repurchase agreements and derivative transactions.

At December 31, 2025 and 2024, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. All restricted assets in the below table are admitted assets in 2025 and 2024. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The statement value of restricted assets at December 31, 2025 and 2024, summarized by type of restriction, was as follows:

	December 31,
	2025	2024
	(in millions)
Loaned securities - repurchase agreements	$2,591	$3,208
Federal Home Loan Bank of Chicago pledged collateral	11,190	10,391
Derivative transactions	451	422
Federal Home Loan Bank of Chicago stock	149	158
Securities on deposit with states	3	3

Total restricted assets	$14,384	$14,182

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2025 and 2024 were as follows:

	December 31, 2025		December 31, 2024

	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)
Repurchase agreement collateral	$2,591	$2,636	$3,208	$3,271
Derivative collateral	616	616	1,414	1,414
Mortgage loan escrow	126	126	135	135
Real estate escrow and security deposits	6	6	4	4

Total collateral assets	$3,339	$3,384	$4,761	$4,824

At both December 31, 2025 and 2024, derivative collateral received was less than $1 million related to the separate accounts. The obligation to return all other collateral received is reported as other liabilities in the statutory statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes, or otherwise do not meet the qualifications for statutory hedge accounting, are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2025 and 2024 was as follows:

	December 31,
	2025	2024
	(in millions)
Bonds:
General Account	$546	$320
Separate Accounts	-	-

Total bond collateral	$546	$320

Cash:
General Account	$616	$1,414
Separate Accounts	-	-

Total cash collateral	$616	$1,414

Bond collateral held in the general account is not reported in the statutory statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statutory statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The fair value of collateral posted by the Company at December 31, 2025 and 2024 was as follows:

	December 31,
	2025	2024
	(in millions)
Bonds posted for derivative support agreements:
General Account	$160	$116
Separate Accounts	1	2
Bonds posted for futures agreements:
General Account	123	89
Separate Accounts	15	14

Total bond collateral	$299	$221

Cash posted for derivative support agreements:
General Account	$137	$187
Separate Accounts	6	5
Cash posted for futures agreements:
General Account	-	-
Separate Accounts	9	9

Total cash collateral	$152	$201

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statutory statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow or fair value hedges, with the related derivative instrument reported at amortized cost in the statutory statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate swaps are used to mitigate interest rate risk for investments in fixed and variable interest rate bonds and fixed rate liabilities over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans and liabilities denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans or those owed on liabilities for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statutory statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $501 million and $506 million for the years ended December 31, 2025 and 2024, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $104 million and $148 million for the years ended December 31, 2025 and 2024, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 10 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Amounts received or paid on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Investment Replications

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with an interest rate swap. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate and a specified fixed interest rate applied to the notional amount of the contract. Interest rate swap replications, including the derivative components, are reported at amortized cost.

Bond forward replications are used to replicate a long-term bond investment through the use of cash market instruments combined with a U.S. Treasury bond forward. U.S. Treasury bond forwards obligate the Company to buy or sell from a counterparty a specified security at a specified price at a future date. Bond forward replications, including the derivative components, are reported at amortized cost.

The effects of the Company’s use of derivative instruments on the statutory statements of financial position at December 31, 2025 and 2024 were as follows:

	December 31, 2025

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate swaps	$2,179	$-	$-	$10	$(31)

Foreign exchange contracts:

Foreign currency swaps	17,893	668	(654)	1,218	(465)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,375	6	-	6	-

Interest rate floors	1,666	8	-	8	-

Interest rate swaps	14,253	88	(85)	88	(85)

Swaptions	5,024	385	-	385	-

Fixed income futures	9,434	-	-	-	-

Fixed income forwards	719	2	-	2	-

Foreign exchange contracts:

Foreign currency swaps	32	-	(4)	-	(4)

Investment replications

Interest rate contracts:

Interest rate swaps	200	-	-	-	(6)

Bond forwards:

Bond forwards	3,231	-	-	20	(174)

Total derivatives		$1,157	$(743)	$1,737	$(765)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

	December 31, 2024

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate swaps	$2,151	$-	$-	$1	$(87)

Foreign exchange contracts:

Foreign currency swaps	16,717	1,310	(81)	1,628	(121)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	19	-	19	-

Interest rate floors	2,319	15	-	15	-

Interest rate swaps	11,245	118	(127)	118	(127)

Swaptions	4,778	379	-	379	-

Fixed income futures	11,966	-	-	-	-

Fixed income forwards	442	-	(1)	-	(1)

Foreign exchange contracts:

Foreign currency swaps	76	8	(1)	8	(1)

Investment replications

Interest rate contracts:

Interest rate swaps	673	-	-	4	-

Bond forwards:

Bond forwards	1,971	-	-	-	(212)

Total derivatives		$1,849	$(210)	$2,172	$(549)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The effects of the Company’s use of derivative instruments on the statutory statements of operations and changes in surplus for the years ended December 31, 2025, 2024 and 2023 were as follows:

	For the year ended December 31, 2025
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate swaps	$-	$-	$(49)

Foreign exchange contracts:

Foreign currency swaps	(1,215)	20	169

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(12)	-	(2)

Interest rate floors	(2)	-	(4)

Interest rate swaps	12	-	(7)

Swaptions	1	-	(10)

Fixed income futures	(49)	-	-

Fixed income forwards	3	10	-

Foreign exchange contracts:

Foreign currency swaps	(11)	5	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	6	1

Bond forwards:

Bond forwards	-	(28)	-

Total derivatives	$(1,273)	$13	$98

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

	For the year ended December 31, 2024
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate swaps	$-	$-	$(68)

Foreign exchange contracts:

Foreign currency swaps	537	105	159

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(3)	-	6

Interest rate floors	(12)	-	(4)

Interest rate swaps	2	-	(11)

Swaptions	101	-	(10)

Fixed income futures	(165)	(26)	-

Fixed income forwards	(1)	(3)	-

Foreign exchange contracts:

Foreign currency swaps	(2)	4	1

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	(1)

Bond forwards:

Bond forwards	-	(13)	-

Total derivatives	$457	$67	$72

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

	For the year ended December 31, 2023
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate swaps	$3	$-	$(72)

Foreign exchange contracts:

Foreign currency swaps	(462)	48	155

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(24)	-	4

Interest rate floors	3	-	(4)

Interest rate swaps	(3)	-	(5)

Swaptions	34	-	(10)

Fixed income futures	268	(396)	-

Fixed income forwards	7	(15)	-

Foreign exchange contracts:

Foreign currency swaps	(4)	-	2

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Bond forwards:

Bond forwards	-	(10)	-

Total derivatives	$(178)	$(373)	$70

There were no changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting for the years ended December 31, 2025, 2024 and 2023. Realized gains and losses derived from derivative transactions are reported in Other Investments in the investing activities section of the statutory statements of cash flows.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

5.	Policy Benefit Reserves and Deposit Funds

General account policy benefit reserves at December 31, 2025 and 2024 were as follows:

	December 31,
	2025	2024

	(in millions)

Life insurance reserves	$243,021	$232,689

Disability and long-term care active life reserves	9,692	8,972

Disability and long-term care unpaid claims and	6,411	6,169

claim reserves
Annuity reserves	18,011	16,389

Total policy benefit reserves	$277,135	$264,219

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Historically, policy and contract reserves were determined in accordance with standard valuation methods approved by the OCI and were computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves were based on assumptions for interest, mortality and other risks insured. Effective January 1, 2017, the OCI required a principles-based approach (PBR) for the calculation of its policy benefit reserves with a three-year phase-in period from the effective date. PBR requires reserves to be calculated using company experience assumptions with margin subject to a floor based on similar prescribed methods and assumptions used with existing in-force business. The Company adopted PBR for certain new life insurance products issued on or after July 1, 2019 and for all remaining life insurance policies issued on or after January 1, 2020.

Life insurance reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2025, the Company had $2.5 trillion of total life insurance in force, including $8 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

At December 31, 2025 and 2024, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2025	2024	2025	2024	2025	2024

			(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$16,052	$14,697	$15,916	$14,544	$15,934	$14,562
Universal life with secondary guarantees	13	13	11	11	43	40
Other permanent cash value life insurance	-	-	207,028	198,911	214,004	205,364
Variable life	-	-	-	-	1,291	1,176
Variable universal life	18	13	18	13	145	101
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	5,096	5,139
Accidental death benefits	-	-	-	-	8	8
Disability - active lives	-	-	-	-	1,435	1,305
Disability - disabled lives	-	-	-	-	1,769	1,709
Miscellaneous reserves	-	-	-	-	3,123	3,121

Total gross life reserves [1]	16,083	14,723	222,973	213,479	242,848	232,525
Reinsurance ceded	-	-	-	-	1,137	1,112

Total net life insurance	$16,083	$14,723	$222,973	$213,479	$241,711	$231,413

1

This line includes only the Company’s general life reserves, whereas, the life insurance reserves presented in the general account policy benefit reserves table above include life and annuity unpaid claims.

At December 31, 2025 and 2024, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2025	2024	2025	2024	2025	2024

			(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$12,008	$10,834	$10,758	$9,701
Variable universal life	4,340	3,306	4,077	3,083	3,950	2,995

Total gross life reserves	4,340	3,306	16,085	13,917	14,708	12,696
Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$4,340	$3,306	$16,085	$13,917	$14,708	$12,696

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the tables above at December 31, 2025 and 2024.

	December 31,
	2025	2024
	(in millions)
From Life, Accident & Health Annual Statement:
Life insurance	$238,434	$228,298
Accidental death benefits	8	8
Disability - active lives	1,435	1,305
Disability - disabled lives	1,766	1,706
Miscellaneous reserves	68	96

Subtotal net life insurance	241,711	231,413

From Separate Accounts Annual Statement:
Life insurance	14,708	12,696

Combined Total	$256,419	$244,109

Annuity Reserves

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Valuation Manual Section 21 (VM-21) for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statutory statements of operations.

Deposit Funds

Deposit fund liabilities at December 31, 2025 and 2024 were $17.5 billion and $15.8 billion, respectively. Deposit funds primarily represent reserves for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract (or if a supplementary contract was not previously elected for the beneficiary by the policy owner), the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates.

The total deposit fund liability for Northwestern Access Fund account balances held by the Company was $240 million and $255 million at December 31, 2025 and 2024, respectively. Accounts were credited with interest at annual rates ranging from 3.28% to 4.24% and 4.00% to 5.18% during 2025 and 2024, respectively. The crediting interest rates changed 46 times and 41 times during 2025 and 2024, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC) and issues funding agreements to FHLBC in exchange for cash. Funding agreements are issued through the general account and the sales proceeds are invested in assets which generally have higher yields than the interest charges on the corresponding funding agreements. The Company is required to pledge collateral to the FHLBC in the form of eligible investments when funding agreements are issued. Upon an event of default by the Company, the FHLBC’s recovery on the collateral is limited to the outstanding amount of the Company’s liability to the FHLBC.

At December 31, 2025 and 2024, the Company held $149 million and $158 million of FHLBC activity stock, respectively. The amount of collateral pledged to the FHLBC was as follows:

	Statement Value (1)	Fair Value (1)
	(in millions)
December 31, 2025	$11,190	$10,493
December 31, 2024	10,391	9,287

(1)	Includes amounts in excess of minimum requirements

The maximum amount of collateral pledged to the FHLBC was as follows:

	Statement Value	Fair Value	Amount Borrowed at Time of Max Collateral
		(in millions)
December 31, 2025	$11,954	$10,872	$3,479
December 31, 2024	10,409	9,362	3,311

The amount borrowed from FHLBC, in the form of funding agreements, was as follows:

	December 31,	December 31,
	2025	2024
	(in millions)	(in millions)

Borrowed	$3,320	$3,556

Deposit fund reserves	3,320	3,563

Max borrowed during the year	3,581	3,574

Borrowing capacity as determined by insurer	16,000	16,000

The Company does not have prepayment obligations for these funding agreements.

The Company has established a $20 billion global FABN program. As part of this program, a special purpose entity issues notes (Notes) with a term of three to ten years to investors. Note proceeds are used to purchase funding agreements from the Company. The issued funding agreements have payment terms substantially identical to the Notes. As of December 31, 2025 and 2024, the Company had issued and outstanding funding agreements of $10.2 billion and $8.3 billion, respectively.

The Company has established a funding agreement-backed commercial paper program (the “FACP Program”). Under the FACP Program, a special purpose entity, Northwestern Mutual Short Term Funding, LLC (“NMSTF”), may issue commercial paper and deposit the proceeds with the Company pursuant to a funding agreement issued by the Company to NMSTF. The current maximum aggregate principal amount permitted to be outstanding at any one time under the FACP Program is $8.0 billion. The Company had outstanding FACP Program funding agreements of $235 million as of December 31, 2025 and $251 million outstanding as of December 31, 2024.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

For all deposit type contracts, reserves reflect the accumulated value. For funding agreements with fixed rate interest payments, the Company utilizes valuation interest rates to calculate the present value (floored at the accumulated value) of any future cash flow amounts. Amounts in excess of accumulated values are recorded as an additional reserve and are reported in the deposit fund reserve balance above.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

At December 31, 2025 and 2024, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total

	December 31,
	2025	2024	2025	2024	2025	2024

	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$232	$216	$-	$-	$232	$216
- at book value less surrender charge of 5% or more	86	79	-	-	86	79
- at fair value	-	-	23,375	21,935	23,375	21,935

Total with market value adjustment or at fair value	318	295	23,375	21,935	23,693	22,230
- at book value without adjustment	1,149	1,295	-	-	1,149	1,295
Not subject to discretionary withdrawal	14,289	12,600	305	281	14,594	12,881

Total gross individual annuities	15,756	14,190	23,680	22,216	39,436	36,406
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$15,756	$14,190	$23,680	$22,216	$39,436	$36,406

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$13	$11	$13	$11

Total with market value adjustment or at fair value	-	-	13	11	13	11
Not subject to discretionary withdrawal	2,255	2,199	5,628	5,385	7,883	7,584

Total gross group annuities	2,255	2,199	5,641	5,396	7,896	7,595
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$2,255	$2,199	$5,641	$5,396	$7,896	$7,595

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$390	$419	$-	$-	$390	$419
- at fair value	-	-	35	32	35	32

Total with market value adjustment or at fair value	390	419	35	32	425	451
- at book value without adjustment	2,708	2,829	-	-	2,708	2,829
Not subject to discretionary withdrawal	14,355	12,550	-	-	14,355	12,550

Total gross deposit-type contracts	17,453	15,798	35	32	17,488	15,830
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$17,453	$15,798	$35	$32	$17,488	$15,830

Total annuity reserves and deposit funds	$35,464	$32,187	$29,356	$27,644	$64,820	$59,831

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $2 million of those reserves will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2026.

The following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2025 and 2024.

	December 31,
	2025	2024

	(in millions)
From Life, Accident & Health Annual Statement:
Annuities	$15,924	$14,412
Supplementary contracts with life contingencies	2,087	1,977
Deposit-type contracts	17,453	15,798

Subtotal net annuity reserves	35,464	32,187
From Separate Accounts Annual Statement:
Annuities	29,016	27,331
Supplementary contracts	305	281
Other contract deposit funds	35	32

Subtotal net annuity reserves	29,356	27,644

Combined Total	$64,820	$59,831

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2025 and 2024 were as follows:

	For the years ended

	December 31,
	2025	2024

	(in millions)

Balance at January 1	$6,169	$5,944

Incurred related to:
Current year	1,275	1,156
Prior years	(112)	(50)

Total incurred	1,163	1,106

Paid related to:
Current year	(59)	(54)
Prior years	(862)	(827)

Total paid	(921)	(881)

Balance at December 31	$6,411	$6,169

Changes in reserves for incurred claims related to prior years are generally the result of differences between claim experience assumed in reserve calculations and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2025 and 2024, reserves required as a result of AAT were as follows:

	December 31,
	2025	2024

	(in millions)

Annuities and deposit funds	$25	$50
Life insurance	-	-

Total reserves	$25	$50

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Statutory Minimum Reserves

The Company has the option to establish policy benefit and deposit fund reserves using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $2,137 million and $1,819 million at December 31, 2025 and 2024, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statutory statements of financial position.

Deferred and uncollected premiums at December 31, 2025 and 2024 were as follows:

	December 31, 2025		December 31, 2024

	Gross	Net	Gross	Net

	(in millions)		(in millions)

Ordinary new business	$339	$207	$346	$214
Ordinary renewal	3,607	2,916	3,536	2,856

Total deferred and uncollected premiums	$3,946	$3,123	$3,882	$3,070

7.	Separate Accounts

Separate account liabilities at December 31, 2025 and 2024 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,
	2025	2024	2025	2024	2025	2024
			(in millions)

Separate account reserves	$14,708	$12,696	$29,356	$27,644	$44,064	$40,340
Non-policy liabilities					331	332

Total separate account liabilities					$44,395	$40,672

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. General account policy benefit reserves included $8 million attributable to GMDB at both December 31, 2025 and 2024.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.8 billion and $1.6 billion for the years ended December 31, 2025 and 2024, respectively. These amounts are reported as premiums in the statutory statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statutory statements of operations. The following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement,

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

which agree with the amounts reported as net transfers to (from) separate accounts within these statutory financial statements:

	At and for the years ended December 31,

	2025	2024	2023

	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,781	$1,657	$1,557

Transfers from separate accounts	(3,255)	(3,156)	(2,564)

Net transfers from separate accounts	$(1,474)	$(1,499)	$(1,007)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2025 and 2024 and does not expect to make a contribution to the plans during 2026.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula are available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans. Additionally, the Company does not provide a subsidy for retiree health care coverage for employees retiring on or after January 1, 2022.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2025 and 2024, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2025	2024	2025	2024

	(in millions)		(in millions)
Fair value of plan assets at December 31 - prior year	$5,287	$5,364	$59	$70

Changes in plan assets:

Actual return on plan assets	469	128	5	2

Actual plan benefits paid	(222)	(205)	(12)	(13)

Fair value of plan assets at December 31	$5,534	$5,287	$52	$59

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices. The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2025 and 2024 were as follows:

	Target Allocation		Actual Allocation

	2025	2024	2025	2024

Bonds	73%	73%	71%	72%

Equity investments	26%	26%	28%	27%

Other investments	1%	1%	1%	1%

Total assets	100%	100%	100%	100%

At each of December 31, 2025 and 2024, other investments were comprised of cash and short-term investments.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2025 and 2024 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2025	2024	2025	2024

	(in millions)		(in millions)

Projected benefit obligation at December 31 - prior year	$5,431	$5,673	$418	$457

Changes in benefit obligation:

Service cost of benefits earned	196	205	4	5

Interest cost on projected obligations	284	267	21	20

Projected gross plan benefits paid	(255)	(223)	(26)	(25)

Experience (gains)/losses	48	(491)	$-	(39)

Projected benefit obligation at December 31	$5,704	$5,431	$417	$418

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.5 billion and $5.2 billion for the years ended December 31, 2025 and 2024, respectively. Experience (gains)/losses reflect the impact of changes in the PBO discount rate and census data for the year ended December 31, 2025 and primarily reflect the impact of changes in the PBO discount rate for the year ended December 31, 2024.

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2025 and 2024 and the net periodic benefit cost for the years ended December 31, 2025, 2024 and 2023 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2025	2024	2025	2024
Projected benefit obligation:

Weighted average discount rate	5.45%	5.49%	5.40%	5.47%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%

Cash balance plan interest crediting rate	5.36%	5.46%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2025	2024	2023	2025	2024	2023
Net periodic benefit cost:
Weighted average discount rate	5.49%	4.80%	5.00%	5.47%	4.79%	4.98%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.25%	6.25%	6.00%	6.25%	6.25%	6.00%
Cash balance plan interest crediting rate	5.46%	4.78%	4.99%	n/a	n/a	n/a

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2025	2024

Assumed annual increase	5.00%	5.00%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2026	2025

The Company’s exposure to medical inflation is limited to a maximum annual increase of 3%. In the event annual premiums increase greater than 3% plan participants are responsible for the balance of premiums which exceeded the 3% limit.

Benefit Plan Funded Status

The following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2025 and 2024.

	Defined Benefit Plans		Postretirement Benefit Plans

	2025	2024	2025	2024

	(in millions)		(in millions)

Fair value of plan assets	$5,534	$5,287	$52	$59

Projected benefit obligation	5,704	5,431	417	418

Funded status	(170)	(144)	(365)	(359)

Nonadmitted asset	(986)	(953)	-	-

Financial statement liability	$(1,156)	$(1,097)	$(365)	$(359)

The PBO for defined benefit plans above included $1,156 million and $1,097 million related to unfunded non-qualified plans at December 31, 2025 and 2024, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 122% of the projected benefit obligations of these plans at both December 31, 2025 and 2024.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other changes in surplus in the statutory statements of changes in surplus.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2025 and 2024:

	For the year ended December 31, 2025

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at December 31 - prior year	$(489)	$40	$205	$40	$136

Amortization from surplus into net periodic benefit cost	17	(25)	(2)	(3)	(12)

Changes in plan assets and benefit obligations recognized in surplus	79	-	-	(6)	-

Balance at December 31	$(393)	$15	$203	$31	$124

	For the year ended December 31, 2024

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at December 31 - prior year	$(777)	$65	$211	$12	$148

Amortization from surplus into net periodic benefit cost	29	(25)	(6)	(1)	(12)

Changes in plan assets and benefit obligations recognized in surplus	259	-	-	29	-

Balance at December 31	$(489)	$40	$205	$40	$136

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2025, 2024 and 2023 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2025	2024	2023	2025	2024	2023

	(in millions)			(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$196	$205	$192	$4	$5	$5

Interest cost on projected obligations	284	267	255	21	20	21

Amortization of experience losses	17	29	36	(3)	(1)	(1)

Amortization of prior service (credits) costs	(25)	(25)	(25)	(12)	(12)	(12)

Amortization of initial net asset	(2)	(6)	(31)	-	-	-

Expected return on plan assets	(323)	(329)	(294)	(3)	(4)	(5)

Net periodic benefit cost (credit)	$147	$141	$133	$7	$8	$8

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2026 through 2035 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2026	$241	$26

2027	303	26

2028	312	26

2029	324	26

2030	333	26

2031-2035	1,807	132

Total	$3,320	$262

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company may provide a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2025, 2024 and 2023, the Company expensed total contributions to these plans of $41 million, $40 million and $39 million, respectively. In lieu of making matching contributions to the employee 401(k) plan in 2025, 2024 and 2023, the Company awarded additional cash balance credits.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60 - 80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2025 and 2024, the net amount due from NLTC under this agreement was $54 million and $53 million, respectively.

Amounts in the statutory financial statements are reported net of the impact of reinsurance. Policy benefit reserves were reported net of ceded reserves of $1.6 billion at both December 31, 2025 and 2024. The Company does not have any reinsurance contracts that are subject to Actuarial Guideline 48.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2025, 2024 and 2023 were as follows:

	For the years ended December 31,
	2025	2024	2023

	(in millions)

Direct premium revenue	$24,897	$23,532	$22,213

Premiums assumed	941	905	866

Premiums ceded	(1,147)	(1,119)	(1,076)

Premium revenue	$24,691	$23,318	$22,003

Direct benefit expense	$26,450	$24,738	$23,564

Benefits assumed	1,138	1,116	1,017

Benefits ceded	(878)	(805)	(797)

Total benefits	$26,710	$25,049	$23,784

In addition, the Company received $107 million, $111 million and $115 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2025, 2024 and 2023, respectively. These amounts are reported in other income in the statutory statements of operations. For the years ended December 31, 2025, 2024 and 2023, the Company incurred $118 million, $121 million and $113 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2025 and 2024 that were considered by the Company to be uncollectible. No reinsurance contracts were identified which require disclosure under paragraph 79-84 of SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance.

10.	Federal Income Taxes

The results of the Company’s operations are consolidated with the following entities for purposes of filing the Company’s consolidated federal income tax return:

Northwestern Mutual Investment Services, LLC	Mason Street Advisors, LLC
NML Real Estate Holdings, LLC & subsidiaries	NM GP Holdings, LLC & subsidiaries
NML Securities Holdings, LLC & subsidiaries	NM Pebble Valley, LLC
Northwestern Mutual MU TLD Registry, LLC	Northwestern Mutual Registry, LLC
Northwestern Mutual Wealth Management Company	QOZ Holding Co, LLC & subsidiaries
NM Strategic Asset Holdings, LLC & subsidiaries	NM Career Distrib. Holdings, LLC & subsidiaries
GRO-SUB, LLC	NM SAS, LLC & subsidiaries
NM Investment Management Co., LLC & subsidiaries	NM VI Holdings, LLC & subsidiaries
Northwestern Long Term Care Ins. Co	Wysh Holdings, LLC & subsidiaries
Wysh Life & Health Insurance Co. & subsidiaries	Lake Emily Holdings, LLC & subsidiaries
NM TES, LLC

The Company collects from or refunds to these entities their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these entities determine their share of consolidated tax payments or refunds as if each entity filed a separate federal income tax return on a stand-alone basis.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The components of current income tax expense (benefit) in the statutory statements of operations for the years ended December 31, 2025, 2024 and 2023 related to ordinary taxable income (loss) were as follows:

	For the years ended December 31,
	2025	2024	2023

	(in millions)
Tax payable on ordinary income	$224	$290	$220
Low income housing tax credits	(178)	(167)	(167)
Other tax credits	(22)	(221)	(48)
Change in contingent tax liabilities	—	—	—

Total current tax expense (benefit)	$24	$(98)	$5

In addition to current income tax expense (benefit) related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on capital gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads, are deferred to the IMR net of any related tax expense or benefit. Current tax (benefit) expense of $(182) million, $(250) million and $(613) million was included in net IMR deferrals for the years ended December 31, 2025, 2024 and 2023, respectively. In addition, net realized capital gains and losses as reported in the statutory statements of operations included current tax (benefit) expense of $(4) million, $59 million and $142 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2025, 2024 and 2023 differs from the amount obtained by applying the statutory rate of 21% to gain (loss) from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2025	2024	2023

	(in millions)

Provision computed at statutory rate	$(73)	$(141)	$(433)

Adjustments to the statutory rate:

Subsidiary distributions	(402)	(216)	(376)

Tax credits	(107)	(241)	(247)

Amortization of IMR	75	58	13

Dividends received deduction	(52)	(50)	(41)

Employee benefits	5	9	5

Deferred adjustments	(137)	85	(94)

Other	39	12	98

Total statutory income tax (benefit)	$(652)	$(484)	$(1,075)

Federal income tax (benefit) expense reported on the statutory statements of operations	$24	$(98)	$5

Capital gains tax (benefit), net of IMR transfers	(186)	(191)	(472)

Change in net deferred tax assets	(490)	(195)	(608)

	$(652)	$(484)	$(1,075)

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made (received) net income tax payments (refunds), including subsidiaries, of $111 million, $(391) million and $0 million to (from) the IRS during the years ended December 31, 2025, 2024 and 2023, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2025, 2024 and 2023 that are available for recoupment are $18 million, $9 million and $0 million, respectively.

Federal income tax returns for 2018 and prior years are closed as to further assessment of tax. Income taxes payable in the statutory statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date. The Company had no deposits admitted under Section 6603 of the Internal Revenue Code.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the company. For the years ended December 31, 2025 and 2024 contingent liabilities were as follows:

For the years ended December 31,
	2025	2024
(in millions)
(in millions)
Balance at January 1	$-	$-
(Reductions) additions for tax positions of prior years	-	-

Balance at December 31	$-	$-

There were no uncertain tax positions or interest-related expense included in contingent tax liabilities at December 31, 2025 and 2024.

The company is an applicable reporting entity under the corporate alternative minimum tax (CAMT) and the accompanying statutory financial statements include an estimated impact of the CAMT of zero for years ended December 31, 2025 and 2024.

On July 4, 2025, the tax and spending bill commonly known as the “One Big Beautiful Bill Act” (OBBBA) was enacted. The provisions of the OBBBA will not have a material impact on surplus.

The components of net deferred tax assets reported in the statutory statements of financial position at December 31, 2025 and 2024 were as follows:

	December 31,
	2025	2024	Change

	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,583	$1,468	$115
Investments	817	785	32
Policy benefit liabilities	2,254	2,107	147
Benefit plan obligations	549	531	18
Capitalized R&D	141	180	(39)
Fixed assets	16	20	(4)
Tax credit carryforward	200	34	166
Other	129	98	31

Gross deferred tax assets	5,689	5,223	466

Nonadmitted deferred tax assets	-	-	-

Gross admitted deferred tax assets	5,689	5,223	466

Deferred tax liabilities:
Investments	1,675	1,618	57
Other	680	729	(49)

Gross deferred tax liabilities	2,355	2,347	8

Net deferred tax assets	$3,334	$2,876	$458

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2025 and 2024.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Significant components of the calculation of net admitted deferred tax assets at December 31, 2025 and 2024 were as follows (in millions):

	December 31, 2025			December 31, 2024			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$4,872	$817	$5,689	$4,438	$785	$5,223	$434	$32	$466
Statutory valuation allowance adjustment	-	-	-	-	-	-		—	—

Adjusted gross deferred tax assets	4,872	817	5,689	4,438	785	5,223	434	32	466
Deferred tax assets nonadmitted	-	-	-	-	-	-	-	-	-

Subtotal net admitted deferred tax asset	4,872	817	5,689	4,438	785	5,223	434	32	466
Deferred tax liabilities	680	1,675	2,355	729	1,618	2,347	(49)	57	8

Net admitted deferred tax asset/ (liability)	$4,192	$(858)	$3,334	$3,709	$(833)	$2,876	$483	$(25)	$458

	December 31, 2025			December 31, 2024			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$9	$9	$-	$-	$-	$-	$9	$9
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	2,981	368	3,349	2,582	312	2,894	399	56	455
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,891	440	2,331	1,856	473	2,329	35	(33)	2

Total deferred tax assets admitted as the result of application of SSAP No. 101	$4,872	$817	$5,689	$4,438	$785	$5,223	$434	$32	$466

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$3,349			$2,894			$455

b. Adjusted gross deferred tax assets allowed per limitation threshold			$4,503			$4,328			$175

Ratio percentage used to determine recovery period and threshold limitation amount			1017%			1058%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$30,018			$28,855

All gross deferred tax liabilities have been recognized at December 31, 2025 and 2024. The Company did not employ tax planning strategies in its valuation allowance assessment at December 31, 2025 and 2024. The Company employed tax planning strategies that rely on the use of reinsurance in its determination of the net admitted ordinary DTAs at December 31, 2025 and 2024. At December 31, 2025 and 2024, the percentage of ordinary character net DTAs admitted as a result of tax planning strategies was 5% and 4%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate acquisitions, mortgage loans and other investments. These forward commitments aggregated to $10.7 billion and $8.7 billion at December 31, 2025 and 2024, respectively, and were extended at market interest rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2025.

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives and financial representative programs (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than 1 year to 13 years at December 31, 2025.

The following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2025 and 2024, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2025			December 31, 2024

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation	$112		$14	$93		$9

Guarantees of real estate obligations	686		7	552		6

Guarantees issued on behalf of wholly-owned subsidiaries	381		-	47		-

Guarantees on behalf of field loan support program	133		-	100		-

Total guarantees	$1,312		$21	$792		$15

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, the Company guarantees NLTC’s policyowners its ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was amended during 2025 to extend the length of the agreement through December 31, 2030 and increase the aggregate capital contribution limit from $300 million to $450 million. The Company contributed $15 million of capital to NLTC in each of the years ended December 31, 2025 and 2024. The Company has contributed a total of $275 million to NLTC through December 31, 2025. The Company reported a payable to NLTC of $76 million and $73 million at December 31, 2025 and 2024, respectively, which is reported in other liabilities in the statutory statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and outstanding at December 31, 2025:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
			(in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$74	$1,454	6.063%	3/30/2040
2017 Notes	9/26/2017	1,200	1,198	46	370	3.850%	9/30/2047
2019 Notes	9/20/2019	1,347	1,177	49	294	3.625%	9/30/2059
2021 Notes	3/22/2021	900	897	31	148	3.450%	3/30/2051
2025 Notes	5/21/2025	1,000	1,000	36	36	6.170%	5/29/2055

	Total	$5,671	$5,496	$236	$2,302

On May 21, 2025, the Company issued surplus notes (“2025 notes”) with a principal balance of $1.0 billion bearing an interest rate of 6.170% and having a maturity date of May 29, 2055.

Each series of notes was distributed pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Interest on the 2010, 2017, and 2019 notes is payable semi-annually on March 30 and September 30 while interest on the 2021 and 2025 notes is payable semi-annually on June 30 and December 30. All interest payments are subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017, 2021 and 2025 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017, 2019, 2021 and 2025 notes are redeemable, at par, in the event of certain defined tax events.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Accounting Principles No. 100—Revised, Fair Value Measurements (SSAP 100R). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“Level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“Level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“Level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

For financial instruments included in the scope of SSAP 100R, the statement value and fair value at December 31, 2025 and 2024 were as follows:

	December 31, 2025

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

			(in millions)
General account investment assets:
Bonds
Issuer credit obligations	$161,290	$154,203	$5,303	$129,276	$19,624	$-
Asset-backed securities	48,718	47,654	-	42,438	5,216	-

Total bonds	210,008	201,857	5,303	171,714	24,840	-
Mortgage loans	60,066	58,035	-	-	58,035	-
Common and preferred stocks	3,183	3,212	1,907	783	522	-
Policy loans	21,044	21,044	-	-	21,044	-
Other investments	2,106	2,687	-	2,278	409	-
Cash and short-term investments	5,089	5,089	1,157	3,932	-	-

Separate account assets	44,395	44,395	40,324	2,674	762	635

General account liabilities:
Investment-type insurance reserves	18,820	18,345	-	-	18,345	-
Liabilities for repurchase agreements	2,591	2,591	-	2,591	-	-
Derivative liabilities	743	765	-	765	-	-

Separate account liabilities	44,395	44,395	40,324	2,674	762	635

	December 31, 2024

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

			(in millions)
General account investment assets:
Bonds	$201,544	$187,459	$4,021	$161,712	$21,726	$-
Mortgage loans	57,078	52,939	-	-	52,939	-
Common and preferred stocks	2,789	2,797	1,761	531	505	-
Policy loans	20,039	20,039	-	-	20,039	-
Other investments	2,303	2,591	-	2,373	218	-

Cash and short-term investments	8,052	8,052	1,211	6,841	-	-

Separate account assets	40,672	40,672	36,774	2,584	776	538
General account liabilities:
Investment-type insurance reserves	17,218	16,840	-	-	16,840	-
Liabilities for repurchase agreements	3,208	3,208	-	3,208	-	-
Derivative liabilities	210	549	-	549	-	-

Separate account liabilities	40,672	40,672	36,774	2,584	776	538

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Bonds

Bonds classified as Level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private issuer credit obligations such as, corporate bonds and municipal bonds, and asset-backed securities, are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as Level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities include stocks that are valued based on prices obtained from independent pricing services or internally-developed pricing models utilizing observable inputs and stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as Level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Other Investments

Other investments primarily consist of derivative assets (as described above), the Company’s investment in surplus note issuances of other mutual insurance companies, capital notes, debt securities that do not qualify as bonds and residual tranches. The surplus note instruments, capital notes and debt securities that do not qualify as bonds are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The fair value of residual tranches is derived using non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs and therefore is classified as Level 3.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as Level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value. Separate account assets for which fair value is determined by a Net Asset Value (NAV) are mutual funds for which the NAV is used as a practical expedient as allowed under SSAP 100R.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100R are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies, funding agreements and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statutory statements of financial position at December 31, 2025 and 2024.

	December 31, 2025

	Quoted prices in	Significant	Significant	Net

	active markets for	observable	unobservable	Asset

	identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

		(in millions)
General account:
Bonds
Issuer credit obligations	$1,389	$-	$180	$-	$1,569
Asset-backed securities	-	8	-	-	8

Total bonds	1,389	8	180	-	1,577
Common and preferred stocks	1,907	125	435	-	2,467
Money market mutual funds	1,008	-	-	-	1,008
Other investments	-	521	280	-	801
Derivative liabilities	-	89	-	-	89

Total general account	$4,304	$743	$895	$-	$5,942

Separate accounts:
Mutual fund investments	$38,752	$-	$-	$-	$38,752
Other benefit plan assets/liabilities	21	26	6	5	58
Pension and postretirement assets:
Bonds	564	2,559	79	-	3,202
Common and preferred stock	914	3	55	630	1,602
Cash and short-term securities	29	75	-	-	104
Other assets/liabilities	44	11	622	-	677

Subtotal pension and postretirement assets	1,551	2,648	756	630	5,585

Total separate accounts	$40,324	$2,674	$762	$635	$44,395

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

	December 31, 2024

	Quoted prices in	Significant	Significant	Net

	active markets for	observable	unobservable	Asset

	identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

		(in millions)
General account:
Bonds	$280	$1	$294	$-	$575
Common and preferred stocks	1,761	1	479	-	2,241
Money market mutual funds	1,162	-	-	-	1,162
Other investments	-	539	206	-	745
Derivative liabilities	-	129	-	-	129

Total general account	$3,203	$670	$979	$-	$4,852

Separate accounts:
Mutual fund investments	$35,244	$-	$-	$-	$35,244
Other benefit plan assets/liabilities	46	29	6	3	84
Pension and postretirement assets:
Bonds	566	2,458	112	-	3,136
Common and preferred stock	834	1	74	535	1,444
Cash and short-term securities	34	88	-	-	122
Other assets/liabilities	50	8	584	-	642

Subtotal pension and postretirement assets	1,484	2,555	770	535	5,344

Total separate accounts	$36,774	$2,584	$776	$538	$40,672

During 2025 and 2024, transfers into Level 3 are the result of observable market data, such as public ratings, no longer being available and transfers out of Level 3 are the result of observable market data, including 3rd party vendor prices and public ratings, being available and utilized in the determination of the fair market value of the securities.

The following tables summarize the changes in fair value of Level 3 financial instruments for the years ended December 31, 2025 and 2024.

For the year ended December 31, 2025	General account common and preferred stock	General account bonds	General account other investments	Separate account assets

		(in millions)
Fair value, beginning of period	$479	$294	$206	$776

Realized gains/(losses)	(5)	(101)	(48)	41

Unrealized gains/(losses)	(15)	16	55	6

Purchases	55	14	184	92

Sales	(79)	(43)	(120)	(155)

Net discount/premium	-	-	-	1

Transfers into Level 3	-	109	10	2

Transfers out of Level 3	-	(109)	(7)	(1)

Fair value, end of period	$435	$180	$280	$762

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

For the year ended December 31, 2024	General account common and preferred stock	General account bonds	General account other investments	Separate account assets

	(in millions)
Fair value, beginning of period	$475	$219	$120	$777

Realized gains/(losses)	(28)	(8)	-	40

Unrealized gains/(losses)	10	14	(18)	6

Issuances	-	-	-	-

Purchases	104	14	120	86

Sales	(82)	(16)	(16)	(136)

Settlements	-	-	-	-

Net discount/premium	-	-	-	1

Transfers into Level 3	-	136	-	3

Transfers out of Level 3	-	(65)	-	(1)

Fair value, end of period	$479	$294	$206	$776

The fair values of Level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

We have audited the statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”) as of December 31, 2025 and for the year then ended and our report thereon is presented in this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental selected statutory financial data, investment risk interrogatories, and summary investment schedule (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 17, 2026

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2025

The following is a summary of certain financial information included in exhibits and schedules in the Annual Statement filed with the Office of the Commissioner of Insurance of Wisconsin subjected to audit procedures by independent auditors.

(in millions)
Investment Income Earned:

U.S. Government bonds	$179

Other bonds (unaffiliated)	9,355

Bonds of affiliates	—

Preferred stocks (unaffiliated)	46

Preferred stocks of affiliates	—

Common stocks (unaffiliated)	75

Common stocks of affiliates	173

Mortgage loans	2,662

Real estate	291

Premium notes, policy loans and liens	1,398

Cash on hand and on deposit	2

Short-term investments	324

Other investments	2,565

Derivative instruments	98

Aggregate write-ins for investment income	9

Gross investment income	$17,177

Real Estate Owned - Book Value less Encumbrances	$2,963

Mortgage Loans - Book Value:

Farm mortgages	$—

Residential mortgages	—

Commercial mortgages	60,066

Total mortgage loans	$60,066

Mortgage Loans by Standing - Book Value:

Good standing	$60,015

Good standing with restructured terms	$52

Interest overdue more than 90 days, not in foreclosure	$—

Foreclosure in process	$—

Other Long Term Assets - Statement Value	$34,373

Collateral Loans	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:

Bonds	$—

Preferred stocks	$—

Common stocks	$584

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2025

(in millions)
Bonds and Short-Term Investments by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:

Due within one year or less	$19,940

Over 1 year through 5 years	71,806

Over 5 years through 10 years	56,156

Over 10 years through 20 years	28,487

Over 20 years	36,162

No Maturity Date	1,389

Total by Maturity	$213,940

Bonds by NAIC Designation - Statement Value:

NAIC 1	$127,770

NAIC 2	71,339

NAIC 3	7,017

NAIC 4	5,094

NAIC 5	2,184

NAIC 6	536

Total by NAIC Designation	$213,940

Total Bonds Publicly Traded	$113,193

Total Bonds Privately Placed	$100,747

Preferred stocks - Statement Value	$862

Common stocks - Market Value	$2,906

Short Term Investments - Book Value	$649

Options, Caps & Floors Owned - Statement Value	$399

Options, Caps & Floors Written and In Force - Statement Value	$—

Collar, Swap & Forward Agreements Open - Statement Value	$14

Futures Contracts Open - Current Value	$—

Cash on deposit	$149

Life Insurance In Force:

Industrial	$—

Ordinary	$2,473,454

Credit life	$—

Group life	$8,692

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2025

(in millions)
Amount of Accidental Death Insurance in

Force Under Ordinary Policies	$3,870

Life Insurance Policies with Disability Provisions In Force

Industrial	$—

Ordinary	$1,437,981

Credit life	$—

Group life	$7,673

Supplementary Contracts In Force:

Ordinary - Not Involving Life Contingencies:

Amount on deposit	$2,138

Income payable	$84

Ordinary - Involving Life Contingencies

Income payable	$184

Group - Not Involving Life Contingencies

Amount of deposit	$—

Income payable	$—

Group Involving Life Contingencies

Income payable	$—

Annuities - Ordinary:

Immediate - amount of income payable	$795

Deferred - fully paid account balance	$619

Deferred - not fully paid - account balance	$24,189

Annuities - Group:

Amount of income payable	$—

Fully paid account balance	$965

Not fully paid - account balance	$6,931

Accident and Health Insurance - Premiums In Force:

Group	$123

Other	$1,524

Credit	$—

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2025

(in millions)
Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	$14,454

Dividend accumulations - account balance	$54

Claim Payments - 2025:

Group Accident and Health

Year Ended December 31, 2025:
2025	$5

2024	$4

2023	$3

2022	$2

2021	$1

Prior	$11

Other Accident and Health:
2025	$54

2024	$136

2023	$118

2022	$83

2021	$67

Prior	$437

Other coverages that use developmental methods to calculate

Claims Reserves:
2025	$—

2024	$—

2023	$—

2022	$—

2021	$—

Prior	$—

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2025

Answer the following interrogatories by stating the applicable U.S. Dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11 and, if applicable 20 through 24. Answer each of the interrogatories 5 through 19 (except 11) only if the reporting entity’s aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity’s total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1. State the reporting entity’s total admitted assets as reported on Page 2 of this Annual Statement.	$354,618

2.

State by investment category the 10 largest exposures to a single issuer/borrow/investment, excluding U.S. Government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as, exempt, property occupied by the company and policy loans.

	1	2	2	3
	Issuer	Description of Exposure	Amount	Percentage of Total
			(in millions)	Admitted Assets
2.01	Comcast Corp	Public Private Bonds, Stocks, TCI	$1,190	0.3%
2.02	Unitedhealth Group Inc	Public Bonds, Stocks	$1,148	0.3%
2.03	Meta Platforms Inc	Public Bonds, Stocks	$1,175	0.3%
2.04	Southern Co	Public Private Bonds, Stocks	$1,127	0.3%
2.05	Golden Road It Pd 1 Llc	Private Equity	$1,062	0.3%
2.06	Enbridge Inc	Public Private Bonds	$1,058	0.3%
2.07	Bank Of America Corp	Public Private Bonds, TCI	$1,041	0.3%
2.08	Sempra Energy	Public Bonds, Stocks	$1,031	0.3%
2.09	Oracle Corp	Public Bonds, Stocks	$1,015	0.3%
2.10	Exelon Corp	Public Private Bonds, Stocks	$993	0.3%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designations.

Bonds	1	2	Preferred Stocks	3	4
	(in millions)			(in millions)
NAIC-1	$127,770	36.0%	NAIC-1	$453	0.1%
NAIC-2	$71,339	20.1%	NAIC-2	$243	0.1%
NAIC-3	$7,017	2.0%	NAIC-3	$81	—%
NAIC-4	$5,094	1.4%	NAIC-4	$6	—%
NAIC-5	$2,184	0.6%	NAIC-5	$71	—%

NAIC-6	$537	0.2%	NAIC-6	$8	—%

4.

State the amounts and percentages of the reporting entity’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86 – Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions), including

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets Yes ( ) No (X)
		1	2
		(in millions)
4.02	Total admitted assets held in foreign investments	$33,963	9.6%
4.03	Foreign-currency denominated investments of	$—	— %
4.04	Insurance liabilities denominated in that same foreign currency	$—	— %

If response to 4.01 above is yes, detail is not required for interrogatories 5 – 10.

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2025

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2

		(in millions)

5.01	NAIC-1	$29,907	8.4%

5.02	NAIC-2	$3,930	1.1%

5.03	NAIC-3 or below	$126	—%

6.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC – 1:	(in millions)

6.01	UNITED KINGDOM	$11,743	3.3%

6.02	AUSTRALIA	$5,859	1.7%

	Countries designated NAIC-2

6.03	MEXICO	$1,132	0.3%

6.04	ITALY	$459	0.1%

	Countries designated NAIC – 3 or below:

6.05	BRAZIL	$40	0.0%

6.06	LIBERIA	$30	0.0%

	1	2
	(in millions)

7. Aggregate unhedged foreign currency exposure:	$254	0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
		(in millions)

8.01	Countries designated NAIC-1	$254	0.1%

8.02	Countries designated NAIC-2	$—	0.0%

8.03	Countries designated NAIC-3 or below	$—	0.0%

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2025, 2024 and 2023

9.	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign

		1	2
	Countries designated NAIC – 1:	(in millions)
9.01	IRELAND	$121	0.0%
9.02	UNITED KINGDOM	$93	0.0%

	Countries designated NAIC-2
9.03		$—	0.0%
9.04		$—	0.0%

	Countries designated NAIC – 3 or below:
9.05		$—	0.0%
9.06		$—	0.0%

10.	List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4

				Percentage of Total

	Issuer	NAIC	Amount	Admitted Assets
		Designation
			(in millions)

10.01	BROOKFIELD INFRASTRUCTURE PART	2	$570	0.2%

10.02	HEATHROW FUNDING LTD	2	$568	0.2%

10.03	CHANEL LTD	1	$531	0.2%

10.04	PFIZER INC	1	$515	0.2%

10.05	QUADGAS HOLDINGS TOPCO LIMITED	2	$477	0.1%

10.06	SCOTTISH MORTGAGE INVESTMENT	1	$476	0.1%

10.07	RIO TINTO PLC	1	$439	0.1%

10.08	BANCO SANTANDER SA	2	$435	0.1%

10.09	UNIVERSITY OF EDINBURGH	1	$425	0.1%

10.10	VODAFONE GROUP PLC	2	$325	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 11?                              Yes (X) No ( )

(in millions)

$—	0.0%

$—	0.0%

$—	0.0%

$—	0.0%

12.

Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 12?                    Yes (X) No ( )

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2025

	1	2	3
(in millions)

12.02	Aggregate statement value of investments with contractual sales restrictions Largest 3 investments with contractual sales restrictions	$—	0.0%

	12.03	$—	0.0%

	12.04	$—	0.0%

	12.05	$—	0.0%

13.

Amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

13.01 Assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 13?                                       Yes ()  No (X)

1	3	4
Issuer	Amount	Percentage of Total Admitted Assets
	(in millions)
13.02 NML SECURITIES HOLDINGS LLC	$17,021	4.8%
13.03 NM TES LLC	$2,327	0.7%
13.04 NML REAL ESTATE HOLDINGS LLC	$1,150	0.3%
13.05 GOLDEN ROAD IT PD 1 LLC	$1,062	0.3%
13.06 NMC PRIV EQUITY PARTNERS LP	$648	0.2%
13.07 ARES PATHFINDER CORE FUND LP	$524	0.2%
13.08 QOZ Holding Company, LLC	$454	0.1%
13.09 NMIS LLC	$448	0.1%
13.10 NORTHWESTERN LONG TERM CARE	$308	0.1%
13.11 NM WEALTH MANAGEMENT CO	$277	0.1%

14.

Amounts and percentages of the reporting entity’s total admitted held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

14.01 Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 14?                         Yes (X)  No ( )

1	2	3
(in millions)
14.02 Aggregate statement value of investments held in nonaffiliated, privately placed equities	$—	0.0%
Largest 3 investments held in nonaffiliated, privately placed equities:
14.03	$—	0.0%
14.04	$—	0.0%
14.05	$—	0.0%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2025

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests (included in other equity securities).

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 15                               Yes (X)   No ( )

1	2	3
(in millions)

15.02 Aggregate statement value of investments held in general partnership interests	$—	0.0%

Largest 3 investments in general partnership interests:

15.03	$—	0.0%

15.04	$—	0.0%

15.05	$—	0.0%

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans (reported in Schedule B).

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 16?                                Yes ( )  No (X)

Largest 10 aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

1		2	3

Type (Residential, Commercial, Agricultural)		Amount	Percentage of Total Admitted Assets
		(in millions)
16.02	Commercial	$429	0.1%
16.03	Commercial	$405	0.1%
16.04	Commercial	$330	0.1%
16.05	Commercial	$301	0.1%
16.06	Commercial	$300	0.1%
16.07	Commercial	$300	0.1%
16.08	Commercial	$296	0.1%
16.09	Commercial	$270	0.1%
16.10	Commercial	$265	0.1%
16.11	Commercial	$260	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		1	2
		(in millions)
16.12	Construction Loans	$2,384	0.7%
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$—	— %
16.15	Mortgage loans foreclosed	$—	— %
16.16	Restructured mortgage loans	$52	0.0%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2025

17.	Aggregate mortgage loans having the following loan-to-value ratios are determined from the most current appraisal as of the Annual Statement date:

Loan-to-Value	Residential		Commercial		Agricultural

	1	2	3	4	5	6

	(in millions)		(in millions)		(in millions)

17.01 above 95%	$—	—%	$1,356	0.4%	$—	—%

17.02 91 to 95%	$—	—%	$260	0.1%	$—	—%

17.03 81 to 90%	$—	—%	$998	0.3%	$—	—%

17.04 71 to 80%	$—	—%	$2,870	0.8%	$—	—%

17.05 below 71%	$—	—%	$54,583	15.4%	$—	—%

18.

Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate (reported in Schedule A, excluding property occupied by the company).

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 18?                               Yes (X)  No ( )

Largest five investments in any one parcel or group of contiguous parcels of real estate:

1	2	3
(in millions)

	$—	—%

	$—	—%

	$—	—%

	$—	—%

	$—	—%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 19?                      Yes (X)  No ( )

1	2	3

(in millions)
19.02 Aggregate statement value of investments held in mezzanine real estate loans:	$—	—%

Largest three investments held in mezzanine real estate loans:

19.03	$—	—%
19.04	$—	—%
19.05	$—	—%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2025

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At Year End		At End of Each Quarter (Unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
20.01 Securities lending (do not include asset held as collateral for such transactions)	$—	—%	$—	$—	$—
20.02 Repurchase agreements	$2,591	0.7%	$3,220	$3,185	$2,589
20.03 Reverse repurchase agreements	$—	—%	$—	$—	$—
20.04 Dollar repurchase agreements	$—	—%	$—	$—	$—
20.05 Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
	1		2	3	4
	(in millions)			(in millions)
21.01 Hedging	$—		—%	$—	—%
21.02 Income generation	$—		—%	$—	—%
21.03 Other	$—		—%	$—	—%

22.

Amounts and percentages of the reporting entity’s total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards:

	At Year End		At End of Each Quarter (unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
22.01 Hedging	$369	0.1%	$356	$363	$382
22.02 Income generation	$—	—%	$—	$—	$—
22.03 Replications	$27	0.0%	$21	$30	$28
22.04 Other	$—	—%	$—	$—	$—

23.

Amounts and percentages of the reporting entity’s total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year End		At End of Each Quarter (unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
23.01 Hedging	$223	0.1%	$164	$171	$211
23.02 Income generation	$—	—%	$—	$—	$—
23.03 Replications	$—	—%	$—	$—	$—
23.04 Other	$—	—%	$—	$—	$—

The Northwestern Mutual Life Insurance Company

Summary Investment Schedule

December 31, 2025

(in millions)

Investment Categories	Gross Investment Holdings: Amount	Gross Investment Holdings: Percentage of Column 1 Line 14	Admitted Assets as Reported in the Annual Statement: Amount	Admitted Assets as Reported in the Annual Statement: Securities Lending Reinvested Collateral Amount	Admitted Assets as Reported in the Annual Statement: Total (Col. 3 + 4) Amount	Admitted Assets as Reported in the Annual Statement: Percentage of Column 5 Line 14

Issuer credit obligations (Schedule D, Part 1, Section 1): U.S. government obligations	$3,975	1.17%	$3,975	$—	$3,975	1.17%

Issuer credit obligations (Schedule D, Part 1, Section 1): Other U.S. government obligations	—	— %	—	—	—	— %

Issuer credit obligations (Schedule D, Part 1, Section 1): Non-U.S. sovereign jurisdiction securities	4,898	1.45%	4,898	—	4,898	1.45%

Issuer credit obligations (Schedule D, Part 1, Section 1): Municipal bonds - general obligations (direct & guaranteed)	1,287	0.38%	1,287	—	1,287	0.38%

Issuer credit obligations (Schedule D, Part 1, Section 1): Municipal bonds - special revenue	3,178	0.94%	3,178	—	3,178	0.94%

Issuer credit obligations (Schedule D, Part 1, Section 1): Project finance bonds issued by operating entities	4,476	1.32%	4,476	—	4,476	1.32%

Issuer credit obligations (Schedule D, Part 1, Section 1): Corporate bonds	125,679	37.09%	125,679	—	125,679	37.11%

Issuer credit obligations (Schedule D, Part 1, Section 1): Mandatory convertible bonds	—	— %	—	—	—	— %

Issuer credit obligations (Schedule D, Part 1, Section 1): Single entity backed obligations	4,580	1.35%	4,580	—	4,580	1.35%

Issuer credit obligations (Schedule D, Part 1, Section 1): SVO-Identified bond exchange traded funds-fair value	1,389	0.41%	1,389	—	1,389	0.41%

Issuer credit obligations (Schedule D, Part 1, Section 1): SVO-Identified bond exchange traded funds-systematic value	—	— %	—	—	—	— %

Issuer credit obligations (Schedule D, Part 1, Section 1): Bonds issued by funds representing operating entities	8,120	2.40%	8,120	—	8,120	2.40%

Issuer credit obligations (Schedule D, Part 1, Section 1): Bank loans-issued	—	— %	—	—	—	— %

Issuer credit obligations (Schedule D, Part 1, Section 1): Bank loans - acquired	3,709	1.09%	3,709	—	3,709	1.10%

Issuer credit obligations (Schedule D, Part 1, Section 1): Mortgages loans that qualify as SVO-Identified credit tenant loans	—	— %	—	—	—	— %

Issuer credit obligations (Schedule D, Part 1, Section 1): Certificates of deposit	—	— %	—	—	—	— %

Issuer credit obligations (Schedule D, Part 1, Section 1): Other issuer credit obligations	—	— %	—	—	—	— %

Issuer credit obligations (Schedule D, Part 1, Section 1): Total issuer credit obligations	161,290	47.60%	161,290	—	161,290	47.63%

Asset-backed securities (Schedule D, Part 1, Section 2): Financial asset- backed securities-self-liquidating	41,228	12.17%	41,228	—	41,228	12.17%

Asset-backed securities (Schedule D, Part 1, Section 2): Financial asset- backed securities-not self-liquidating	1,535	0.45%	1,535	—	1,535	0.45%

Asset-backed securities (Schedule D, Part 1, Section 2): Non-financial asset- backed securities	5,954	1.76%	5,954	—	5,954	1.76%

Asset-backed securities (Schedule D, Part 1, Section 2): Total asset-backed securities	48,718	14.38%	48,718	—	48,718	14.39%

Preferred stocks (Schedule D, Part 2, Section 1): Industrial and miscellaneous (Unaffiliated)	862	0.25%	862	—	862	0.25%

Preferred stocks (Schedule D, Part 2, Section 1): Parent, subsidiaries and affiliates	—	— %	—	—	—	— %

Preferred stocks (Schedule D, Part 2, Section 1): Total preferred stocks	862	0.25%	862	—	862	0.25%

Common stocks (Schedule D, Part 2, Section 2): Industrial and miscellaneous - publicly traded (unaffiliated)	1,691	0.50%	1,691	—	1,691	0.50%

Common stocks (Schedule D, Part 2, Section 2): Industrial and miscellaneous - other (unaffiliated)	384	0.11%	384	—	384	0.11%

Common stocks (Schedule D, Part 2, Section 2): Parent, subsidiaries and affiliates-publicly traded	—	— %	—	—	—	— %

Common stocks (Schedule D, Part 2, Section 2): Parent, subsidiaries and affiliates-other	584	0.17%	584	—	584	0.17%

Common stocks (Schedule D, Part 2, Section 2): Mutual funds	—	— %	—	—	—	— %

Common stocks (Schedule D, Part 2, Section 2): Unit investment trusts	—	— %	—	—	—	— %

Common stocks (Schedule D, Part 2, Section 2): Closed-end funds	—	— %	—	—	—	— %

Common stocks (Schedule D, Part 2, Section 2): Exchange traded funds	246	0.07%	246	—	246	0.07%

Common stocks (Schedule D, Part 2, Section 2): Total common stocks	2,906	0.86%	2,906	—	2,906	0.86%

Mortgage loans (Schedule B): Farm mortgages	—	— %	—	—	—	— %

The Northwestern Mutual Life Insurance Company

Summary Investment Schedule

December 31, 2025

(in millions)

Mortgage loans (Schedule B): Residential mortgages	—	— %	—	—	—	— %

Mortgage loans (Schedule B): Commercial mortgages	59,309	17.50%	59,309	—	59,309	17.51%

Mortgage loans (Schedule B): Mezzanine real estate loans	758	0.22%	758	—	758	0.22%

Mortgage loans (Schedule B): Total valuation allowance	—	— %	—	—	—	— %

Mortgage loans (Schedule B): Total mortgage loans	60,066	17.73%	60,066	—	60,066	17.74%

Real estate (Schedule A): Properties occupied by company	958	0.28%	958	—	958	0.28%

Real estate (Schedule A): Properties held for production of income	2,005	0.59%	2,005	—	2,005	0.59%

Real estate (Schedule A): Properties held for sale	—	— %	—	—	—	— %

Real estate (Schedule A): Total real estate	2,963	0.87%	2,963	—	2,963	0.87%

Cash, cash equivalents and short-term investments: Cash (Schedule E, Part 1)	149	0.04%	149	—	149	0.04%

Cash, cash equivalents and short-term investments: Cash equivalents (Schedule E, Part 2)	4,291	1.27%	4,291	—	4,291	1.27%

Cash, cash equivalents and short-term investments: Short-term investments (Schedule DA)	649	0.19%	649	—	649	0.19%

Cash, cash equivalents and short-term investments: Total cash, cash equivalents and short-term investments	5,089	1.50%	5,089	—	5,089	1.50%

Contract loans	21,045	6.21%	21,044	—	21,044	6.21%

Derivatives (Schedule DB)	1,157	0.34%	1,157	—	1,157	0.34%

Other invested assets (Schedule BA)	34,596	10.21%	34,373	—	34,373	10.15%

Receivables for securities	47	0.01%	47	—	47	0.01%

Securities Lending (Schedule DL, Part 1)	—	— %		—	—	— %

Other invested assets (Page 2, Line 11)	137	0.04%	137	—	137	0.04%

Total invested assets	$338,877	100.00%	$338,653	—	$338,653	100.00%

PART C
OTHER INFORMATION
Item 30. Exhibits
Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(d)(1)
Form of Policies –
(1)Extra Ordinary Variable Life Insurance Policy
(Variable Whole Life Policy with Extra Life
Protection), MM17, with application
(2)Extra Ordinary Variable Life Insurance Policy
(Variable Whole Life Policy with Extra Life
Protection), MP17, with application (for employers)
(3)Single Premium Variable Whole Life Insurance
Policy, MM16, with application
(4)Single Premium Variable Whole Life Insurance
Policy, MP16, with application (for employers)
(5)Form of notice of short-term cancellation right
(6)Forms of Optional Riders:
(i) Waiver of Premium Benefit
(ii) Accidental Death Benefit
(iii) Additional Purchase Benefit
(iv) Term Insurance Benefit
(7)Form of Amendment to Variable Life and Variable
EOL Form MM.305.(0593)
(8)Form of Amendment to Single Premium Variable Life
Form MM.306.(0593)
(9)Form of Amendment to Variable Whole Life Form
MM.305.(0594)
(10)Form of Amendment to Variable Whole Life Form
MM.305.(0594)
(11)Form of Amendment to Variable Single Premium Life
Form MM.306.(0594)

Exhibits (d)(1), (d)(2), (d)(3), (d)(4), (d)(5), (d)(6), (d)(7),
(d)(8), (d)(9), (d)(10) and (d)(11) to Form N-6 Post-
Effective Amendment No. 26 for Northwestern Mutual
Variable Life Account, File No. 2-89972, filed on
February 28, 2003

(d)(2)	Amendment to Variable Life and Variable EOL Policy	Exhibit A(5)(a) to Form S-6 Post-Effective Amendment No. 21 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 25, 1999
(e)	Form of Life Insurance Application 90-1 JCL (0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective AmendmentNo. 9 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed April 28, 2005
(f)(1)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit B(1) to Form N-4 Post-Effective Amendment No. 6, File No. 33-58476, filed November 13, 1995
(f)(2)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit B(6) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003
(g)(1)	Reinsurance Agreement dated December 19, 2013 between RGA Reinsurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(1) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(2)	Reinsurance Agreement dated December 19, 2013 between Munich American Reassurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(g)(3)	Reinsurance Agreement dated December 22, 2015 between Munich American Reassurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(3) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(4)	Reinsurance Agreement dated November 7, 2013 between Swiss Re Life & Health American Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (g)(4) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(5)	Reinsurance Agreement dated December 22, 2015 between Swiss Re Life & Health American Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (g)(5) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(6)	Reinsurance Agreement dated December 23, 2013 between General Re Life Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (g)(6) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(7)	Reinsurance Agreement dated December 22, 2013 between Hannover Life Reassurance Company of American and The Northwestern Mutual Life Insurance Company	Exhibit (g)(7) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(8)	Reinsurance Agreement dated December 2, 2013 between SCOR Global Life USA Reinsurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(8) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)
Amendment No. 1 dated December 17, 2020 to the
Participation Agreement dated March 16, 1999 Among
Russell Insurance Funds, Russell Fund Distributors, Inc.
and The Northwestern Mutual Life Insurance Company
Exhibit (h)(a)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(a)(3)
Amendment No. 2 dated July 24, 2024 to the Participation
Agreement dated March 16, 1999, among Russell
Investment Funds, and Russell Investments Financial
Services, LLC (f/k/a Russell Fund Distributors, Inc.) and
The Northwestern Mutual Life Insurance Company
Exhibit (h)(a)(3) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 14, 2025
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed April 28, 2005
(h)(b)(2)
Amendment No. 1 dated October 18, 2006 to
Participation Agreement dated May 1, 2003, by and
among The Northwestern Mutual Life Insurance
Company, Fidelity Distributors Corporation, and each of
Variable Insurance Products Fund, Variable Insurance
Products Fund II, and Variable Insurance Products Fund
III
Exhibit (h)(1)(b)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006
(h)(b)(3)
Amendment No. 2 dated February 9, 2021 to Participation
Agreement dated May 1, 2003, by and among The
Northwestern Mutual Life Insurance Company, Fidelity
Distributors Corporation, and each of Variable Insurance
Products Fund, Variable Insurance Products Fund II, and
Variable Insurance Products Fund III
Exhibit (h)(b)(3) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(b)(4)
Amendment No. 2 dated July 24, 2024, to Participation
Agreement dated May 1, 2003, by and among The
Northwestern Mutual Life Insurance Company, Fidelity
Distributors Company LLC (formerly Fidelity
Distributors Corporation) and each of Variable Insurance
Products Fund, Variable Insurance Products Fund II, and
Variable Insurance Products III, and Variable Insurance
Products Fund V
Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 14, 2025

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(h)(b)(5)
Amended and Restated Participation Agreement dated
May 1, 2025 by and among The Northwestern Mutual
Life Insurance Company, Fidelity Distributors Company
LLC, and each of Variable Insurance Products Fund,
Variable Insurance Products Fund II, Variable Insurance
Products Fund III, Variable Insurance Products Fund IV
and Variable Insurance Products Fund V
Exhibit (h)(b)(5) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(b)(6)
Amendment dated May 1, 2025 to the Amended and
Restated Participation Agreement dated May 1, 2025 by
and among The Northwestern Mutual Life Insurance
Company, Fidelity Distributors Company LLC, and each
of Variable Insurance Products Fund, Variable Insurance
Products Fund II, Variable Insurance Products Fund III,
Variable Insurance Products Fund IV and Variable
Insurance Products Fund V
Exhibit (h)(b)(6) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(c)(1)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (h)(e) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012
(h)(c)(2)	Amendment to Participation Agreement dated January 4, 2021 among Neuberger Berman Advisers Management Trust, Neuberger Berman BD LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(c)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(c)(3)
Amendment No. 2 to Participation Agreement dated
July 24, 2024, among Neuberger Berman Advisers
Management Trust, Neuberger Berman BD LLC
(formerly Neuberger Berman Management, Inc.), and The
Northwestern Mutual Life Insurance Company
Exhibit (h)(c)(3) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 14, 2025
(h)(d)(1)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(d)(2)
Amendment to Participation Agreement dated
January 4, 2021 among Credit Suisse Trust, Credit Suisse
Asset Management, LLC, Credit Suisse Securities (USA)
LLC, and The Northwestern Mutual Life Insurance
Company
Exhibit (h)(d)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(d)(3)	Assignment and Assumption Agreement dated April 24, 2024 among Credit Suisse Securities (USA) LLC, and UBS Asset Management (US) Inc.	Exhibit (h)(d)(3) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No.333-230143, filed on February 14, 2025
(h)(d)(4)
Amendment #2 to Participation Agreement dated
July 24, 2024, among Credit Suisse Trust, UBS Asset
Management (Americas) LLC (formerly Credit Suisse
Asset Management, LLC), and UBS Asset Management
(US) Inc. (formerly Credit Suisse Securities (USA) LLC),
and The Northwestern Mutual Life Insurance Company
Exhibit (h)(d)(4) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No.333-230143, filed on February 14, 2025
(h)(d)(5)
Assignment and Assumption Agreement and Amendment
dated March 13, 2026 among The Northwestern Mutual
Life Insurance Company, Cantor Fitzgerald Variable
Insurance Trust (formerly Credit Suisse Trust), UBS Asset
Management (Americas) LLC, O’Connor Alternative
Investments, LLC, UBS Asset Management (US) Inc.,
and Ultimus Fund Distributors LLC
Filed herewith
(h)(e)
Fund Participation and Service Agreement dated
May 1, 2025 among The Northwestern Mutual Life
Insurance Company, Capital Client Group, Inc., American
Funds Insurance Series, American Funds Service
Company and Capital Research and Management
Company
Exhibit (h)(e) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(h)(f)
Fund Participation Agreement dated May 1, 2025 by and
among The Northwestern Mutual Life Company,
BlackRock Investments, LLC, and each of BlackRock
Variable Series Funds, Inc. and BlackRock Variable Series
Funds II, Inc.
Exhibit (h)(f) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(g)
Fund Participation Agreement dated May 1, 2025 by and
among The Northwestern Mutual Life Company,
Columbia Funds Variable Insurance Trust, Columbia
Funds Variable Series Trust II, Columbia Management
Investment Advisers, LLC and Columbia Management
Investment Distributors, Inc.
Exhibit (h)(g) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(h)
Participation Agreement dated May 1, 2025 among The
Northwestern Mutual Life Insurance Company,
Northwestern Mutual Investment Services, LLC, John
Hancock Variable Insurance Trust and John Hancock
Distributors, LLC
Exhibit (h)(h) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)	Not Applicable
(i)(a)	Administrative Services Agreement dated April 23, 2007 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (h)(e)(1) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(i)(b)(1)	Service Agreement dated May 1, 2003 between The Northwestern Mutual Life Insurance Company and Fidelity Investments Institutional Operations Company, Inc.	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(i)(b)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between The Northwestern Mutual Life Insurance Company and Fidelity Investments Institutional Operations Company, Inc.	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(i)(b)(3)	Amended and Restated Service Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and Fidelity Investments Institutional Operations Company LLC	Exhibit (i)(b)(3) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(c)	Administrative Services Agreement dated October 1, 2013 between Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Company	Exhibit (h)(h)(1) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(i)(d)	Administrative Services Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and BlackRock Advisors, LLC	Exhibit (i)(d) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(e)	Variable Portfolio Administrative Services Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and Columbia Management Investment Services Corp.	Exhibit (i)(e) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(f)	Administrative Services Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and John Hancock Variable Trust Advisers LLC	Exhibit (i)(f) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(j)(a)	Shareholder Information Agreement dated April 13, 2007 among Russell Investment Management Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(a) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(b)
Amendment No. 1 dated October 20, 2008 to Shareholder
Information Agreement dated April 13, 2007 among
Russell Fund Services Company on behalf of Russell
Investment Funds and The Northwestern Mutual Life
Insurance Company
Exhibit (j)(b) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(c)
Shareholder Information Agreement dated April 13, 2007
among Fidelity Distributors Corporation on behalf of
Fidelity® Variable Insurance Products Fund and The
Northwestern Mutual Life Insurance Company
Exhibit (j)(c) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(j)(d)	Shareholder Information Agreement dated April 16, 2007 among Northwestern Mutual Series Fund, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(d) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(e)	Shareholder Information Agreement dated October 16, 2007 among Neuberger Berman Management Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(e) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(f)	Shareholder Information Agreement dated September 27, 2013 among Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(j)(g)	Power of Attorney	Exhibit (j)(g) to Form N-6 Post-Effective Amendment No. 15 for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 13, 2026
(j)(h)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(j)(i)	Rule 22c-2 Agreement dated April 9, 2025 among The Northwestern Mutual Life Insurance Company, American Funds Insurance Series and American Funds Service Company	Exhibit (j)(i) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(j)(j)
Business Agreement dated May 1, 2025 by and among
The Northwestern Mutual Life Insurance Company,
Northwestern Mutual Investment Services, LLC, Client
Capital Group, Inc. and Capital Research and
Management Company
Exhibit (j)(j) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith
(r)	Not Applicable
Item 31. Directors and Officers of the Depositor
The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.
TRUSTEES – As of April 1, 2026
Name	Address
Anne F. Ackerley	Retired Managing Director - BlackRock (Retirement Group) BlackRock 225 W. 86th Street, Apt. #1005 New York, NY 10024

Teresa M. Bitetti	President, Global Oncology Business Unit Takeda Pharmaceuticals International, Inc. 40 Lansdowne Street, 7th Floor Cambridge, MA 02139

Nicholas E. Brathwaite	Founding Managing Partner Celesta Capital 1850 Gateway Drive, Suite 450 San Mateo, CA 94404

Name	Address
Andrew T. Feldstein	Retired CEO & CIO BlueMountain Capital Management (n/k/a Assured Investment Management) 20 Tompkins Road Scarsdale, NY 10583

Timothy J. Gerend	Chairman, President & Chief Executive Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Andrew J. Harmening	President and Chief Executive Officer Associated Bank Associated Bank River Center 111 E. Kilbourn Ave, 2nd Floor, Suite 200 Milwaukee, WI 53202

David P. Hollander	Retired Principal, Global Insurance Sector Leader Ernst & Young, LLP 180 Golf House Road Haverford, PA 19041

Randolph W. Melville	Retired Senior Vice President Frito-Lay North America 7901 Windrose Avenue, Unit 604 Plano, TX 75024

Jaime Montemayor	Chief Digital, Technology and Transformation Officer General Mills One General Mills Boulevard Minneapolis, MN 55426

Timothy H. Murphy	Vice Chair Mastercard, Inc. 2000 Purchase Street Purchase, NY 10577

Andrew N. Nunemaker	Chief Executive Officer Groupware Technologies 10437 W. Innovation Drive, Suite 306 Wauwatosa, WI 53226

Anne M. Paradis	Retired Chief Executive Officer MicroTek, Inc. 69A Howland Street Provincetown, MA 02657

Sandra R. Rogers	Retired Vice President – Supply Chain Hillrom 12363 E. Black Rock Road Scottsdale, AZ 85255

Aarti S. Shah	Retired Senior Vice President, Chief Information and Digital Officer Eli Lilly 13360 Sioux Trail Carmel, IN 46033

Name	Address
Juan C. Zarate	Global Co-Managing Partner & Chief Strategy Officer K2 Integrity 1050 Connecticut Avenue NW, Suite 680 Washington, DC 20036
EXECUTIVE OFFICERS – As of April 1, 2026
Timothy J. Gerend	Chairman, President & Chief Executive Officer
John E. Bentley	Executive Vice President & Chief Investment Officer
Kelly I. Culler	Executive Vice President & Chief People Officer
Todd M. Jones	Executive Vice President & Chief Financial Officer
Raymond J. Manista	Executive Vice President, Chief Legal & Public Affairs Officer
John C. Roberts	Executive Vice President & Chief Field Officer
Bethany M. Rodenhuis	Executive Vice President & Chief Operating Officer and Business Architect
Jeffrey D. Sippel	Executive Vice President & Chief Strategy Officer
Kamilah D. Williams-Kemp	Executive Vice President & Chief Product Officer
The business address for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
Item 32. Persons Controlled By or Under Common Control with the Depositor or Registrant
The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of December 31, 2025 are shown below. In addition to the subsidiaries shown below, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:
1.
NML Variable Annuity Account A
2.
NML Variable Annuity Account B
3.
NML Variable Annuity Account C
4.
Northwestern Mutual Variable Life Account
5.
Northwestern Mutual Variable Life Account II
NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1)
(as of December 31, 2025)
Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Mason Street Advisors LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Management Company LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Services LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Wealth Management Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
All Other Subsidiaries
1838938 Alberta Ltd(2)	Canada	The Northwestern Mutual Life Insurance Company	100.00
200 12th Street LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
720 East LLC(2)	Delaware	Northwestern Mutual Investment Management Company LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
777 North Van Buren Apartments LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Parking LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Retail LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
AC 2020 NMTC Investor LLC(2)	Louisiana	The Northwestern Mutual Life Insurance Company	99.00
Aliyah Apartment Owner LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90.00
Amber LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
Baraboo Inc(2)	Delaware	NML Securities Holdings LLC	100.00
Bayridge LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
BCC Cancer Center Venture LP(2)	Delaware	NM Cancer Center GP LLC	0.01
		NM Imperial LLC	83.99
		RE Corp	16.00
Bell Road Venture Partners LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90.00
Bishop Square LLC(2)	Delaware	NM BSA LLC	100.00
Brandywine Distribution LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Burgundy LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
C - Land Fund LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
Capitol View Joint Venture(2)	Tennessee	C-Land Fund LLC	85.00
Capitol View JV-D(2)	Tennessee	C-Land Fund LLC	80.00
Capitol View JV-E(2)	Tennessee	C-Land Fund LLC	70.00
Cedarstone LLC(2)	Delaware	Baraboo Inc	100.00
Chateau LLC(2)	Delaware	NML Securities Holdings LLC	100.00
Coral Inc(2)	Delaware	NML Securities Holdings LLC	100.00
Cortona Holdings LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
Cream City Venture Capital LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.00
		NML Development Corporation	1.00
Crosland Greens LLC(2)	North Carolina	C-Land Fund LLC	85.00
Crown Farm Partners LLC(2)	Maryland	NM Imperial LLC	99.00
		RE Corp	1.00
Dortmund LLC(2)	Delaware	NML Securities Holdings LLC	100.00
Ellington Residential LLC(2)	Maryland	Crown Farm Partners, LLC	100.00
Fairfield Potomac Club LLC(2)	Delaware	NM Imperial LLC	99.00
		RE Corp	1.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
FC JCAF VI NM GP LLC(2)	Delaware	NM GP Holdings LLC	100.00
FES LLC(2)	Delaware	NML Securities Holdings LLC	100.00
Fifth and Lavaca Republic Square Limited Partnership(2)	Delaware	The Northwestern Mutual Life Insurance Company	94.05
		NM Twin Creeks GP LLC	0.95
GRO-SUB LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hazel Inc(2)	Delaware	NML Securities Holdings LLC	100.00
Higgins Inc(2)	Delaware	NML Securities Holdings LLC	100.00
High Street Station Square Pittsburgh I LLC(2)	Delaware	NM Imperial LLC	89.00
		NM High Street 1 LLC	11.00
Hobby Inc(2)	Delaware	NML Securities Holdings LLC	100.00
Hollenberg 1 Inc(2)	Delaware	NML Securities Holdings LLC	100.00
Iron Key Insurance Services LLC(2)	Delaware	Lake Emily Holdings LLC	100.00
Lake Emily Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Lakelands Associates LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	85.00
Logan Inc(2)	Delaware	NML Real Estate Holdings LLC	100.00
Los Alamitos Corporate Center Joint Venture LLC(2)	California	NM Imperial LLC	99.00
		RE Corp	1.00
Maroon Inc(2)	Delaware	NML Securities Holdings LLC	100.00
Mason & Marshall Inc(2)	Delaware	NML Securities Holdings LLC	100.00
MCC Castro Station LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	98.50
Model Portfolios LLC(2)	Delaware	NML Securities Holdings LLC	100.00
Network Office Cashiership LLC(2)	Delaware	NM Career Distribution Holdings LLC	100.00
Nicolet Inc(2)	Delaware	NML Securities Holdings LLC	100.00
NM BSA LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
NM Cancer Center GP LLC(2)	Delaware	NM Imperial LLC	100.00
NM Career Distribution Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM CLO Inc(2)	Delaware	NML Securities Holdings LLC	100.00
NM DFW Lewisville LLC(2)	Delaware	NM Majestic Holdings LLC	100.00
NM Eagle I LLC(2)	Delaware	NML Securities Holdings LLC	100.00
NM Finance Partners LLC(2)	Delaware	NML Securities Holdings LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NM Gen LLC(2)	Delaware	NML Securities Holdings LLC	100.00
NM GP Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Green LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
NM High Street 1 LLC(2)	Delaware	NM Imperial LLC	89.00
		NM High Street 2 LLC	11.00
NM High Street 2 LLC(2)	Delaware	NM Imperial LLC	100.00
NM Imperial LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
NM Investment Holdings LLC(2)	Delaware	NML Securities Holdings LLC	100.00
NM Lion LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
NM Majestic Holdings LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
NM Neptune LLC(2)	Delaware	NM Regal LLC	100.00
NM Network Office 135 Insurance Agency LLC(2)	Delaware	NM Career Distribution Holdings LLC	100.00
NM Pebble Valley LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Pioneer LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM QOZ Fund II LLC(2)	Delaware	QOZ Holding Company LLC	100.00
NM QOZ Fund III LLC(2)	Delaware	QOZ Holding Company LLC	100.00
NM QOZ Fund IV LLC(2)	Delaware	QOZ Holding Company LLC	100.00
NM QOZ Fund LLC(2)	Delaware	QOZ Holding Company LLC	100.00
NM Raven LLC(2)	Delaware	NM Strategic Asset Holdings LLC	100.00
NM RE Funds LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
NM Regal LLC(2)	Delaware	NML Securities Holdings LLC	100.00
NM Royal LLC(2)	Delaware	NM Strategic Asset Holdings LLC	100.00
NM Strategic Asset Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM TES LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Twin Creeks GP LLC(2)	Delaware	NM Imperial LLC	100.00
NM Van Buren LLC(2)	Delaware	NML Securities Holdings LLC	100.00
NM VI Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-808 West LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NMC JCAF VI CARRY LP(2)	Delaware	Northwestern Mutual Investment Management Company LLC	35.71
NMC V GP LLC(2)	Delaware	NM GP Holdings LLC	100.00
NMC VI GP LLC(2)	Delaware	NM GP Holdings LLC	100.00
NM-Hemlock LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Jasper LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NML Development Corporation(2)	Delaware	NML Securities Holdings LLC	100.00
NML Real Estate Holdings LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NML Securities Holdings LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NMLSP1 LLC(2)	Delaware	NML Securities Holdings LLC	100.00
NM-MNO LLC(2)	Delaware	NM Career Distribution Holdings LLC	100.00
NMPE I GP LLC(2)	Delaware	NM GP Holdings LLC	100.00
NMPE II GP LLC(2)	Delaware	NM GP Holdings LLC	100.00
NMPE III GP LLC(2)	Delaware	NM GP Holdings LLC	100.00
NMPE IV GP LLC(2)	Delaware	NM GP Holdings LLC	100.00
NMPE V GP LLC(2)	Delaware	NM GP Holdings LLC	100.00
NM-Port Royale LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-RESA LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NMRM Holdings LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
NM-SAS LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Target Distribution Center 1 LLC(2)	Delaware	NM-Target.com Distribution Center LLC	89.00
		NM-Target Distribution Center -2 LLC	11.00
NM-Target Distribution Center 2 LLC(2)	Delaware	NM-Target.com Distribution Center LLC	100.00
NM-Target Distribution Center Property Owner LLC(2)	Delaware	NM-Target.com Distribution Center LLC	89.00
		NM-Target Distribution Center -1 LLC	11.00
NM-Target.com Distribution Center LLC(2)	Delaware	NM Imperial LLC	100.00
Northwestern Mutual Capital Equity Fund VII LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	13.38
Northwestern Mutual Capital Equity Fund VII-A LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	39.00
Northwestern Mutual Capital Equity GP VII LP(2)	Delaware	NM GP Holdings LLC	50.00
Northwestern Mutual Capital GP III LLC(2)	Delaware	NM GP Holdings LLC	100.00
Northwestern Mutual Capital GP IV LLC(2)	Delaware	NM GP Holdings LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Northwestern Mutual MU TLD Registry LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Registry LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Series Fund, Inc(3)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
NP Keystone Building 1 LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	82.75
NP Keystone Building 20 LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	91.00
NP Keystone Building 3 LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	84.00
NP Keystone Building 5 LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	93.50
Osprey Links Golf Course LLC(2)	Delaware	Osprey Links LLC	100.00
Osprey Links LLC(2)	Delaware	NM Imperial LLC	99.00
		RE Corp	1.00
Plantation Oaks MHC-NM LLC(2)	Delaware	NM Imperial LLC	100.00
Pompano Property Partners LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90.00
QOZ Holding Company LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
RE Corp(2)	Delaware	NML Real Estate Holdings LLC	100.00
Realen Valley Forge Greenes Associates(2)	Pennsylvania	The Northwestern Mutual Life Insurance Company	95.93
Russet Inc(2)	Delaware	NML Real Estate Holdings LLC	100.00
Scaleybark Phase I LLC(2)	Delaware	C-Land Fund LLC	85.00
Seattle Network Office LLC(2)	Delaware	NM Career Distribution Holdings LLC	100.00
Seazen GP LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Seazen Rocky Point LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.90
		Seazen GP LLC	0.10
Tampa Mariner Street Apts LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90.00
Tupelo Inc(2)	Delaware	NML Securities Holdings LLC	100.00
Two Con Holdings LLC(2)	Delaware	Bishop Square LLC	100.00
Two Con LLC(2)	Delaware	Two Con Holdings LLC	100.00
Two Con SPE LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00
Variable Innovation LLC(2)	Delaware	NM VI Holdings LLC	100.00
Ventura Lakes MHC-NM LLC(2)	Delaware	NM Imperial LLC	100.00
Vienna Metro Joint Venture LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	85.00
Walden OC LLC(2)	Delaware	NML Real Estate Holdings LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Waterside Lanier Venture Partners LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	91.00
Wells Street LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Westpark Corporate Center LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	44.50
		NM GP Holdings LLC	44.50
White Oaks Inc(2)	Delaware	NML Securities Holdings LLC	100.00
Wysh Financial LLC(2)	Delaware	Wysh Holdings LLC	100.00
Wysh Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Wysh Life and Health Insurance Company(2)	Wisconsin	Wysh Holdings LLC	100.00
Wysh LLC(2)	New York	Wysh Holdings LLC	100.00
(1)
Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2025, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.
(2)
Subsidiary included in the consolidated financial statements.
(3)
Northwestern Mutual Series Fund, Inc. consists of 30 series of capital stock, each a separate investment portfolio (the “Portfolios”). The Portfolios consist of: Active/Passive Conservative Portfolio, Active/Passive Balanced Portfolio, Active/Passive Moderate Portfolio, Active/Passive Aggressive Portfolio, Active/Passive Very Aggressive Portfolio, Domestic Equity Portfolio, Emerging Markets Portfolio, Equity Income Portfolio, Focused Appreciation Portfolio, Government Money Market Portfolio, Growth Stock Portfolio, High Yield Bond Portfolio, Index 400 Stock Portfolio, Index 500 Stock Portfolio, Index 600 Stock Portfolio, Inflation Managed Portfolio, International Equity Portfolio, International Growth Portfolio, Large Cap Blend Portfolio, Large Cap Core Stock Portfolio, Large Company Value Portfolio, Long-Term U.S. Government Bond Portfolio, Mid Cap Growth Stock Portfolio, Mid Cap Value Portfolio, Multi-Sector Bond Portfolio, Research International Core Portfolio, Select Bond Portfolio, Short-Term Bond Portfolio, Small Cap Growth Stock Portfolio, and Small Cap Value Portfolio.
Item 33. Indemnification
(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.
(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:
B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.
This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.
C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.
This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.
D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.
The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS also acts as the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), Northwestern Mutual Variable Life Account II (811-21933), and the Trust for Professional Managers (811-10401).
(b) As of April 1, 2026, the directors and officers of NMIS are as follows:
Name	Position
Brett Albers	Treasurer, Financial and Operations Principal
Quentin M. Doll	Director
Bradley L. Eull	Secretary
Betsy Heisler	Vice President - Risk Products
Thomas R. Hendricks	Vice President - Wealth Qualified Programs
Dean M. Hopp	Vice President - IPS Investment Programs
Dawn M. Kalinowski	Chief Operating Officer
Susan K. Limbach	Assistant Treasurer
Nicole E. Lund	Vice President - NMIS Compliance, Chief Compliance Officer
Kelly L. Martin	Assistant Treasurer
Alyssa G. Meyer	Senior Director - IPS Oversight and Controls
Alaka S. Mishal	Chief Technology Officer
Blaire L. Puls	Variable Investment Product Consultant
John C. Roberts	Executive Vice President, Chief Distribution Officer
Michelle A. Rossi-Weida	NMIS Anti-Money Laundering Officer
Deborah A. Schultz	Director
Justin Stipan	Distribution Performance Principal
Oritse J. Uku	Chief Information Security Officer
Laila M. Valters	President
Jonathan P. Viard	Vice President, Supervision Programs
Becki Williams	Vice President - Advanced Markets
Kamilah D. Williams-Kemp	Executive Vice President – New Business

Name	Position
Terry R. Young	Assistant Secretary
Erik W. Zipp	Vice President, Advisor Transitions
The address for each director and officer of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(c) NMIS, the principal underwriter, received $314,793 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.
Item 35. Location of Accounts and Records
All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
Item 36. Management Services
There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $15,000 or more were made during any of the last three fiscal years.
Item 37. Fee Representation
The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable universal life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on April 27, 2026.
Northwestern Mutual Variable Life Account
(Registrant)
By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Raymond J. Manista
Raymond J. Manista Executive Vice President, Chief Legal & Public Affairs Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the Depositor on April 27, 2026.
THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)
By:	/s/ Raymond J. Manista
Raymond J. Manista Executive Vice President, Chief Legal & Public Affairs Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:
Signature	Date	Title
/s/ Timothy J. Gerend	April 27, 2026	Chairman, Trustee and Chief Executive Officer; Principal Executive Officer
Timothy J. Gerend
/s/ Todd M. Jones	April 27, 2026	Executive Vice President and Chief Financial Officer; Principal Financial Officer
Todd M. Jones
/s/ Charles S. Mondesir	April 27, 2026	Vice President, Chief Accounting Officer and Controller; Principal Accounting Officer
Charles S. Mondesir

Signature	Title
/s/ Anne F. Ackerley*	Trustee
Anne F. Ackerley
/s/ Teresa M. Bitetti*	Trustee
Teresa M. Bitetti
/s/ Nicholas E. Brathwaite*	Trustee
Nicholas E. Brathwaite
/s/ Andrew T. Feldstein*	Trustee
Andrew T. Feldstein
/s/ Andrew J. Harmening*	Trustee
Andrew J. Harmening
/s/ David P. Hollander*	Trustee
David P. Hollander
/s/ Randolph W. Melville*	Trustee
Randolph W. Melville
/s/ Jaime Montemayor*	Trustee
Jaime Montemayor
/s/ Timothy H. Murphy*	Trustee
Timothy H. Murphy
/s/ Andrew N. Nunemaker*	Trustee
Andrew N. Nunemaker
/s/ Anne M. Paradis*	Trustee
Anne M. Paradis
/s/ Sandra R. Rogers*	Trustee
Sandra R. Rogers
/s/ Aarti S. Shah*	Trustee
Aarti S. Shah
/s/ Juan C. Zarate*	Trustee
Juan C. Zarate

*By:	/s/ Raymond J. Manista

Raymond J. Manista, Attorney in fact, pursuant to the Power of Attorney Exhibit (j)(g) to Form N-6 Post-Effective Amendment No. 15
for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 13, 2026.

Each of the signatures is affixed as of April 27, 2026.

EXHIBIT INDEX
EXHIBITS FILED WITH FORM N-6
POST-EFFECTIVE AMENDMENT NO. 57 TO
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
FOR
Northwestern Mutual Variable Life Account
Exhibit	Description
(h)(d)(5)
Assignment and Assumption Agreement and Amendment
dated TBD among The Northwestern Mutual Life
Insurance Company, Cantor Fitzgerald Variable Insurance
Trust (formerly Credit Suisse Trust), UBS Asset
Management (Americas) LLC, O’Connor Alternative
Investments, LLC, UBS Asset Management (US) Inc.,
and Ultimus Fund Distributors LLC
Filed herewith
(k)	Opinion and Consent of Counsel	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP	Filed herewith
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith